UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07899 and 811-07885

Name of Fund:	BlackRock Index Funds, Inc.
iShares MSCI EAFE International Index Fund
iShares Russell 2000 Small-Cap Index Fund

Quantitative Master Series LLC
Master Small Cap Index Series

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Index Funds, Inc. and Quantitative Master Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2022

Date of reporting period: 06/30/2022

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•  iShares Municipal Bond Index Fund

•  iShares Short-Term TIPS Bond Index Fund

BlackRock Index Funds, Inc.

•  iShares MSCI EAFE International Index Fund

•  iShares Russell 2000 Small-Cap Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of June 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were particularly steep. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates three times while indicating that additional large rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have significant room to rise before peaking.

Furthermore, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation. However, markets have been primed to expect sharp tightening, which could weigh on valuations until central banks begin to tap the brakes.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of a higher inflation regime leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities in a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(19.96)%	(10.62)%

U.S. small cap equities (Russell 2000® Index)	(23.43)	(25.20)

International equities (MSCI Europe, Australasia, Far East Index)	(19.57)	(17.77)

Emerging market equities (MSCI Emerging Markets Index)	(17.63)	(25.28)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.15	0.18

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(11.34)	(10.94)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(10.35)	(10.29)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(8.98)	(8.57)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(14.19)	(12.82)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of June 30, 2022	iShares Municipal Bond Index Fund

Investment Objective

iShares Municipal Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the ICE BofA US Municipal Securities Index (the “Underlying Index”).

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2022, the Fund’s Institutional Shares returned (8.93)%, Investor A shares returned (9.05)%, Class K Shares returned (8.91)%, and Investor P Shares returned (9.04)%. The Fund’s benchmark, the ICE BofA US Municipal Securities Index, returned (9.28)% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

The broad U.S. municipal bond market returned (9.28%) for the first half of 2022 as gauged by the Underlying Index. The 10-year U.S. Treasury yield reached as high as 3.49% before finishing the period at 3.01%, an increase of 149 basis points from its 1.52% starting point at the end of 2021. Market volatility persisted as the focus of investors toggled between persistently high inflation prints and growing fears around a potential recession. Against a backdrop of historically high inflation, Fed rate hikes and rising Treasury yields, the AAA municipal yield curve moved higher and flattened over the six months.

With respect to monetary policy, the Fed signaled at the beginning of June 2022 that 50 basis point increases in its benchmark overnight lending rate in June and July would be sufficient near-term tightening under the assumption that monthly inflation prints would decelerate. However, surprisingly strong consumer price index data released the week prior to the June 15th Federal Open Market Committee meeting forced the Fed to accelerate its hiking path, raising rates by 75 basis points. While the committee “does not expect moves of this size to be common,” it raised guidance for the path of hikes for the rest of the year and indicate it will be looking for compelling evidence that inflation pressures are abating before considering a pause. Importantly, the Fed’s Summary of Economic Projections revealed an acknowledgment that restoring price stability will require some economic pain, likely in the form of higher unemployment.

Elsewhere on the economic data front, May 2022 saw a solid 390,000 jobs gained, although this reflected a slowdown from the 516,000 gained in April 2022. Unemployment remained little changed at 3.62% for the third month in a row as the pace of recovery continues to slow since the start of the year. Other parts of the economy also showed moderation, with retail sales, housing starts, and purchasing manager index data all softening. Additionally, consumer confidence has fallen precipitously over the course of the first half of the year as inflation takes its toll on household spending and sentiment.

Describe recent portfolio activity.

During the period, the Fund maintained its objective of seeking to provide investment results that correspond to the total return performance of the Index by selecting securities in accordance with their relative proportion within the Index. Other factors considered in security selection included transaction costs and maturity.

Describe portfolio positioning at period end.

The Fund remained positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2022 (continued)	iShares Municipal Bond Index Fund

Performance

				Average Annual Total Returns(a)(b)

				1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	2.85%	2.85%	(8.93)%	(8.64)%	N/A	1.31%	N/A	2.03%	N/A
Investor A	2.67	2.66	(9.05)	(8.87)	N/A	1.12	N/A	1.94	N/A
Investor P	2.57	2.57	(9.04)	(8.87)	(12.52)%	1.12	0.30%	1.94	1.52%
Class K	2.97	2.88	(8.91)	(8.60)	N/A	1.34	N/A	2.05	N/A
ICE BofA US Municipal Securities Index(c)	—	—	(9.28)	(8.86)	N/A	1.54	N/A	2.46	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. On November 19, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

(b)

The Fund generally invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in securities or other financial instruments that are components of or have economic characteristics similar to the securities in the Underlying Index.

(c)

An index that tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 910.70	$ 1.18		$ 1,000.00	$ 1,023.55	$ 1.25		0.25%
Investor A	1,000.00	909.50	2.37		1,000.00	1,022.32	2.51		0.50
Investor P	1,000.00	909.60	2.37		1,000.00	1,022.32	2.51		0.50
Class K	1,000.00	910.90	0.95		1,000.00	1,023.80	1.00		0.20

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of June 30, 2022 (continued)	iShares Municipal Bond Index Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments

State	29.5%
Transportation	26.3
Utilities	16.7
County/City/Special District/School District	16.1
Health	5.8
Education	4.7
Tobacco	0.9

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	4.3%
2023	8.4
2024	8.6
2025	11.5
2026	15.5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments

AAA/Aaa	21.2%
AA/Aa	58.5
A	16.9
BBB/Baa	2.8
N/R(e)	0.6

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of June 30, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

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Fund Summary as of June 30, 2022	iShares Short-Term TIPS Bond Index Fund

Investment Objective

iShares Short-Term TIPS Bond Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. 0-5 Year Treasury Inflation-Protected Securities (TIPS).

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2022, the Fund’s Institutional Shares returned (1.41)%, Class K Shares returned (1.39)% and Investor A shares returned (1.53)%. The Fund’s benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L), (the “Underlying Index”), returned (1.40)% for the same period.

Returns for the Fund’s respective share classes differ from the Underlying Index based on individual share-class expenses.

What factors influenced performance?

Prices for “TIPS” are influenced by changes in inflation expectations as well as the direction of nominal Treasury yields. For the six-month period, the Bloomberg U.S. TIPS Index posted a return of (8.92%) while the Fund’s benchmark, the Bloomberg U.S. TIPS 0-5 year Index (Series-L), returned (1.40%), with returns for both indexes limited by rising longer-term nominal Treasury yields.

For much of the period, investors primarily focused on the impact of Russia’s war on Ukraine and the Fed hiking its benchmark overnight lending rate, along with persistently high inflation readings. The May consumer price index (“CPI”) report showed another robust gain in core and headline inflation, with the latter printing at its highest level in 40 years. The labor market continued its strong recovery, with the April 2022 nonfarm payroll report showing 428,000 new jobs, above market expectations of 380,000, and the May 2022 report adding 390,000 jobs versus the anticipated 318,000.

Reflecting concern over historically high inflation, the Federal Open Market Committee raised short-term rates by 50 basis points on May 4, 2022 and another 75 basis points on June 15, 2022. Chairman Jerome Powell stated that the committee was “determined, resolved, but flexible” in this highly uncertain environment to bring inflation down. The Summary of Economic Projections revealed a committee that acknowledges the process to restoring price stability will be painful. The committee will continue to remain focused on preventing higher inflation from getting entrenched with the labor market now extremely tight.

The Master Portfolio held a small amount of cash committed for pending transactions. The cash balance did not have a material impact on performance.

Describe recent portfolio activity.

During the period, the Fund maintained its objective of seeking to provide investment results that correspond to the total return performance of the benchmark Index by selecting securities in accordance with their relative proportion within the Index. Other factors considered in security selection included transaction costs and maturity.

Describe portfolio positioning at period end.

The Fund remains positioned to attempt to match the risk and return characteristics of the Index, irrespective of the future direction of inflation expectations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

	6-Month Total Returns	1 Year	5 Years	Since Inception	(c)

Institutional	(1.41)%	0.96%	2.87%	2.68%
Investor A	(1.53)	0.69	2.61	2.41
Class K	(1.39)	0.99	2.89	2.70

Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L)(d)	(1.40)	1.06	2.99	2.79

(a)	Average annual total returns reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in securities of the Underlying Index. The Fund may invest a portion of the remainder of its assets in securities not included in the Underlying Index, but which BlackRock Advisors, LLC believes will help the Fund track the Underlying Index.

(c)	The Fund commenced operations on February 16, 2016.
(d)

Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L) (formerly Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L), an index that measures the performance of the inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of less than five years.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	7

Fund Summary as of June 30, 2022 (continued)	iShares Short-Term TIPS Bond Index Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$1,000.00	$985.90	$0.34		$1,000.00	$1,024.45	$0.35		0.07%
Investor A	1,000.00	984.70	1.77		1,000.00	1,023.01	1.81		0.36
Class K	1,000.00	986.10	0.30		1,000.00	1,024.50	0.30		0.06

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

ALLOCATION BY MATURITY

Period	Percent of Total Investments(a)

0-1 Year	16.7%
1-2 Years	16.4
2-3 Years	23.3
3-4 Years	21.9
4-5 Years	21.7

(a)	Exclude short-term securities.

FIVE LARGEST FUND HOLDINGS

Holding	Percent of Total Investments

U.S. Treasury Inflation-Indexed Bonds, 0.63%, 01/15/24	6.4%
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 01/15/23	6.2
U.S. Treasury Inflation-Indexed Bonds, 0.63%, 04/15/23	5.9
U.S. Treasury Inflation-Indexed Bonds, 0.38%, 07/15/23	5.9
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 07/15/24	5.6

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2022	iShares MSCI EAFE International Index Fund

Investment Objective

iShares MSCI EAFE International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2022, the Fund’s Institutional Shares returned (19.01)%, Investor A Shares returned (19.14)%, Investor P Shares returned (19.14)%, and Class K Shares returned (18.99)%. The MSCI EAFE Index returned (19.57)% for the same period.

Returns for the Fund’s respective share classes differ from the MSCI EAFE Index based on individual share-class expenses.

Describe the market environment.

As developed markets started recovering from the Omicron Variant of the COVID-19 pandemic, investors’ attention shifted to rising inflation rates, the spike in commodity prices, and the financial and economic implications of the Russian invasion of Ukraine in February 2022. Those concerns dampened investors’ sentiment and market performance over the first quarter.

In response to rising inflation rates, the European Central Bank (“ECB”) announced their plan to end bond purchasing by the end of September 2022. Annual inflation in the eurozone rose from 5.9% in February 2022 to 7.5% in March 2022, fueled by increasing commodity prices. In the U.K., the Bank of England raised the interest rate by 0.5% over the quarter on top of an additional 0.15% raise in December 2021. The U.K. equity market proved more resilient than its developed markets peers, supported by its exposure to energy and materials.

In Japan, the manufacturing sector continued to suffer from supply chain disruption and the semiconductor shortage. The yen weakened and reached a six-year low against the U.S. dollar in March 2022.

Rising inflation and recession fears weighed down on developed markets performance. Global geopolitical tension intensified as the war in Ukraine continued with no sign of resolution. European countries were directly impacted by the reduction in gas supply from Russia and increased gas prices — peaking in the first half of June 2022 and driving inflation higher. Germany announced its energy emergency plan to prioritize industrial users with the allocation of gas supply. Similarly, the U.K. unveiled its new measures to help households facing larger energy bills in the upcoming fall.

As a result of the ongoing elevated inflation, the Bank of England raised the U.K. base rate to 1.25% in June 2022 while the ECB indicated a first-rate hike will likely be in July 2022 along with an end to asset purchase plan early in Q3 2022. In Japan, the Yen weakened against the U.S. dollar breaching the 130 level for the first time in the last two decades as Bank of Japan kept its accommodative monetary policy unchanged.

Describe recent portfolio activity.

During the six-month period, as changes were made to the composition of the MSCI EAFE Index, the Fund purchased and sold securities to maintain its objective of matching the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the MSCI EAFE Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	9

Fund Summary as of June 30, 2022 (continued)	iShares MSCI EAFE International Index Fund

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(19.01)%	(17.26)%	N/A	2.32%	N/A	5.32%	N/A
Investor A	(19.14)	(17.48)	N/A	2.06	N/A	5.04	N/A
Investor P	(19.14)	(17.48)	(21.81)%	2.05	0.96%	5.05	4.49%
Class K	(18.99)	(17.20)	N/A	2.38	N/A	5.36	N/A

MSCI EAFE Index(c)	(19.57)	(17.77)	N/A	2.20	N/A	5.40	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Prior to August 1, 2016, the Fund invested all of its assets in Master International Index Series, a series of Quantitative Master Series LLC. Master International Index Series invested in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. On August 1, 2016, the Fund ceased to invest in the Master International Index Series as part of a “master/feeder” structure and instead began to operate as a stand-alone fund.

(c)

An equity index which captures large- and mid-cap representation across certain developed markets countries around the world, excluding the United States and Canada. The index covers approximately 85% of the free float adjusted market capitalization in each country.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 809.90	$ 0.40		$ 1,000.00	$ 1,024.35	$ 0.45		0.09%
Investor A	1,000.00	808.60	1.52		1,000.00	1,023.11	1.71		0.34
Investor P	1,000.00	808.60	1.52		1,000.00	1,023.11	1.71		0.34
Class K	1,000.00	810.10	0.18		1,000.00	1,024.60	0.20		0.04

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Nestle SA	2.4%
Roche Holding AG	1.7
AstraZeneca PLC	1.5
Shell PLC	1.4
ASML Holding NV	1.4
Novo Nordisk A/S, Class B	1.3
Novartis AG	1.3
LVMH Moet Hennessy Louis Vuitton SE	1.2
Toyota Motor Corp.	1.2
BHP Group Ltd., Class DI	1.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

Japan	21.9%
United Kingdom	14.4
France	10.7
Switzerland	10.5
Australia	8.5
Germany	7.6
Netherlands	4.4
Sweden	3.1
Hong Kong	2.9
Denmark	2.7
Spain	2.5
Italy	1.9
Singapore	1.4
Finland	1.2
Other#	5.4
Other Assets Less Liabilities	0.9

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of June 30, 2022	iShares Russell 2000 Small-Cap Index Fund

Investment Objective

iShares Russell 2000 Small-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 2000® Index (the “Underlying Index”) as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2022, the Fund’s Institutional Shares returned (23.41)%, Investor A Shares returned (23.46)%, Investor P Shares returned (23.50)%, and Class K Shares returned (23.37)%. The Underlying Index returned (23.43)% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC.

Describe the market environment.

Geopolitical tension after the Russian invasion of Ukraine in February 2022 fueled existing concerns over rising inflation, interest rate hikes, and rallying commodity prices. On the other hand, economic data in the United States remained strong with robust employment numbers and corporate earnings results. This provided comfort to investors but added to U.S. policy makers challenges. Investors were concerned that the Fed may dampen growth in an effort to get inflation under control.

Commodity prices spiked in the first quarter 2022 and pushed expectations for a higher inflation rate. The Fed hiked the interest rate by 25 basis points and signaled hikes at all six-remaining meetings for the year in efforts to tackle the highest inflation rate in four decades.

Concerns about high inflation, growth outlook and recession fears increased in the United States during the second quarter. While the unemployment rate remained low and wage growth strong, consumer sentiment went down as consumers struggled with higher prices and borrowing costs. The increased expectation of an interest rate hike weighed down on U.S. equity market valuations.

As the Fed continued to grapple with inflation, their messaging evolved over the second quarter 2022. Initially, Chairman Jerome Powel adopted a more hawkish tone stating that they would not hesitate to raise interest rates beyond neutral to achieve its inflation target and would be willing to accept an increase in unemployment rate. But as risks to growth increased over the quarter and recession fears intensified, the number and magnitude of future rate hikes beyond July 2022 remained unclear.

Describe recent portfolio activity.

During the six-month period, as changes were made to the composition of the Underlying Index, the Series purchased and sold securities to maintain its objective of matching the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(23.41)%	(25.18)%	N/A	5.16%	N/A	9.35%	N/A
Investor A	(23.46)	(25.36)	N/A	4.91	N/A	9.08	N/A
Investor P	(23.50)	(25.39)	(29.31)%	4.89	3.77%	9.07	8.49%
Class K	(23.37)	(25.13)	N/A	5.22	N/A	9.40	N/A

Russell 2000® Index(c)	(23.43)	(25.20)	N/A	5.17	N/A	9.35	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Series. The Series may invest in a statistically selected sample of the stocks included in the Underlying Index and in derivative instruments linked to the Underlying Index.

(c)

An index that measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	11

Fund Summary as of June 30, 2022 (continued)	iShares Russell 2000 Small-Cap Index Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/22)	Ending Account Value (06/30/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 765.90	$ 0.53		$ 1,000.00	$ 1,024.20	$ 0.60		0.12%
Investor A	1,000.00	765.40	1.62		1,000.00	1,022.96	1.86		0.37
Investor P	1,000.00	765.00	1.62		1,000.00	1,022.96	1.86		0.37
Class K	1,000.00	766.30	0.31		1,000.00	1,024.45	0.35		0.07

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

On November 19, 2018, the iShares Municipal Bond Index Fund acquired all of the assets and assumed certain stated liabilities, of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, in a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. Accordingly, information provided herein for periods prior to the Reorganization is that of the Predecessor Fund. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganization.

Institutional and Class K Shares performance of iShares Municipal Bond Index Fund shown prior to the Institutional and Class K Shares inception date of November 19, 2018 is that of Investor A Shares, which reflect the performance of Premier Shares of the Predecessor Fund. The performance of iShares Municipal Bond Index Fund’s Institutional and Class K Shares would be substantially similar to Investor A Shares because Institutional Shares, Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that Institutional Shares, Class K Shares and Investor A Shares have different expenses. The actual returns of Institutional and Class K Shares would have been higher than those of the Investor A Shares because Institutional and Class K Shares have lower expenses than the Investor A Shares.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor A Shares performance of iShares Municipal Bond Index Fund shown prior to the Reorganization is that of the Premier Shares of the Predecessor Fund.

Investor P Shares (available in iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund) are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund’s distributor to offer such shares. Investor P Share performance of iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund shown prior to the Investor P Shares inception date of August 6, 2018 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Investor P Shares (available in iShares Municipal Bond Index Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Shares performance shown prior to the Reorganization is that of the Premier Shares of the Predecessor Fund.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors, the investment adviser of iShares Municipal Bond Index Fund and BlackRock Advisors, LLC, the investment adviser of iShares Short-Term TIPS Bond Index Fund, iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund (the “Manager”), each has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

A B O U T F U N D P E R F O R M A N C E	13

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Schedule of Investments (unaudited) June 30, 2022	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.5%

State — 0.2%
Alabama Public School and College Authority, Refunding RB, Series A, 4.00%, 11/01/38	$395	$398,871

Transportation — 0.3%
Alabama Federal Aid Highway Finance Authority, Refunding RB, Series B, 5.00%, 09/01/24(a)	900	956,720

Total Municipal Bonds in Alabama		1,355,591

Arizona — 0.2%

County/City/Special District/School District — 0.2%
City of Phoenix Arizona, Refunding GO, 5.00%, 07/01/24	650	688,300

California — 21.7%

County/City/Special District/School District — 4.5%
Coast Community College District, Refunding GO, Series A, 4.00%, 08/01/23(b)	1,000	1,024,571
Contra Costa Community College District, GO, Series A, 4.00%, 08/01/39	1,000	997,722
El Camino Community College District Foundation, GO, Series C, 0.00%, 08/01/38(c)	680	353,277
Fremont Union High School District, Refunding GO, Series A, 5.00%, 08/01/44	1,350	1,459,714
Los Angeles Community College District, Refunding GO, Series A, 5.00%, 08/01/24(b)	1,000	1,061,514
Los Angeles County Facilities, Inc., RB, Series A, 4.00%, 12/01/48	1,000	958,874
Los Angeles Unified School District, GO, Series B-1, 5.00%, 07/01/33	1,500	1,651,200
Poway Unified School District, Refunding GO, CAB, Series B, 0.00%, 08/01/46(c)	995	337,572
Sacramento City Financing Authority, Refunding RB, Series E, (AMBAC), 5.25%, 12/01/30	250	288,310
San Diego Community College District, Refunding GO, 4.00%, 08/01/26(b)	500	534,568
San Diego Unified School District, GO
Series I, 5.00%, 07/01/41	1,000	1,070,704
Series I, 5.00%, 07/01/47	2,075	2,206,708
Series L, 4.00%, 07/01/49	1,000	965,945
San Marcos Unified School District, GO, CAB, Series B, 0.00%, 08/01/51(c)	350	93,380

		13,004,059

Education — 2.5%
California Educational Facilities Authority, RB
Series U-6, 5.00%, 05/01/45	1,260	1,504,647
Series U-7, 5.00%, 06/01/46	495	594,270
California State University, Refunding RB
Series A, 4.00%, 11/01/35	500	505,515
Series A, 4.00%, 11/01/38	500	501,551
Series A, 5.00%, 11/01/43	540	565,311
Series A, 5.00%, 11/01/48	1,030	1,101,775
University of California, Refunding RB
Series AR, 5.00%, 05/15/41	605	645,704
Series AY, 5.00%, 05/15/32	500	548,870
Series AY, 5.00%, 05/15/36	1,000	1,081,327

		7,048,970

Security	Par (000)	Value

Health — 0.4%
California Health Facilities Financing Authority, Refunding RB, Class A, 5.00%, 08/15/51	$1,000	$1,087,089

State — 5.5%
California State Public Works Board, RB, Series A, 5.00%, 03/01/38	1,000	1,016,342
California State Public Works Board, Refunding RB
Series B, 5.00%, 10/01/26	250	277,021
Series C, 5.00%, 11/01/34	685	736,139
State of California, GO, 5.00%, 03/01/45	1,000	1,039,257
State of California, Refunding GO 5.00%, 10/01/24	475	506,054
5.00%, 10/01/25	1,000	1,089,448
5.00%, 08/01/26	540	585,260
5.00%, 08/01/27	1,000	1,105,243
5.00%, 08/01/31	1,000	1,089,732
5.00%, 09/01/31	565	616,567
5.00%, 12/01/31	2,000	2,082,379
4.00%, 09/01/32	250	257,433
4.00%, 09/01/35	1,000	1,008,245
5.00%, 09/01/35	1,000	1,081,104
5.00%, 02/01/38	1,000	1,014,968
5.00%, 12/01/43	500	517,345
5.00%, 08/01/46	1,000	1,058,575
3.00%, 04/01/52	1,000	778,569

		15,859,681

Tobacco — 0.9%
Golden State Tobacco Securitization Corp., Refunding RB, Series A, (SAP), 5.00%, 06/01/25(b)	2,400	2,597,407

Transportation — 3.0%
Bay Area Toll Authority, RB, Series F-1, 4.00%, 04/01/56	1,000	960,677
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/38	500	500,822
City of Long Beach California Harbor Revenue, Refunding ARB, Series C, 5.00%, 05/15/47	500	530,514
City of Los Angeles Department of Airports, ARB, Sub-Series B, 5.00%, 05/15/42	1,500	1,597,771
City of Los Angeles Department of Airports, Refunding RB, Series D, AMT, 3.00%, 05/15/40	1,265	1,057,326
Foothill-Eastern Transportation Corridor Agency, RB, Series A, Senior Lien, 4.00%, 01/15/46	1,000	918,975
Foothill-Eastern Transportation Corridor Agency, Refunding RB, CAB(c)
Series A, (AGM), 0.00%, 01/15/36	500	286,015
Series A, (AGM), 0.00%, 01/15/37	1,000	543,876
Riverside County Transportation Commission, Refunding RB, Series B-1, Senior Lien, 4.00%, 06/01/37	1,154	1,135,312
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series A, AMT, 4.00%, 05/01/49	1,000	928,052

		8,459,340

Utilities — 4.9%
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, 5.00%, 11/01/35	1,305	1,416,253
East Bay Municipal Utility District Water System Revenue, Refunding RB
Series B, 5.00%, 06/01/33	1,435	1,579,406
Series B-2, 5.00%, 06/01/34	1,000	1,193,926

F U N D S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) June 30, 2022	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Los Angeles Department of Water & Power System Revenue, RB, Series D, 5.00%, 07/01/44	$1,500	$1,564,454
Los Angeles Department of Water & Power System Revenue, Refunding RB
Series A, 5.00%, 07/01/30	1,500	1,588,608
Series A, 5.00%, 07/01/37	1,000	1,092,240
Sacramento Municipal Utility District, RB, Series A, 5.00%, 08/15/41	575	593,143
San Diego County Water Authority, RB, Series A, 5.00%, 05/01/47	1,550	1,762,681
San Diego Public Facilities Financing Authority, Refunding RB, Series A, Subordinate, 5.00%, 08/01/43	500	548,090
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB, Series B, 4.00%, 10/01/42	1,500	1,492,070
State of California Department of Water Resources, Refunding RB, Series AW, 5.00%, 12/01/26(b)	1,000	1,118,677

		13,949,548

Total Municipal Bonds in California		62,006,094

Colorado — 2.0%

County/City/Special District/School District — 0.5%
City & County of Denver Colorado, Refunding RB, Series A, 4.00%, 08/01/46	1,500	1,489,571

Health — 0.4%
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44	1,000	1,021,542

State — 0.2%
State of Colorado, COP, Series N, 4.00%, 03/15/43	500	494,985

Transportation — 0.5%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/35	1,000	1,059,523
E-470 Public Highway Authority, Refunding RB, Series A, 5.00%, 09/01/40	400	417,526

		1,477,049

Utilities — 0.4%
Board of Water Commissioners City & County of Denver, RB, Series A, 4.00%, 12/15/26	1,230	1,231,578

Total Municipal Bonds in Colorado		5,714,725

Connecticut — 2.3%

Health — 0.4%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,000	1,037,669

State — 1.9%
State of Connecticut Special Tax Revenue, RB
Series A, 5.00%, 09/01/24	400	424,512
Series A, 5.00%, 10/01/29	725	748,123
Series A, 4.00%, 05/01/36	1,000	1,005,353
Series A, 4.00%, 09/01/36	430	431,144

Security	Par (000)	Value

State (continued)
State of Connecticut, GO
Series A, 5.00%, 10/15/23	$850	$883,940
Series A, 5.00%, 10/15/27	400	413,877
Series B, 5.00%, 06/15/28	400	427,580
Series B, 4.00%, 06/15/33	850	862,196
State of Connecticut, Refunding GO, Series B, 5.00%, 05/15/25	250	269,502

		5,466,227

Total Municipal Bonds in Connecticut		6,503,896

District of Columbia — 2.5%

State — 0.6%
District of Columbia, GO
Series D, 5.00%, 06/01/26	500	550,744
Series D, 4.00%, 06/01/34	1,000	1,027,080

		1,577,824

Transportation — 1.0%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 4.00%, 10/01/51	1,500	1,400,171
Washington Metropolitan Area Transit Authority, RB, Series A, 4.00%, 07/15/45	1,500	1,470,994

		2,871,165

Utilities — 0.9%
District of Columbia Water & Sewer Authority, Refunding RB Sub-Series A, 5.00%, 10/01/45	1,510	1,611,805
Series C, Sub-Lien, 5.00%, 10/01/24(b)	1,000	1,065,150

		2,676,955

Total Municipal Bonds in District of Columbia		7,125,944

Florida — 2.8%

County/City/Special District/School District — 0.7%
County of Miami-Dade Florida Transit System, RB, Series A, 4.00%, 07/01/50	1,500	1,436,832
School Board of Miami-Dade County, Refunding COP, Series D, 5.00%, 02/01/27	500	537,262

		1,974,094

State — 0.4%
State of Florida, Refunding GO, Series A, 5.00%, 07/01/25	1,000	1,084,826

Transportation — 1.7%
Central Florida Expressway Authority, Refunding RB, Series B, Senior Lien, 5.00%, 07/01/33	1,000	1,090,840
County of Broward Florida Airport System Revenue, Refunding ARB, Series Q-1, 5.00%, 10/01/22(b)	1,000	1,008,851
Greater Orlando Aviation Authority, ARB, Series A, AMT, 5.00%, 10/01/54	850	885,584

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Miami-Dade County Expressway Authority, Refunding RB, Series B, 5.00%, 07/01/25	$1,000	$1,053,503
State of Florida Department of Transportation Turnpike System Revenue, RB, Series A, 4.00%, 07/01/48	1,000	959,305

		4,998,083

Total Municipal Bonds in Florida		8,057,003

Georgia — 2.4%

County/City/Special District/School District — 0.9%
Gwinnett County School District, GO, 5.00%, 02/01/40	1,400	1,559,764
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, Series B, 5.00%, 07/01/35	1,000	1,073,549

		2,633,313

State — 0.9%
State of Georgia, GO, Series A, 5.00%, 02/01/29	650	706,799
State of Georgia, Refunding GO, Series C, 5.00%, 07/01/28	1,710	1,919,614

		2,626,413

Transportation — 0.4%
City of Atlanta Georgia Department of Aviation, Refunding RB, Series A, 5.00%, 07/01/29	1,000	1,138,954

Utilities — 0.2%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 05/01/25(b)	500	539,707

Total Municipal Bonds in Georgia		6,938,387

Hawaii — 0.2%

State — 0.2%
State of Hawaii, Refunding GO, Series A, 5.00%, 11/01/22(b)	500	505,909

Illinois — 4.1%

Health — 0.4%
Illinois Finance Authority, Refunding RB, 5.00%, 12/01/40	1,000	1,042,807

State — 1.9%
Metropolitan Pier & Exposition Authority, Refunding RB, Class B, (AGM), 0.00%, 06/15/46(c)	1,105	351,163
State of Illinois, GO
5.00%, 05/01/39	1,500	1,516,812
Series C, 5.00%, 11/01/29	1,000	1,064,512
Series D, 5.00%, 11/01/24	1,000	1,046,347
Series D, 5.00%, 11/01/26	500	535,462
State of Illinois, Refunding GO
Series A, 5.00%, 10/01/25	500	528,863
Series A, 5.00%, 10/01/28	500	540,732

		5,583,891

Transportation — 1.8%
Chicago O’Hare International Airport, ARB, Series E, Senior Lien, 5.00%, 01/01/24	410	427,289
Chicago O’Hare International Airport, Refunding ARB
Series B, Senior Lien, 4.00%, 01/01/44	1,000	958,379
Series B, Senior Lien, 5.00%, 01/01/48	1,000	1,043,826
Chicago Transit Authority Capital Grant Receipts Revenue, Refunding RB, 5.00%, 06/01/28	190	208,718
Illinois State Toll Highway Authority, RB Series A, 4.00%, 01/01/46	1,000	963,218

Security	Par (000)	Value

Transportation (continued)
Illinois State Toll Highway Authority, RB (continued)
Series B, 5.00%, 01/01/41	$1,000	$1,050,248
Illinois State Toll Highway Authority, Refunding RB
Series A, 5.00%, 01/01/25	100	106,615
Series A, 5.00%, 01/01/30	250	281,613

		5,039,906

Total Municipal Bonds in Illinois		11,666,604

Indiana — 0.0%

State — 0.0%

Indiana Finance Authority, Refunding RB, Series C, 5.00%, 12/01/24	100	106,813

Kansas — 0.8%

County/City/Special District/School District — 0.1%
University of Kansas Hospital Authority, Refunding RB, Series A, 5.00%, 03/01/27(b)	155	172,788

Health — 0.1%
University of Kansas Hospital Authority, Refunding RB, Series A, 5.00%, 03/01/47	425	440,882

Transportation — 0.6%
State of Kansas Department of Transportation, RB 5.00%, 09/01/27	1,000	1,075,458
5.00%, 09/01/34	500	533,962

		1,609,420

Total Municipal Bonds in Kansas		2,223,090

Louisiana — 0.3%

County/City/Special District/School District — 0.3%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series C-1, 2nd Lien, 5.00%, 05/01/23(b)	925	950,603

Maryland — 1.5%

State — 1.1%
State of Maryland, GO
Series A, 5.00%, 03/15/28	450	512,738
Series A, 5.00%, 03/15/30	1,000	1,163,335
Series A, 5.00%, 03/15/31	400	440,572
State of Maryland, Refunding GO, Series B, 5.00%, 08/01/25	1,000	1,086,198

		3,202,843

Transportation — 0.4%
State of Maryland Department of Transportation, ARB 4.00%, 12/15/28	405	413,853
4.00%, 11/01/29	695	717,933

		1,131,786

Total Municipal Bonds in Maryland		4,334,629

Massachusetts — 2.8%

Education — 0.8%
Massachusetts Development Finance Agency, RB, Series P, 5.00%, 07/01/50	500	618,230
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.00%, 07/15/40	1,000	1,174,402
University of Massachusetts Building Authority, Refunding RB, Series 1, 5.00%, 11/01/24(b)	400	426,692

		2,219,324

F U N D S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) June 30, 2022	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health — 0.4%
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/34	$1,000	$1,071,823

State — 1.6%
Commonwealth of Massachusetts, GO
Series A, 5.00%, 03/01/26	725	796,390
Series B, 3.00%, 02/01/48	1,000	806,828
Series E, 4.00%, 04/01/46	530	527,936
Series F, 5.00%, 11/01/42	1,000	1,079,366
Series G, 4.00%, 09/01/32	1,325	1,362,315

		4,572,835

Total Municipal Bonds in Massachusetts		7,863,982

Michigan — 1.3%

Education — 0.2%
University of Michigan, Refunding RB, 5.00%, 04/01/26(b)	585	643,662

Health — 0.4%
Michigan Finance Authority, Refunding RB, Series A, 5.00%, 12/01/41	1,000	1,066,467

State — 0.7%
Michigan State Building Authority, Refunding RB, Series I, 3.00%, 10/15/51	1,000	796,582
State of Michigan Trunk Line Revenue, RB, Series B, 5.00%, 11/15/45	1,000	1,117,969

		1,914,551

Total Municipal Bonds in Michigan		3,624,680

Minnesota — 0.4%

Health — 0.4%
City of Rochester Minnesota, Refunding RB, 5.00%, 11/15/57	1,000	1,089,475

Missouri — 0.4%

Utilities — 0.4%
Metropolitan St. Louis Sewer District, Refunding RB
Series B, 5.00%, 05/01/25(b)	330	355,265
Series B, 5.00%, 05/01/45	705	757,972

Total Municipal Bonds in Missouri		1,113,237

New Jersey — 5.2%

Health — 0.3%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	1,000	955,861

State — 2.1%
New Jersey Economic Development Authority, RB, Series EEE, 5.00%, 06/15/48	1,000	1,034,985
New Jersey Economic Development Authority, Refunding RB
Series NN, 5.00%, 03/01/23(b)	1,000	1,022,552
Series NN, 5.00%, 03/01/25	500	508,949
New Jersey Transportation Trust Fund Authority, RB, Series S, 5.00%, 06/15/46	500	517,647
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/38(c)	530	245,283

Security	Par (000)	Value

State (continued)
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/36	$1,000	$1,050,238
State of New Jersey, GO, Series A, 4.00%, 06/01/31	1,500	1,582,838

		5,962,492

Transportation — 2.8%
New Jersey Transportation Trust Fund Authority, RB
Series A, 0.00%, 12/15/25(c)	100	89,342
Series AA, 5.00%, 06/15/25	150	155,322
Series AA, 4.75%, 06/15/38	280	284,720
New Jersey Transportation Trust Fund Authority, RB, CAB(c)
Series A, 0.00%, 12/15/32	250	161,052
Series A, 0.00%, 12/15/35	3,075	1,688,285
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 4.00%, 12/15/31	1,000	1,015,977
Series D, 5.00%, 12/15/24	250	261,657
New Jersey Turnpike Authority, RB, Series A, 5.00%, 01/01/34	1,000	1,046,591
New Jersey Turnpike Authority, Refunding RB
Series B, 5.00%, 01/01/23(b)	840	854,142
Series E, 5.00%, 01/01/29	1,000	1,108,346
Series E, 5.00%, 01/01/32	1,100	1,205,761

		7,871,195

Total Municipal Bonds in New Jersey		14,789,548

New York — 24.2%

County/City/Special District/School District — 6.2%
City of New York, GO
Series B-1, 5.00%, 12/01/41	1,390	1,481,944
Series D, 5.00%, 12/01/35	500	544,518
Series D, 4.00%, 12/01/41	1,000	985,985
Series F-1, 5.00%, 03/01/43	1,000	1,087,619
Series F-1, 5.00%, 03/01/50	1,000	1,081,238
City of New York, Refunding GO, Series I, 5.00%, 08/01/26	165	165,432
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	910	972,501
Nassau County Interim Finance Authority, Refunding RB, Series A, 4.00%, 11/15/34	310	330,977
New York City Industrial Development Agency, Refunding RB, (AGM), 4.00%, 03/01/45	300	282,941
New York City Transitional Finance Authority Future Tax Secured Revenue, RB 5.00%, 05/01/37	1,000	1,059,788
Series A-1, 5.00%, 08/01/36	500	543,656
Series A-1, 5.00%, 08/01/42	1,000	1,076,962
Series B-1, 5.00%, 08/01/40	1,500	1,584,968
Series C-1, 5.00%, 02/01/32	2,285	2,640,732
Series C-2, 5.00%, 05/01/36	1,000	1,084,417
Sub-Series I, 5.00%, 05/01/42	1,620	1,639,640
New York State Thruway Authority, Refunding RB, Series A-3, 4.00%, 03/15/56	1,000	948,642

		17,511,960

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education — 1.0%
New York State Dormitory Authority, RB 5.00%, 10/01/45	$1,500	$1,768,713
Series A, 4.00%, 07/01/41	1,000	990,116

		2,758,829

State — 6.4%
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 5.00%, 07/15/31	1,000	1,058,411
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series -2A, Subordinate, (SAW), 4.00%, 07/15/36	1,455	1,441,921
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/35	740	805,602
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/24(a)	600	631,882
Series A, 5.00%, 03/15/28	250	281,166
Series A, 4.00%, 03/15/43	500	488,823
Series A, 3.00%, 03/15/51	2,000	1,571,244
Series D, 4.00%, 02/15/47	1,000	972,670
Series E, 5.00%, 03/15/27	500	559,173
Series E, 5.00%, 09/15/28(b)	5	5,696
Series E, 5.00%, 03/15/29	995	1,124,604
Series E, 4.00%, 03/15/39	1,000	984,576
Series E, 3.00%, 03/15/41	1,500	1,261,667
New York State Thruway Authority, Refunding RB, Series A-1, 4.00%, 03/15/44	2,460	2,404,466
New York State Urban Development Corp., Refunding RB
Series A, 5.00%, 03/15/24	1,000	1,051,543
Series A, 5.00%, 03/15/27	600	665,086
Series A, 5.00%, 03/15/39	1,000	1,087,437
Series E, 3.00%, 03/15/50	1,130	898,340
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/24(b)	1,000	1,066,488

		18,360,795

Transportation — 5.2%
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/37	1,075	1,111,292
Series B-1, 5.00%, 11/15/47	1,000	1,040,199
Series D, 5.00%, 11/15/25	1,235	1,246,647
Series D-1, 5.00%, 11/15/34(d)	1,000	1,043,829
Series E-1, 5.00%, 11/15/42	1,260	1,269,822
Sub-Series C-1, 5.00%, 11/15/34	1,000	1,046,420
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	1,000	932,775
Port Authority of New York & New Jersey, Refunding ARB 179th Series, 5.00%, 12/01/32	1,000	1,039,630
194th Series, 5.00%, 10/15/34	1,395	1,487,677
194th Series, 5.00%, 10/15/41	835	879,759
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/42	1,000	979,729
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/31	1,000	1,088,186
Series A, 5.00%, 11/15/40	600	633,453
Series B, 5.00%, 11/15/38	1,000	1,075,244

		14,874,662

Security	Par (000)	Value

Utilities — 5.4%
Long Island Power Authority, Refunding RB, Series B, 5.00%, 09/01/41	$1,500	$1,618,075
New York City Municipal Water Finance Authority, RB
Series CC-1, 5.00%, 06/15/48	1,000	1,069,851
Series DD-1, 4.00%, 06/15/49	1,000	973,825
New York City Municipal Water Finance Authority, Refunding RB
Series DD, 5.00%, 06/15/35	2,500	2,626,061
Series DD, 5.00%, 06/15/39	420	439,217
Series EE, 5.00%, 06/15/36	1,000	1,069,061
New York Power Authority RB, (AGM), 4.00%, 11/15/52	1,000	967,604
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/50	1,000	962,959
New York State Dormitory Authority, RB, Series A, 5.00%, 10/01/48	1,000	1,181,315
New York State Environmental Facilities Corp., Refunding RB, Series A, Subordinate, 4.00%, 06/15/46	1,475	1,449,226
Utility Debt Securitization Authority, Refunding RB
Series TE, Restructured, 5.00%, 12/15/34	1,000	1,041,698
Series TE, Restructured, 5.00%, 12/15/41	2,000	2,073,233

		15,472,125

Total Municipal Bonds in New York		68,978,371

North Carolina(c) — 0.2%

Transportation — 0.2%
North Carolina Turnpike Authority, RB, CAB 0.00%, 01/01/49	1,000	304,292
Series B, (AGC), 0.00%, 01/01/34	500	320,035

Total Municipal Bonds in North Carolina		624,327

Ohio — 1.0%

State — 0.2%
State of Ohio, Refunding GO, Series B, 5.00%, 09/15/25	510	554,595

Transportation — 0.4%
Ohio Turnpike & Infrastructure Commission, RB, Series A, 5.00%, 02/15/46	1,000	1,107,885

Utilities — 0.4%
American Municipal Power, Inc., Refunding RB, 5.00%, 02/15/33	1,000	1,114,683

Total Municipal Bonds in Ohio		2,777,163

Oregon — 0.3%

State — 0.3%
State of Oregon Department of Transportation, Refunding RB, Series A, Subordinate, 4.00%, 11/15/42	1,000	1,003,247

Pennsylvania — 3.3%

Health — 0.7%
Geisinger Authority, Refunding RB, 5.00%, 04/01/50	1,000	1,048,616
Pennsylvania Higher Educational Facilities Authority, RB, 5.00%, 08/15/49	1,000	1,052,945

		2,101,561

State — 1.4%
Commonwealth of Pennsylvania, GO 1st Series, 5.00%, 03/15/29	1,000	1,056,416

F U N D S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) June 30, 2022	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
Commonwealth of Pennsylvania, GO (continued)
2nd Series, 5.00%, 10/15/26	$685	$711,112
Commonwealth of Pennsylvania, Refunding GO, 1st Series, 5.00%, 01/01/28	1,105	1,206,960
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/38	1,000	1,015,845

		3,990,333

Transportation — 1.2%
Delaware River Port Authority, ARB, Series A, 5.00%, 01/01/39	125	133,270
Delaware River Port Authority, Refunding RB, Series B, 5.00%, 01/01/26	250	269,682
Pennsylvania Turnpike Commission, RB
Series A-1, 5.00%, 12/01/47	1,000	1,057,676
Series C, 5.00%, 12/01/23(b)	760	793,140
Series C, 5.00%, 12/01/43	240	245,213
Series A, Subordinate, 4.00%, 12/01/46	425	396,745
Series A, Subordinate, 4.00%, 12/01/50	480	437,191

		3,332,917

Total Municipal Bonds in Pennsylvania		9,424,811

South Carolina — 0.4%

Utilities — 0.4%
South Carolina Public Service Authority, Refunding RB
Series A, 4.00%, 12/01/40	750	713,553
Series B, 5.00%, 12/01/51	305	318,797

Total Municipal Bonds in South Carolina		1,032,350

Tennessee — 0.3%

Transportation — 0.3%
Metropolitan Nashville Airport Authority, ARB, Series A, 5.00%, 07/01/45	900	928,988

Texas — 9.5%

County/City/Special District/School District — 1.4%
Carrollton-Farmers Branch Independent School District, Refunding GO, Series A, (PSF-GTD), 4.00%, 02/15/23(b)	445	451,605
Cypress-Fairbanks Independent School District, Refunding GO, Series C, (PSF-GTD), 5.00%, 02/15/44	500	520,350
Dallas Area Rapid Transit, Refunding RB Series A, 5.00%, 12/01/23	800	835,796
Series B, Senior Lien, 4.00%, 12/01/51	1,780	1,700,813
Lewisville Independent School District, Refunding GO, Series B, 5.00%, 08/15/28	570	612,692

		4,121,256

Education — 0.2%
Board of Regents of the University of Texas System, RB, Series E, 5.00%, 08/15/27	400	451,286

Health — 0.4%
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 11/15/45	1,000	1,044,546

Security	Par (000)	Value

State — 0.7%
State of Texas, Refunding GO 5.00%, 04/01/24(b)	$1,000	$1,052,811
Series A, 5.00%, 10/01/36	1,000	1,069,022

		2,121,833

Transportation — 4.4%
Central Texas Regional Mobility Authority, RB Series C, 5.00%, 01/01/27	1,000	1,066,208
Series A, Senior Lien, 5.00%, 07/01/25(b)	1,000	1,081,801
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/37	1,000	1,021,302
Central Texas Turnpike System, RB, CAB, Series A, (AMBAC), 0.00%, 08/15/30(c)	270	195,438
Dallas Fort Worth International Airport, Refunding RB, Series A, 4.00%, 11/01/34	1,250	1,252,723
Grand Parkway Transportation Corp., RB 5.00%, 02/01/23	570	579,449
Series A, 5.00%, 10/01/35	695	757,236
Grand Parkway Transportation Corp., Refunding RB, 4.00%, 10/01/49	500	472,784
Harris County Toll Road Authority, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/31	1,000	1,107,338
North Texas Tollway Authority, Refunding RB
Series A, 5.00%, 01/01/38	1,000	1,076,874
Series A, 5.00%, 01/01/43	1,815	1,932,915
Series B, 5.00%, 01/01/34	1,000	1,045,622
State of Texas, Refunding GO, Series A, 5.00%, 10/01/24(b)	1,000	1,065,604

		12,655,294

Utilities — 2.4%
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/45	1,000	1,048,793
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/42	2,000	2,017,949
City of Garland Texas Electric Utility System Revenue, Refunding RB, 4.00%, 03/01/49	1,000	931,275
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/26	500	545,984
Texas Water Development Board, RB
Series A, 4.00%, 10/15/37	1,180	1,208,307
Series B, 5.00%, 04/15/49	1,000	1,080,765

		6,833,073

Total Municipal Bonds in Texas		27,227,288

Utah — 0.2%

State — 0.2%
State of Utah, GO, 5.00%, 07/01/25	450	488,172

Virginia — 2.1%

County/City/Special District/School District — 0.7%
City of Alexandria Virginia, GO, Series A, (SAW), 3.00%, 07/15/46	1,000	834,283
County of Fairfax Virginia, Refunding GO, Series A, (SAW), 4.00%, 10/01/27	1,000	1,058,977

		1,893,260

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health — 0.3%
Fairfax County Economic Development Authority, Refunding RB, 4.00%, 05/15/42	$1,000	$988,054

State — 0.4%
Virginia College Building Authority, Refunding RB, Series E, 5.00%, 02/01/30	1,000	1,122,137

Transportation — 0.5%
Virginia Commonwealth Transportation Board, Refunding RB 5.00%, 09/15/23	10	10,389
5.00%, 03/15/27	285	318,325
Series A, 5.00%, 05/15/31	1,000	1,117,407

		1,446,121

Utilities — 0.2%
City of Richmond Virginia Public Utility Revenue, Refunding RB, 5.00%, 01/15/26	500	547,657

Total Municipal Bonds in Virginia		5,997,229

Washington — 4.0%

County/City/Special District/School District — 0.2%
Central Puget Sound Regional Transit Authority, Refunding RB, Series S-1, 5.00%, 11/01/25(b)	485	529,150

Health — 0.8%
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 10/01/38	2,000	2,156,638

State — 1.2%
State of Washington, GO, Series A, 5.00%, 08/01/43	1,250	1,364,465
State of Washington, Refunding GO
Series B, 5.00%, 07/01/30	1,000	1,079,422
Series R, 5.00%, 07/01/31	1,000	1,057,928

		3,501,815

Transportation — 1.1%
Central Puget Sound Regional Transit Authority, RB, Series S-1, 5.00%, 11/01/46	1,000	1,190,164
Port of Seattle Washington, Refunding RB, Series A, 5.00%, 08/01/31	2,000	2,003,955

		3,194,119

Utilities — 0.7%
County of King Washington Sewer Revenue, Refunding RB, Series B, 5.00%, 07/01/23(b)	2,075	2,142,672

Total Municipal Bonds in Washington		11,524,394

Security	Par (000)	Value

Wisconsin — 1.1%

Health — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 11/15/39	$1,000	$1,057,457

State — 0.7%
State of Wisconsin, Refunding GO 5.00%, 11/01/27	770	864,192
Series 2, 5.00%, 11/01/26	980	1,092,758

		1,956,950

Total Municipal Bonds in Wisconsin		3,014,407

Total Long-Term Investments — 98.0% (Cost: $288,498,617)		279,679,257

	Shares

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.70%(e)(f)	3,413,024	3,413,706

Total Short-Term Securities — 1.2% (Cost: $3,413,480)		3,413,706

Total Investments — 99.2% (Cost: $291,912,097)		283,092,963

Other Assets Less Liabilities — 0.8%		2,408,371

Net Assets — 100.0%		$285,501,334

(a)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$725,084	$2,688,027	(a)	$—	$369	$226	$3,413,706	3,413,024	$4,172	$—

(a)	Represents net amount purchased (sold).

F U N D S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) June 30, 2022	iShares Municipal Bond Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$279,679,257	$—	$279,679,257
Short-Term Securities
Money Market Funds	3,413,706	—	—	3,413,706

	$3,413,706	$279,679,257	$—	$283,092,963

See notes to financial statements.

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2022	iShares Short-Term TIPS Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations
U.S. Treasury Inflation-Indexed Bonds 0.13%, 07/15/22 - 04/15/27	$83,533	$83,524,992
0.63%, 04/15/23 - 01/15/26	28,691	29,137,606
0.38%, 07/15/23 - 01/15/27	28,489	28,731,334
0.50%, 04/15/24	6,527	6,617,296
0.25%, 01/15/25	9,165	9,220,696
2.38%, 01/15/25 - 01/15/27	9,706	10,360,311
2.00%, 01/15/26	4,369	4,627,129

Total Long-Term Investments — 102.2% (Cost: $177,309,036)		172,219,364

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.38%(a)(b)	3,603,829	$3,603,829

Total Short-Term Securities — 2.1% (Cost: $3,603,829)		3,603,829

Total Investments — 104.3% (Cost: $180,912,865)		175,823,193

Liabilities in Excess of Other Assets — (4.3)%		(7,325,116)

Net Assets — 100.0%		$168,498,077

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Treasury, SL Agency Shares	$2,879,900	$723,929	(a)	$—	$—	$—	$3,603,829	3,603,829	$10,021	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Treasury Obligations	$—	$172,219,364	$—	$172,219,364
Short-Term Securities
Money Market Funds	3,603,829	—	—	3,603,829

	$3,603,829	$172,219,364	$—	$175,823,193

See notes to financial statements.

F U N D S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) June 30, 2022	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.5%
Ampol Ltd.	125,895	$2,971,431
APA Group(a)	635,919	4,952,391
Aristocrat Leisure Ltd.	323,584	7,696,777
ASX Ltd.	110,152	6,226,297
Aurizon Holdings Ltd.	1,002,325	2,636,145
Australia & New Zealand Banking Group Ltd.	1,509,575	22,991,898
BHP Group Ltd., Class DI	2,725,718	78,047,138
BlueScope Steel Ltd.	264,521	2,914,664
Brambles Ltd.	764,344	5,651,785
Cochlear Ltd.	35,019	4,807,850
Coles Group Ltd.	719,438	8,853,656
Commonwealth Bank of Australia	918,776	57,401,927
Computershare Ltd.	292,619	4,990,078
CSL Ltd.	259,366	48,157,754
Dexus	569,608	3,502,781
Domino’s Pizza Enterprises Ltd.	32,603	1,532,529
Endeavour Group Ltd.	722,866	3,781,666
Evolution Mining Ltd.	977,555	1,597,278
Fortescue Metals Group Ltd.	905,018	10,882,616
Glencore PLC	5,324,405	28,839,299
Goodman Group	898,279	11,091,707
GPT Group	1,035,023	3,025,045
IDP Education Ltd.	109,650	1,795,532
Insurance Australia Group Ltd.	1,311,022	3,953,455
Lendlease Corp. Ltd.(a)	372,045	2,343,491
Lottery Corp. Ltd.(b)	1,177,821	3,674,720
Macquarie Group Ltd.	196,240	22,343,084
Medibank Pvt Ltd.	1,457,060	3,277,186
Mineral Resources Ltd.	91,010	3,054,535
Mirvac Group	2,117,166	2,893,938
National Australia Bank Ltd.	1,741,172	33,017,568
Newcrest Mining Ltd.	479,641	6,833,072
Northern Star Resources Ltd.	627,342	2,942,678
Orica Ltd.	214,619	2,348,079
Origin Energy Ltd.	942,110	3,739,756
Qantas Airways Ltd.(b)	501,114	1,550,865
QBE Insurance Group Ltd.	793,438	6,667,162
Ramsay Health Care Ltd.	98,403	4,984,169
REA Group Ltd.	28,716	2,217,468
Reece Ltd.	149,547	1,420,519
Rio Tinto Ltd.	199,875	14,258,851
Rio Tinto PLC	604,875	36,163,434
Santos Ltd.	1,716,048	8,700,670
Scentre Group	2,786,146	5,002,662
SEEK Ltd.	181,397	2,631,328
Sonic Healthcare Ltd.	244,468	5,572,225
South32 Ltd.	2,503,673	6,784,175
Stockland	1,284,583	3,207,326
Suncorp Group Ltd.	669,649	5,106,574
Telstra Corp. Ltd.	2,212,043	5,883,537
Transurban Group(a)	1,653,336	16,449,539
Treasury Wine Estates Ltd.	385,664	3,024,456
Vicinity Centres	2,045,291	2,598,260
Washington H Soul Pattinson & Co. Ltd.	114,265	1,860,895
Wesfarmers Ltd.	603,631	17,459,416
Westpac Banking Corp.	1,939,532	26,162,176
WiseTech Global Ltd.	79,996	2,097,675

Security	Shares	Value

Australia (continued)
Woodside Energy Group Ltd.	1,014,621	$22,299,860
Woolworths Group Ltd.	652,567	16,028,573

		632,901,621

Austria — 0.2%
Erste Group Bank AG	185,123	4,704,209
OMV AG	78,466	3,690,313
Verbund AG	36,543	3,592,113
voestalpine AG	62,425	1,334,163

		13,320,798

Belgium — 0.9%
Ageas SA/NV	90,225	3,978,253
Anheuser-Busch InBev SA	467,677	25,185,313
D’ieteren Group	13,447	1,975,979
Elia Group SA	17,881	2,539,468
Groupe Bruxelles Lambert SA	57,596	4,828,238
KBC Group NV	133,467	7,508,984
Proximus SADP	79,781	1,177,555
Sofina SA	8,209	1,682,691
Solvay SA	39,362	3,206,668
UCB SA	67,695	5,736,424
Umicore SA	112,769	3,953,006
Warehouses De Pauw CVA	80,199	2,530,610

		64,303,189

Chile — 0.0%
Antofagasta PLC	211,057	2,980,326

China — 0.2%
BOC Hong Kong Holdings Ltd.	1,985,534	7,884,502
Budweiser Brewing Co. APAC Ltd.(c)(d)	931,200	2,794,249
Chow Tai Fook Jewellery Group Ltd.	1,084,400	2,048,312
Futu Holdings Ltd., ADR(b)(c)	41,755	2,180,029
Wilmar International Ltd.	1,047,983	3,050,241

		17,957,333

Denmark — 2.7%
AP Moller - Maersk A/S, Class A	1,686	3,913,131
AP Moller - Maersk A/S, Class B	3,069	7,204,778
Carlsberg A/S, Class B	53,556	6,844,603
Chr Hansen Holding A/S	56,191	4,101,814
Coloplast A/S, Class B	63,549	7,261,085
Danske Bank A/S	365,383	5,200,389
Demant A/S(b)	56,755	2,133,501
DSV A/S	107,852	15,165,857
Genmab A/S(b)	35,067	11,377,306
GN Store Nord A/S	68,051	2,400,647
Novo Nordisk A/S, Class B	906,685	100,553,457
Novozymes A/S, B Shares	109,508	6,590,514
Orsted A/S(d)	101,051	10,643,082
Pandora A/S	52,824	3,356,039
ROCKWOOL A/S, B Shares	4,684	1,063,427
Tryg A/S	190,267	4,286,696
Vestas Wind Systems A/S	539,626	11,473,526

		203,569,852

Finland — 1.2%
Elisa OYJ	77,079	4,339,338
Fortum OYJ	239,234	3,615,988
Kesko OYJ, B Shares	145,772	3,449,812
Kone OYJ, Class B	181,710	8,684,861
Neste OYJ	227,792	10,132,411
Nokia OYJ	2,913,699	13,505,135

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Nordea Bank Abp	1,781,692	$15,738,608
Orion OYJ, Class B	55,760	2,495,516
Sampo OYJ, A Shares	266,572	11,649,493
Stora Enso OYJ, R Shares	305,320	4,837,828
UPM-Kymmene OYJ	284,182	8,713,958
Wartsila OYJ Abp	256,984	2,014,435

		89,177,383

France — 10.7%
Accor SA(b)	89,973	2,454,603
Aeroports de Paris(b)(c)	15,985	2,037,772
Air Liquide SA	281,521	37,893,507
Airbus SE	317,440	31,048,761
Alstom SA	169,927	3,880,202
Amundi SA(d)	32,060	1,765,128
Arkema SA	32,885	2,941,644
AXA SA	1,043,081	23,825,566
BioMerieux	21,823	2,139,842
BNP Paribas SA	598,144	28,610,399
Bollore SE	463,555	2,160,973
Bouygues SA	121,451	3,748,403
Bureau Veritas SA	159,237	4,096,856
Capgemini SE	88,180	15,207,528
Carrefour SA	330,040	5,858,637
Cie de Saint-Gobain	267,479	11,557,561
Cie Generale des Etablissements Michelin SCA	365,280	9,976,145
Covivio	27,502	1,536,473
Credit Agricole SA	670,580	6,182,050
Danone SA	351,757	19,699,162
Dassault Aviation SA	13,537	2,113,975
Dassault Systemes SE	354,437	13,128,652
Edenred	133,995	6,347,425
Eiffage SA(c)	44,865	4,058,488
Electricite de France SA	306,851	2,520,426
Engie SA	972,951	11,265,763
EssilorLuxottica SA	154,827	23,473,720
Eurazeo SE	22,269	1,383,442
Gecina SA	24,481	2,297,540
Getlink SE	235,577	4,178,035
Hermes International	17,053	19,191,913
Ipsen SA	19,687	1,864,026
Kering SA	40,283	20,875,730
Klepierre SA	111,674	2,161,112
La Francaise des Jeux SAEM(d)	56,850	1,974,073
Legrand SA	144,003	10,692,008
L’Oreal SA	129,727	45,041,907
LVMH Moet Hennessy Louis Vuitton SE	149,478	91,611,719
Orange SA	1,074,195	12,657,854
Pernod Ricard SA	112,802	20,854,240
Publicis Groupe SA	121,570	5,978,875
Remy Cointreau SA	12,017	2,108,522
Renault SA(b)	101,483	2,562,030
Safran SA	184,033	18,323,331
Sanofi	612,308	61,748,827
Sartorius Stedim Biotech	14,817	4,675,025
Schneider Electric SE	291,067	34,682,226
SEB SA	14,364	1,386,216
Societe Generale SA	428,674	9,477,851
Sodexo SA	47,360	3,349,976
Teleperformance	31,466	9,716,199
Thales SA	57,231	7,026,650
TotalEnergies SE	1,334,922	70,266,245

Security	Shares	Value

France (continued)
Ubisoft Entertainment SA(b)(c)	50,784	$2,239,743
Unibail-Rodamco-Westfield(b)(c)	65,874	3,349,028
Valeo	122,690	2,390,733
Veolia Environnement SA	357,917	8,773,723
Vinci SA	287,304	25,788,814
Vivendi SE	406,388	4,147,144
Wendel SE	14,316	1,199,866
Worldline SA(b)(d)	127,511	4,756,081

		798,260,365

Germany — 7.2%
Adidas AG	92,470	16,425,529
Allianz SE, Registered Shares	219,927	42,162,239
BASF SE	494,539	21,637,190
Bayer AG, Registered Shares	528,969	31,588,101
Bayerische Motoren Werke AG	178,274	13,819,906
Bechtle AG	42,886	1,761,525
Beiersdorf AG	54,495	5,592,126
Brenntag SE	83,322	5,455,773
Carl Zeiss Meditec AG	21,355	2,567,498
Commerzbank AG(b)	573,163	4,066,669
Continental AG, Class A	58,308	4,092,566
Covestro AG(d)	102,764	3,570,913
Daimler Truck Holding AG(b)	243,707	6,418,237
Delivery Hero SE(b)(d)	86,483	3,262,643
Deutsche Bank AG, Registered Shares	1,112,817	9,779,100
Deutsche Boerse AG	103,764	17,424,744
Deutsche Lufthansa AG, Registered Shares(b)(c)	313,037	1,843,868
Deutsche Post AG, Registered Shares	527,685	19,923,345
Deutsche Telekom AG, Registered Shares	1,745,166	34,710,035
E.ON SE	1,200,200	10,109,375
Evonik Industries AG	110,721	2,374,541
Fresenius Medical Care AG & Co. KGaA	110,961	5,559,267
Fresenius SE & Co. KGaA	224,404	6,824,510
GEA Group AG	82,854	2,872,381
Hannover Rueck SE	32,611	4,756,469
HeidelbergCement AG	78,558	3,792,882
HelloFresh SE(b)	88,854	2,898,833
Henkel AG & Co. KGaA	55,939	3,436,909
Infineon Technologies AG	703,150	17,104,480
KION Group AG	38,708	1,620,402
Knorr-Bremse AG	38,119	2,183,262
LEG Immobilien SE	38,669	3,218,095
Mercedes-Benz Group AG, Registered Shares(c)	432,026	25,091,345
Merck KGaA	69,081	11,717,606
MTU Aero Engines AG	28,656	5,249,537
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	75,434	17,843,713
Nemetschek SE	31,191	1,897,556
Puma SE	56,872	3,773,257
Rational AG	2,780	1,620,711
Rheinmetall AG	23,453	5,412,127
RWE AG	345,894	12,793,249
SAP SE	562,246	51,248,948
Scout24 SE(d)	43,874	2,260,183
Siemens AG, Registered Shares	411,901	42,341,979
Siemens Energy AG(b)	234,750	3,459,825
Siemens Healthineers AG(d)	150,831	7,690,321
Symrise AG	71,077	7,752,029
Telefonica Deutschland Holding AG	566,180	1,632,698
Uniper SE	49,511	739,901
United Internet AG, Registered Shares	51,161	1,466,485

F U N D S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) June 30, 2022	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Volkswagen AG	17,135	$3,133,730
Vonovia SE	390,313	12,076,462
Zalando SE(b)(d)	119,877	3,157,875

		535,212,950

Hong Kong — 2.9%
AIA Group Ltd.	6,513,683	71,172,175
CK Asset Holdings Ltd.	1,080,589	7,677,923
CK Infrastructure Holdings Ltd.	358,844	2,204,354
CLP Holdings Ltd.	884,761	7,352,612
ESR Group Ltd.(b)(d)	1,083,200	2,937,260
Galaxy Entertainment Group Ltd.	1,174,058	7,033,277
Hang Lung Properties Ltd.	1,072,565	2,040,901
Hang Seng Bank Ltd.	409,448	7,255,786
Henderson Land Development Co. Ltd.	794,774	2,987,057
HK Electric Investments & HK Electric Investments Ltd., Class SS(a)	1,418,116	1,301,223
HKT Trust & HKT Ltd., Class SS(a)	2,068,417	2,777,972
Hong Kong & China Gas Co. Ltd.	6,076,383	6,557,726
Hong Kong Exchanges & Clearing Ltd.	647,243	32,010,204
Hongkong Land Holdings Ltd.	620,093	3,114,189
Jardine Matheson Holdings Ltd.	114,886	6,036,560
Link REIT	1,163,143	9,504,462
MTR Corp. Ltd.	839,033	4,398,829
New World Development Co. Ltd.	811,824	2,924,298
Power Assets Holdings Ltd.	747,118	4,706,777
Sino Land Co. Ltd.	1,873,975	2,767,253
SITC International Holdings Co. Ltd.	724,000	2,059,186
Sun Hung Kai Properties Ltd.	800,088	9,473,085
Swire Pacific Ltd., Class A	269,700	1,610,719
Swire Properties Ltd.	616,136	1,533,953
Techtronic Industries Co. Ltd.	745,631	7,785,986
WH Group Ltd.(d)	4,446,107	3,441,221
Wharf Real Estate Investment Co. Ltd.	888,245	4,241,570
Xinyi Glass Holdings Ltd.	996,000	2,403,114

		219,309,672

Ireland — 0.9%
AerCap Holdings NV(b)	72,479	2,967,290
CRH PLC	412,463	14,233,600
Experian PLC	496,504	14,577,750
Flutter Entertainment PLC(b)	89,852	9,108,997
James Hardie Industries PLC	239,927	5,252,685
Kerry Group PLC, Class A	85,699	8,195,565
Kingspan Group PLC	82,921	4,986,131
Smurfit Kappa Group PLC	132,407	4,465,035

		63,787,053

Isle of Man — 0.1%
Entain PLC(b)	312,658	4,757,924

Israel — 0.7%
Azrieli Group Ltd.	22,913	1,613,121
Bank Hapoalim BM	628,679	5,279,158
Bank Leumi Le-Israel BM	782,286	6,998,347
Check Point Software Technologies Ltd.(b)	56,211	6,845,376
CyberArk Software Ltd.(b)(c)	21,218	2,715,055
Elbit Systems Ltd.	14,394	3,305,967
ICL Group Ltd.	378,237	3,455,163
Isracard Ltd.	—	2
Israel Discount Bank Ltd., Class A	653,990	3,424,566
Kornit Digital Ltd.(b)	26,496	839,923
Mizrahi Tefahot Bank Ltd.	82,862	2,758,523
Nice Ltd.(b)	33,892	6,540,103

Security	Shares	Value

Israel (continued)
Teva Pharmaceutical Industries Ltd., ADR(b)	589,482	$4,432,905
Tower Semiconductor Ltd.(b)	56,647	2,642,240
Wix.com Ltd.(b)	31,270	2,049,749
ZIM Integrated Shipping Services Ltd.	45,276	2,138,386

		55,038,584

Italy — 1.9%
Amplifon SpA	67,692	2,081,161
Assicurazioni Generali SpA	591,891	9,454,135
Atlantia SpA	266,810	6,263,221
Davide Campari-Milano NV	284,052	2,996,661
DiaSorin SpA	13,521	1,778,153
Enel SpA	4,379,255	24,016,798
Eni SpA	1,358,958	16,118,138
Ferrari NV	67,272	12,380,579
FinecoBank Banca Fineco SpA	322,880	3,873,450
Infrastrutture Wireless Italiane SpA(d)	183,357	1,864,060
Intesa Sanpaolo SpA	8,892,691	16,642,395
Mediobanca Banca di Credito Finanziario SpA	326,642	2,832,845
Moncler SpA	110,726	4,770,740
Nexi SpA(b)(d)	279,536	2,321,390
Poste Italiane SpA(d)	285,755	2,673,660
Prysmian SpA	137,731	3,783,869
Recordati Industria Chimica e Farmaceutica SpA	56,310	2,455,637
Snam SpA	1,079,101	5,661,359
Telecom Italia SpA(b)	5,304,271	1,390,820
Terna - Rete Elettrica Nazionale	764,416	6,010,017
UniCredit SpA	1,138,689	10,881,700

		140,250,788

Japan — 21.9%
Advantest Corp.	106,100	5,705,708
Aeon Co. Ltd.	352,646	6,125,503
AGC, Inc.	104,748	3,680,599
Aisin Corp.	77,446	2,397,027
Ajinomoto Co., Inc.	249,454	6,083,088
ANA Holdings, Inc.(b)	86,711	1,601,697
Asahi Group Holdings Ltd.	243,202	7,997,787
Asahi Intecc Co. Ltd.	116,200	1,759,371
Asahi Kasei Corp.	670,968	5,104,301
Astellas Pharma, Inc.	1,002,443	15,639,810
Azbil Corp.	65,100	1,716,331
Bandai Namco Holdings, Inc.	107,204	7,567,847
Bridgestone Corp.	305,241	11,128,894
Brother Industries Ltd.	127,663	2,246,152
Canon, Inc.	538,648	12,206,507
Capcom Co. Ltd.	93,900	2,284,205
Central Japan Railway Co.	77,740	8,934,878
Chiba Bank Ltd.	274,470	1,502,365
Chubu Electric Power Co., Inc.	350,211	3,526,417
Chugai Pharmaceutical Co. Ltd.	358,730	9,176,487
Concordia Financial Group Ltd.	592,670	2,057,843
CyberAgent, Inc.	231,716	2,321,456
Dai Nippon Printing Co. Ltd.	117,968	2,537,551
Daifuku Co. Ltd.	53,376	3,054,721
Dai-ichi Life Holdings, Inc.	538,200	9,954,212
Daiichi Sankyo Co. Ltd.	943,462	23,994,581
Daikin Industries Ltd.	134,168	21,541,883
Daito Trust Construction Co. Ltd.	34,270	2,964,563
Daiwa House Industry Co. Ltd.	322,876	7,551,104
Daiwa House REIT Investment Corp.	1,170	2,659,296
Daiwa Securities Group, Inc.	767,552	3,436,813
Denso Corp.	233,390	12,318,896

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Dentsu Group, Inc.	114,782	$3,460,424
Disco Corp.	15,459	3,678,651
East Japan Railway Co.	161,844	8,278,181
Eisai Co. Ltd.	135,715	5,738,044
ENEOS Holdings, Inc.	1,635,063	6,152,402
FANUC Corp.	103,251	16,183,483
Fast Retailing Co. Ltd.	31,141	16,357,648
Fuji Electric Co. Ltd.	67,194	2,778,057
FUJIFILM Holdings Corp.	191,708	10,300,742
Fujitsu Ltd.	105,904	13,251,543
GLP J-REIT	2,270	2,781,790
GMO Payment Gateway, Inc.	22,000	1,567,082
Hakuhodo DY Holdings, Inc.	119,792	1,100,398
Hamamatsu Photonics KK	75,387	2,936,897
Hankyu Hanshin Holdings, Inc.	120,763	3,298,429
Hikari Tsushin, Inc.	11,206	1,151,998
Hirose Electric Co. Ltd.	16,992	2,256,217
Hitachi Construction Machinery Co. Ltd.	57,505	1,277,343
Hitachi Ltd.	521,313	24,798,873
Hitachi Metals Ltd.(b)	116,786	1,767,926
Honda Motor Co. Ltd.	877,835	21,165,550
Hoshizaki Corp.	56,930	1,696,850
Hoya Corp.	199,078	17,037,674
Hulic Co. Ltd.	208,767	1,619,249
Ibiden Co. Ltd.	61,100	1,731,001
Idemitsu Kosan Co. Ltd.	112,100	2,677,919
Iida Group Holdings Co. Ltd.	77,222	1,185,540
Inpex Corp.	560,000	6,003,353
Isuzu Motors Ltd.	312,082	3,452,057
Ito En Ltd.	27,600	1,241,249
ITOCHU Corp.	639,973	17,265,168
Itochu Techno-Solutions Corp.	52,300	1,285,908
Japan Airlines Co. Ltd.(b)	74,962	1,287,966
Japan Exchange Group, Inc.	293,836	4,259,043
Japan Metropolitan Fund Invest	3,733	2,908,661
Japan Post Bank Co. Ltd.(c)	214,100	1,666,867
Japan Post Holdings Co. Ltd.	1,322,029	9,459,011
Japan Post Insurance Co. Ltd.	108,300	1,733,310
Japan Real Estate Investment Corp.	659	3,034,452
Japan Tobacco, Inc.	641,441	11,115,387
JFE Holdings, Inc.	258,812	2,722,753
JSR Corp.	107,628	2,796,840
Kajima Corp.	241,277	2,766,627
Kakaku.com, Inc.	69,116	1,147,952
Kansai Electric Power Co., Inc.	379,551	3,757,011
Kao Corp.	254,507	10,320,122
KDDI Corp.	868,475	27,386,804
Keio Corp.	54,329	1,948,981
Keisei Electric Railway Co. Ltd.	72,087	1,990,468
Keyence Corp.	104,780	35,933,064
Kikkoman Corp.	77,464	4,122,390
Kintetsu Group Holdings Co. Ltd.	92,998	2,893,323
Kirin Holdings Co. Ltd.	437,455	6,910,492
Kobayashi Pharmaceutical Co. Ltd.	29,065	1,800,033
Kobe Bussan Co. Ltd.	81,100	1,993,522
Koei Tecmo Holdings Co. Ltd.	31,200	1,011,679
Koito Manufacturing Co. Ltd.	57,247	1,818,270
Komatsu Ltd.	497,754	11,083,567
Konami Holdings Corp.	50,099	2,775,558
Kose Corp.	18,259	1,664,051
Kubota Corp.	547,389	8,203,227
Kurita Water Industries Ltd.	55,729	2,017,299
Kyocera Corp.	171,500	9,167,767

Security	Shares	Value

Japan (continued)
Kyowa Kirin Co. Ltd.	142,497	$3,217,144
Lasertec Corp.	40,300	4,799,876
Lixil Corp.	160,327	3,013,437
M3, Inc.	237,113	6,825,287
Makita Corp.	119,539	2,962,958
Marubeni Corp.	844,164	7,573,487
Mazda Motor Corp.	303,298	2,475,665
McDonald’s Holdings Co. Japan Ltd.(c)	48,294	1,759,148
MEIJI Holdings Co. Ltd.	63,934	3,141,577
MINEBEA MITSUMI, Inc.	192,308	3,277,559
MISUMI Group, Inc.	149,856	3,164,881
Mitsubishi Chemical Holdings Corp.	676,709	3,677,013
Mitsubishi Corp.	679,997	20,251,111
Mitsubishi Electric Corp.	1,040,521	11,184,719
Mitsubishi Estate Co. Ltd.	636,882	9,230,546
Mitsubishi HC Capital, Inc.	350,773	1,618,949
Mitsubishi Heavy Industries Ltd.	171,205	5,983,907
Mitsubishi UFJ Financial Group, Inc.	6,436,270	34,434,353
Mitsui & Co. Ltd.	746,700	16,408,380
Mitsui Chemicals, Inc.	96,951	2,067,911
Mitsui Fudosan Co. Ltd.	484,920	10,418,431
Mitsui OSK Lines Ltd.	182,200	4,191,425
Mizuho Financial Group, Inc.	1,298,851	14,787,306
MonotaRO Co. Ltd.	133,200	1,986,503
MS&AD Insurance Group Holdings, Inc.	240,424	7,372,213
Murata Manufacturing Co. Ltd.	309,325	16,835,731
NEC Corp.	132,674	5,176,535
Nexon Co. Ltd.	263,348	5,407,788
NGK Insulators Ltd.	133,668	1,800,840
Nidec Corp.	240,820	14,922,857
Nihon M&A Center Holdings, Inc.	166,000	1,769,585
Nintendo Co. Ltd.	59,482	25,580,610
Nippon Building Fund, Inc.	810	4,042,480
Nippon Express Holdings, Inc.	41,270	2,248,107
Nippon Paint Holdings Co. Ltd.	445,080	3,330,173
Nippon Prologis REIT, Inc.	1,130	2,783,153
Nippon Sanso Holdings Corp.	93,793	1,501,738
Nippon Shinyaku Co. Ltd.	26,200	1,599,258
Nippon Steel Corp.	448,956	6,283,186
Nippon Telegraph & Telephone Corp.	643,532	18,490,697
Nippon Yusen KK	86,622	5,939,232
Nissan Chemical Corp.	69,311	3,199,213
Nissan Motor Co. Ltd.	1,253,815	4,910,704
Nisshin Seifun Group, Inc.	107,573	1,258,932
Nissin Foods Holdings Co. Ltd.	33,141	2,289,087
Nitori Holdings Co. Ltd.	42,523	4,046,607
Nitto Denko Corp.	76,926	4,975,461
Nomura Holdings, Inc.	1,636,118	5,944,186
Nomura Real Estate Holdings, Inc.	64,058	1,567,204
Nomura Real Estate Master Fund, Inc.	2,268	2,832,962
Nomura Research Institute Ltd.	181,763	4,877,887
NTT Data Corp.	335,717	4,657,346
Obayashi Corp.	353,734	2,572,800
Obic Co. Ltd.	37,694	5,360,318
Odakyu Electric Railway Co. Ltd.	153,685	2,073,484
Oji Holdings Corp.	427,626	1,852,616
Olympus Corp.	664,612	13,468,483
Omron Corp.	99,828	5,080,916
Ono Pharmaceutical Co. Ltd.	198,131	5,089,841
Open House Group Co. Ltd.	44,100	1,755,431
Oracle Corp. Japan	20,235	1,178,388
Oriental Land Co. Ltd.	107,704	15,041,063
ORIX Corp.	645,800	10,823,501

F U N D S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) June 30, 2022	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Osaka Gas Co. Ltd.	203,208	$3,894,527
Otsuka Corp.	61,182	1,820,830
Otsuka Holdings Co. Ltd.	208,455	7,441,156
Pan Pacific International Holdings Corp.	218,236	3,479,390
Panasonic Holdings Corp.	1,182,357	9,546,570
Persol Holdings Co. Ltd.	94,175	1,719,457
Rakuten Group, Inc.	469,200	2,121,537
Recruit Holdings Co. Ltd.	776,194	22,859,251
Renesas Electronics Corp.(b)	624,408	5,650,490
Resona Holdings, Inc.	1,163,499	4,352,082
Ricoh Co. Ltd.	357,781	2,793,249
Rohm Co. Ltd.	46,200	3,238,607
SBI Holdings, Inc.	129,897	2,538,137
SCSK Corp.	81,800	1,389,172
Secom Co. Ltd.	113,457	7,005,366
Seiko Epson Corp.	147,603	2,088,137
Sekisui Chemical Co. Ltd.	202,278	2,773,227
Sekisui House Ltd.	333,999	5,863,467
Seven & i Holdings Co. Ltd.	405,659	15,739,722
SG Holdings Co. Ltd.	169,404	2,864,608
Sharp Corp.(c)	130,269	1,007,641
Shimadzu Corp.	128,063	4,059,021
Shimano, Inc.	39,370	6,632,143
Shimizu Corp.	290,006	1,602,100
Shin-Etsu Chemical Co. Ltd.	201,926	22,698,685
Shionogi & Co. Ltd.	142,121	7,253,632
Shiseido Co. Ltd.	215,778	8,697,403
Shizuoka Bank Ltd.	243,901	1,468,495
SMC Corp.	30,841	13,728,548
SoftBank Corp.	1,546,500	17,170,066
SoftBank Group Corp.	649,400	25,169,760
Sompo Holdings, Inc.	168,842	7,457,401
Sony Group Corp.	678,968	55,374,426
Square Enix Holdings Co. Ltd.	46,000	2,041,790
Subaru Corp.	327,546	5,793,779
SUMCO Corp.	184,215	2,395,696
Sumitomo Chemical Co. Ltd.	805,160	3,151,150
Sumitomo Corp.	603,740	8,206,902
Sumitomo Electric Industries Ltd.	402,880	4,452,033
Sumitomo Metal Mining Co. Ltd.	133,015	4,124,036
Sumitomo Mitsui Financial Group, Inc.	703,027	20,897,544
Sumitomo Mitsui Trust Holdings, Inc.	181,626	5,613,327
Sumitomo Realty & Development Co. Ltd.	167,149	4,412,515
Suntory Beverage & Food Ltd.	75,340	2,845,062
Suzuki Motor Corp.	198,119	6,228,449
Sysmex Corp.	89,722	5,413,884
T&D Holdings, Inc.	280,106	3,353,022
Taisei Corp.	101,710	3,171,314
Takeda Pharmaceutical Co. Ltd.	836,508	23,496,112
TDK Corp.	207,774	6,424,012
Terumo Corp.	345,606	10,454,944
TIS, Inc.	119,600	3,146,762
Tobu Railway Co. Ltd.	99,098	2,262,078
Toho Co. Ltd.	59,482	2,154,743
Tokio Marine Holdings, Inc.	337,987	19,708,679
Tokyo Electric Power Co. Holdings, Inc.(b)	813,512	3,403,091
Tokyo Electron Ltd.	80,393	26,239,727
Tokyo Gas Co. Ltd.	213,655	4,427,797
Tokyu Corp.	285,965	3,375,379
Toppan, Inc.	142,200	2,372,453
Toray Industries, Inc.	740,514	4,168,231
Toshiba Corp.	208,670	8,478,321

Security	Shares	Value

Japan (continued)
Tosoh Corp.	136,174	$1,693,831
TOTO Ltd.	75,987	2,516,035
Toyota Industries Corp.	79,500	4,929,578
Toyota Motor Corp.	5,709,945	88,100,479
Toyota Tsusho Corp.	114,781	3,742,184
Trend Micro, Inc.	71,734	3,509,328
Unicharm Corp.	217,402	7,295,406
USS Co. Ltd.	117,663	2,039,343
Welcia Holdings Co. Ltd.	52,200	1,049,451
West Japan Railway Co	118,240	4,349,864
Yakult Honsha Co. Ltd.	67,682	3,903,859
Yamaha Corp.	74,064	3,053,283
Yamaha Motor Co. Ltd.	156,527	2,874,268
Yamato Holdings Co. Ltd.	155,462	2,487,883
Yaskawa Electric Corp.	128,345	4,145,307
Yokogawa Electric Corp.	122,363	2,024,277
Z Holdings Corp.	1,424,727	4,143,211
ZOZO, Inc.	65,951	1,193,231

		1,633,106,175

Jordan — 0.0%
Hikma Pharmaceuticals PLC.	90,675	1,789,071

Luxembourg — 0.3%
ArcelorMittal SA	338,975	7,601,644
Aroundtown SA	531,782	1,700,849
Eurofins Scientific SE	72,432	5,720,544
Tenaris SA	254,981	3,275,008

		18,298,045

Macau — 0.0%
Sands China Ltd.(b)	1,290,460	3,104,459

Malta — 0.0%
AZ BGP Holdings(b)(e)	966,939	10

Netherlands — 4.4%
ABN AMRO Bank NV(d)	224,031	2,517,336
Adyen NV(b)(d)	11,668	16,838,464
Aegon NV	955,370	4,114,425
Akzo Nobel NV	99,374	6,498,848
Argenx SE(b)	26,054	9,821,141
ASM International NV	25,040	6,230,131
ASML Holding NV	218,522	103,238,082
Euronext NV(d)	50,523	4,143,532
EXOR NV	58,455	3,652,850
Heineken Holding NV	61,416	4,461,541
Heineken NV	139,562	12,703,154
IMCD NV	30,312	4,144,696
ING Groep NV	2,102,075	20,708,802
JDE Peet’s NV	55,298	1,574,462
Just Eat Takeaway.com NV(b)(d)	95,912	1,507,105
Koninklijke Ahold Delhaize NV	563,052	14,655,684
Koninklijke DSM NV	93,162	13,345,507
Koninklijke KPN NV	1,774,363	6,313,412
Koninklijke Philips NV	486,609	10,437,046
NN Group NV	154,040	6,976,910
OCI NV	56,965	1,873,902
Prosus NV	446,607	28,919,404
QIAGEN NV(b)	123,037	5,784,970
Randstad NV	63,667	3,077,050
Stellantis NV	1,180,704	14,658,133

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands (continued)
Universal Music Group NV	387,336	$7,760,670
Wolters Kluwer NV	140,276	13,595,261

		329,552,518

New Zealand — 0.2%
Auckland International Airport Ltd.(b)	668,906	2,996,434
Fisher & Paykel Healthcare Corp. Ltd.	306,036	3,812,503
Mercury NZ Ltd.	366,593	1,290,814
Meridian Energy Ltd.	697,683	2,035,941
Spark New Zealand Ltd.	1,000,204	2,993,356
Xero Ltd.(b)	71,903	3,835,351

		16,964,399

Norway — 0.8%
Adevinta ASA(b)	166,043	1,222,396
Aker BP ASA	170,168	5,893,405
DNB Bank ASA	500,860	9,067,348
Equinor ASA	526,213	18,336,095
Gjensidige Forsikring ASA	107,778	2,193,983
Kongsberg Gruppen ASA	48,483	1,743,701
Mowi ASA	231,768	5,299,996
Norsk Hydro ASA	719,364	4,065,314
Orkla ASA	407,149	3,261,547
Salmar ASA	31,789	2,250,540
Telenor ASA	372,394	4,976,382
Yara International ASA	87,804	3,679,074

		61,989,781

Portugal — 0.2%
Banco Espirito Santo SA, Registered Shares(b)(e)	47,542	1
EDP - Energias de Portugal SA	1,494,675	6,965,680
Galp Energia SGPS SA	266,642	3,119,974
Jeronimo Martins SGPS SA	151,365	3,281,342

		13,366,997

Singapore — 1.4%
Ascendas Real Estate Investment Trust	1,794,275	3,682,474
CapitaLand Integrated Commercial Trust	2,846,601	4,449,863
Capitaland Investment Ltd.	1,382,630	3,805,439
City Developments Ltd.	217,578	1,277,946
DBS Group Holdings Ltd.	975,209	20,866,930
Genting Singapore Ltd.(c)	3,308,525	1,715,946
Grab Holdings Ltd., Class A(b)	570,809	1,444,147
Keppel Corp. Ltd.	780,142	3,644,525
Mapletree Commercial Trust	1,230,800	1,622,149
Mapletree Logistics Trust	1,743,741	2,110,199
Oversea-Chinese Banking Corp. Ltd.	1,823,087	14,954,867
Sea Ltd., ADR(b)	193,053	12,907,524
Singapore Airlines Ltd.(b)	728,599	2,677,210
Singapore Exchange Ltd.	419,326	2,856,835
Singapore Technologies Engineering Ltd.	859,079	2,528,968
Singapore Telecommunications Ltd.	4,445,946	8,091,910
United Overseas Bank Ltd.	635,405	12,004,148
UOL Group Ltd.	242,799	1,286,977
Venture Corp. Ltd.	149,627	1,792,305

		103,720,362

South Africa — 0.3%
Anglo American PLC	684,419	24,467,000

Spain — 2.5%
Acciona SA	13,308	2,452,111
ACS Actividades de Construccion y Servicios SA	127,730	3,112,990
Aena SME SA(b)(d)	40,513	5,169,496
Amadeus IT Group SA(b)	242,563	13,582,107

Security	Shares	Value

Spain (continued)
Banco Bilbao Vizcaya Argentaria SA	3,590,206	$16,308,784
Banco Santander SA	9,336,762	26,417,552
CaixaBank SA	2,399,406	8,402,842
Cellnex Telecom SA(d)	292,618	11,388,155
EDP Renovaveis SA	152,221	3,595,853
Enagas SA	102,462	2,266,105
Endesa SA	171,716	3,248,421
Ferrovial SA	260,012	6,615,682
Grifols SA	160,983	3,052,942
Iberdrola SA	3,119,573	32,479,132
Industria de Diseno Textil SA	587,711	13,356,009
Naturgy Energy Group SA	103,472	2,989,891
Red Electrica Corp. SA	180,542	3,417,583
Repsol SA	781,279	11,517,614
Siemens Gamesa Renewable Energy SA(b)	129,392	2,439,597
Telefonica SA	2,879,936	14,703,605

		186,516,471

Sweden — 3.1%
Alfa Laval AB	166,815	4,043,945
Assa Abloy AB, Class B	539,738	11,518,030
Atlas Copco AB, A Shares	1,446,262	13,537,077
Atlas Copco AB, B Shares	828,043	6,938,105
Boliden AB	146,049	4,670,714
Electrolux AB, Class B	119,474	1,613,719
Embracer Group AB(b)	343,950	2,641,911
Epiroc AB, Class A	351,418	5,448,758
Epiroc AB, Class B	210,487	2,852,394
EQT AB	158,531	3,258,294
Essity AB, Class B	327,906	8,571,648
Evolution AB(d)	98,449	9,006,211
Fastighets AB Balder, B Shares(b)	331,962	1,590,323
Getinge AB, B Shares	123,691	2,866,707
H & M Hennes & Mauritz AB, B Shares	390,852	4,691,255
Hexagon AB, B Shares	1,040,599	10,873,276
Holmen AB, B Shares	50,621	2,061,977
Husqvarna AB, B Shares	226,578	1,670,067
Industrivarden AB, A Shares	68,437	1,547,149
Industrivarden AB, C Shares	84,949	1,898,975
Indutrade AB	147,068	2,698,406
Investment AB Latour, B Shares	77,520	1,539,771
Investor AB, A Shares	268,320	4,832,662
Investor AB, B Shares	980,989	16,178,234
Kinnevik AB, Class B(b)	127,955	2,071,106
L E Lundbergforetagen AB, B Shares	40,695	1,659,410
Lifco AB, B Shares	125,325	2,023,825
Nibe Industrier AB, B Shares	815,992	6,151,146
Sagax AB, Class B	102,761	1,905,155
Sandvik AB	594,882	9,694,850
Securitas AB, B Shares	166,743	1,441,629
Sinch AB(b)(d)	297,399	971,439
Skandinaviska Enskilda Banken AB, Class A	876,306	8,633,223
Skanska AB, B Shares	182,332	2,805,273
SKF AB, B Shares	204,414	3,032,743
Svenska Cellulosa AB SCA, Class B	325,118	4,884,912
Svenska Handelsbanken AB, A Shares	785,348	6,741,353
Swedbank AB, A Shares	487,607	6,184,121
Swedish Match AB	845,009	8,621,238
Swedish Orphan Biovitrum AB(b)	91,255	1,982,076
Tele2 AB, B Shares	305,625	3,484,999
Telefonaktiebolaget LM Ericsson, B Shares	1,561,026	11,659,324
Telia Co. AB	1,430,250	5,489,446

F U N D S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) June 30, 2022	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Volvo AB, A Shares	108,306	$1,753,980
Volvo AB, B Shares	812,516	12,642,246
Volvo Car AB, Class B(b)(c)	320,854	2,131,967

		232,515,069

Switzerland — 10.5%
ABB Ltd., Registered Shares	884,385	23,717,585
Adecco Group AG, Registered Shares	87,346	2,977,172
Alcon, Inc.	269,055	18,866,548
Bachem Holding AG	17,144	1,194,938
Baloise Holding AG, Registered Shares	24,574	4,022,599
Barry Callebaut AG, Registered Shares	1,891	4,230,958
Chocoladefabriken Lindt & Spruengli AG	567	5,773,216
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	58	6,081,601
Cie Financiere Richemont SA, Class A, Registered Shares	281,062	30,231,896
Clariant AG, Registered Shares	114,099	2,175,671
Coca-Cola HBC AG, Class DI	107,367	2,392,317
Credit Suisse Group AG, Registered Shares	1,415,673	8,080,446
EMS-Chemie Holding AG, Registered Shares	3,789	2,827,736
Geberit AG, Registered Shares	19,153	9,214,574
Givaudan SA, Registered Shares	4,972	17,524,864
Holcim AG, Registered Shares	294,619	12,636,069
Julius Baer Group Ltd.	117,806	5,465,027
Kuehne & Nagel International AG, Registered Shares	29,171	6,931,101
Logitech International SA, Registered Shares	93,321	4,866,244
Lonza Group AG, Registered Shares	40,096	21,416,769
Nestle SA, Registered Shares	1,515,687	177,142,399
Novartis AG, Registered Shares	1,179,694	100,015,142
Partners Group Holding AG	12,220	11,035,844
Roche Holding AG	395,444	133,101,257
Schindler Holding AG	21,973	4,017,962
Schindler Holding AG, Registered Shares	12,163	2,190,538
SGS SA, Registered Shares	3,430	7,867,319
Sika AG, Registered Shares	77,432	17,874,185
Sonova Holding AG, Registered Shares	28,796	9,202,664
STMicroelectronics NV	364,333	11,522,052
Straumann Holding AG, Registered Shares	60,008	7,228,925
Swatch Group AG	15,364	3,649,542
Swatch Group AG, Registered Shares	27,737	1,237,580
Swiss Life Holding AG, Registered Shares	16,976	8,287,130
Swiss Prime Site AG, Registered Shares	41,015	3,603,743
Swiss Re AG	161,030	12,498,822
Swisscom AG, Registered Shares	13,910	7,693,907
Temenos AG, Registered Shares	35,610	3,047,506
UBS Group AG, Registered Shares	1,893,829	30,617,023
VAT Group AG(d)	14,349	3,431,654
Vifor Pharma AG(b)	25,768	4,467,191
Zurich Insurance Group AG	81,013	35,327,606

		785,687,322

United Arab Emirates — 0.0%
NMC Health PLC(b)(e)	45,379	1

United Kingdom — 14.4%
3i Group PLC	524,021	7,102,487
Abrdn PLC	1,150,097	2,244,937
Admiral Group PLC	103,399	2,831,079
Ashtead Group PLC	239,503	10,075,543
Associated British Foods PLC	192,437	3,713,182
AstraZeneca PLC	834,258	110,056,761
Auto Trader Group PLC(d)	499,718	3,384,364

Security	Shares	Value

United Kingdom (continued)
AVEVA Group PLC	63,511	$1,743,538
Aviva PLC	1,514,721	7,419,504
BAE Systems PLC	1,694,154	17,151,605
Barclays PLC	9,022,263	16,871,244
Barratt Developments PLC	540,512	3,023,441
Berkeley Group Holdings PLC	59,364	2,698,954
BP PLC, ADR	10,484,748	49,231,079
British American Tobacco PLC	1,172,217	50,246,216
British Land Co. PLC	465,839	2,548,305
BT Group PLC	3,716,398	8,446,473
Bunzl PLC	181,615	6,031,567
Burberry Group PLC	216,160	4,336,488
CK Hutchison Holdings Ltd.	1,479,617	10,037,714
CNH Industrial NV	552,793	6,393,245
Coca-Cola Europacific Partners PLC	109,902	5,672,042
Compass Group PLC	960,701	19,724,520
Croda International PLC	75,058	5,932,735
DCC PLC	52,437	3,262,448
Diageo PLC	1,246,707	53,848,643
Ferguson PLC	117,003	13,106,967
GSK PLC	2,737,169	58,990,332
Halma PLC	205,045	5,034,293
Hargreaves Lansdown PLC	191,083	1,843,654
HSBC Holdings PLC	10,904,453	71,233,572
Imperial Brands PLC	498,552	11,161,441
Informa PLC(b)	805,809	5,206,018
InterContinental Hotels Group PLC	99,615	5,294,334
Intertek Group PLC	86,547	4,448,493
J Sainsbury PLC	932,105	2,319,693
JD Sports Fashion PLC	1,379,623	1,943,912
Johnson Matthey PLC	101,351	2,389,922
Kingfisher PLC	1,116,678	3,337,173
Land Securities Group PLC	379,850	3,082,471
Legal & General Group PLC	3,214,680	9,398,352
Lloyds Banking Group PLC	38,224,476	19,666,744
London Stock Exchange Group PLC	180,077	16,803,282
M&G PLC	1,393,880	3,304,500
Melrose Industries PLC	2,313,089	4,242,783
Mondi PLC	258,227	4,583,569
National Grid PLC	1,962,538	25,220,447
Natwest Group PLC	3,025,619	8,053,474
Next PLC	70,506	5,036,970
Ocado Group PLC(b)	256,083	2,441,166
Pearson PLC	400,249	3,665,273
Persimmon PLC	170,111	3,870,348
Phoenix Group Holdings PLC	391,094	2,817,653
Prudential PLC	1,478,758	18,394,613
Reckitt Benckiser Group PLC	384,887	28,948,227
RELX PLC	1,041,093	28,267,082
Rentokil Initial PLC	1,001,124	5,803,476
Rolls-Royce Holdings PLC(b)	4,477,751	4,556,831
Sage Group PLC	538,571	4,170,575
Schroders PLC	67,145	2,193,443
Segro PLC	650,322	7,763,395
Severn Trent PLC	133,252	4,423,989
Shell PLC	4,096,654	106,688,257
Smith & Nephew PLC	467,961	6,544,331
Smiths Group PLC	210,936	3,607,189
Spirax-Sarco Engineering PLC	39,798	4,799,983
SSE PLC	574,234	11,332,696
St. James’s Place PLC	286,521	3,855,236
Standard Chartered PLC	1,403,856	10,598,257

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Taylor Wimpey PLC	1,967,025	$2,801,909
Tesco PLC	4,109,667	12,808,199
Unilever PLC	1,378,907	62,850,294
United Utilities Group PLC	363,187	4,521,051
Vodafone Group PLC	14,426,087	22,431,003
Whitbread PLC	107,376	3,256,138
WPP PLC	619,710	6,259,843

		1,079,400,967

Total Common Stocks — 98.1% (Cost: $6,649,225,877)		7,331,306,485

Preferred Securities

Preferred Stocks — 0.4%

Germany — 0.4%
Bayerische Motoren Werke AG, Preference Shares	30,184	2,152,884
Henkel AG & Co. KGaA, Preference Shares	95,470	5,907,737
Porsche Automobil Holding SE, Preference Shares	82,424	5,482,103
Sartorius AG, Preference Shares	13,879	4,871,092
Volkswagen AG, Preference Shares	99,925	13,453,871

		31,867,687

Total Preferred Securities — 0.4% (Cost: $34,379,908)		31,867,687

Total Long-Term Investments — 98.5% (Cost: $6,683,605,785)		7,363,174,172

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.64%(f)(g)	37,121,258	$37,117,545
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.38%(f)(g)	7,390,738	7,390,738

Total Short-Term Securities — 0.6% (Cost: $44,514,165)		44,508,283

Total Investments — 99.1% (Cost: $6,728,119,950)		7,407,682,455
Other Assets Less Liabilities — 0.9%		67,345,549

Net Assets — 100.0%		$7,475,028,004

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)	Non-income producing security.
(c)	All or a portion of this security is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$17,811,186	$19,320,800	(a)	$ —		$(10,162)	$(4,279)	$37,117,545	37,121,258	$118,155	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	25,217,563	—		(17,826,825	)(a)	—	—	7,390,738	7,390,738	39,188		—

						$(10,162)	$(4,279)	$44,508,283		$157,343		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

F U N D S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) June 30, 2022	iShares MSCI EAFE International Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Nikkei 225 Index	201	09/08/22	$19,485	$(567,546)
SPI 200 Index	97	09/15/22	10,832	(120,691)
Euro Stoxx 50 Index	791	09/16/22	28,594	(347,179)
FTSE 100 Index	238	09/16/22	20,682	(58,951)

				$(1,094,367)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,094,367	$—	$—	$—	$1,094,367

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,818,828)	$—	$—	$—	$(1,818,828)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(2,262,829)	$—	$—	$—	$(2,262,829)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$99,919,868

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$3,674,720	$629,226,901	$—	$632,901,621
Austria	—	13,320,798	—	13,320,798

32	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	iShares MSCI EAFE International Index Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Belgium	$—	$64,303,189	$—	$64,303,189
Chile	—	2,980,326	—	2,980,326
China	2,180,029	15,777,304	—	17,957,333
Denmark	—	203,569,852	—	203,569,852
Finland	—	89,177,383	—	89,177,383
France	—	798,260,365	—	798,260,365
Germany	—	535,212,950	—	535,212,950
Hong Kong	1,301,223	218,008,449	—	219,309,672
Ireland	2,967,290	60,819,763	—	63,787,053
Isle of Man	—	4,757,924	—	4,757,924
Israel	19,021,394	36,017,190	—	55,038,584
Italy	—	140,250,788	—	140,250,788
Japan	—	1,633,106,175	—	1,633,106,175
Jordan	—	1,789,071	—	1,789,071
Luxembourg	—	18,298,045	—	18,298,045
Macau	—	3,104,459	—	3,104,459
Malta	—	—	10	10
Netherlands	—	329,552,518	—	329,552,518
New Zealand	—	16,964,399	—	16,964,399
Norway	—	61,989,781	—	61,989,781
Portugal	—	13,366,996	1	13,366,997
Singapore	14,351,671	89,368,691	—	103,720,362
South Africa	—	24,467,000	—	24,467,000
Spain	—	186,516,471	—	186,516,471
Sweden	—	232,515,069	—	232,515,069
Switzerland	10,548,792	775,138,530	—	785,687,322
United Arab Emirates	—	—	1	1
United Kingdom	5,672,042	1,073,728,925	—	1,079,400,967
Preferred Securities
Preferred Stocks	—	31,867,687	—	31,867,687
Short-Term Securities
Money Market Funds	44,508,283	—	—	44,508,283

	$104,225,444	$7,303,456,999	$12	$7,407,682,455

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(1,094,367)	$—	$(1,094,367)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

F U N D S C H E D U L E S O F I N V E S T M E N T S	33

Statements of Assets and Liabilities (unaudited)

June 30, 2022

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$279,679,257	$172,219,364	$7,363,174,172	$—
Investments, at value — Master Small Cap Index Series	—	—	—	2,592,875,304
Investments, at value — affiliated(c)	3,413,706	3,603,829	44,508,283	—
Cash pledged for futures contracts	—	—	7,057,459	—
Foreign currency, at value(d)	—	—	58,590,192	—
Receivables:
Investments sold	—	566,902	85,830	—
Securities lending income — affiliated	—	1	43,499	—
Capital shares sold	68,389	414,984	30,056,719	7,995,877
Dividends — unaffiliated	—	—	24,259,090	—
Dividends — affiliated	1,122	4,344	15,391	—
Interest — unaffiliated	3,408,890	313,181	—	—
From the Manager	—	12,117	—	—
Withdrawals from the Master Portfolio	—	—	—	4,015,085
Prepaid expenses	40,321	55,275	31,113	69,509

Total assets	286,611,685	177,189,997	7,527,821,748	2,604,955,775

LIABILITIES
Collateral on securities loaned	—	—	37,157,435	—
Payables:
Investments purchased	—	3,495,382	—	—
Accounting services fees	6,767	6,766	—	3,708
Administration fees	—	—	513,834	88,804
Capital shares redeemed	855,704	5,130,254	12,818,353	12,010,962
Custodian fees	3,539	1,041	—	—
Income dividend distributions	6,864	4,571	—	—
Investment advisory fees	24,145	—	127,861	—
Directors’ and Officer’s fees	2,525	2,328	12,208	—
Recoupment of past waived fees	2,540	—	—	—
Other accrued expenses	52,935	14,660	232,918	11,668
Professional fees	73,017	35,488	121,652	39,525
Service fees	54,799	415	95,368	95,736
Transfer agent fees	27,516	1,015	17,984	139,082
Variation margin on futures contracts	—	—	1,696,131	—

Total liabilities	1,110,351	8,691,920	52,793,744	12,389,485

NET ASSETS	$285,501,334	$168,498,077	$7,475,028,004	$2,592,566,290

NET ASSETS CONSIST OF
Paid-in capital	$294,447,440	$173,782,496	$7,947,612,938	$2,522,848,228
Accumulated earnings (loss)	(8,946,106)	(5,284,419)	(472,584,934)	69,718,062

NET ASSETS	$285,501,334	$168,498,077	$7,475,028,004	$2,592,566,290

(a) Investments, at cost — unaffiliated	$288,498,617	$177,309,036	$6,683,605,785	$—
(b) Securities loaned, at value	$—	$—	$34,915,716	$—
(c) Investments, at cost — affiliated	$3,413,480	$3,603,829	$44,514,165	$—
(d) Foreign currency, at cost	$—	$—	$58,945,220	$—

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

June 30, 2022

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

NET ASSET VALUE

Institutional
Net assets	$25,007,240	$64,201,321	$975,206,549	$341,370,520

Shares outstanding	2,287,659	6,496,280	76,088,472	17,301,003

Net asset value	$10.93	$9.88	$12.82	$19.73

Shares authorized	Unlimited	Unlimited	1.208 billion	208 million

Par value	$0.001	$0.001	$0.0001	$0.0001

Investor A

Net assets	$19,664,844	$2,566,675	$329,668,103	$187,999,064

Shares outstanding	1,799,270	258,754	25,929,225	9,525,696

Net asset value	$10.93	$9.92	$12.71	$19.74

Shares authorized	Unlimited	Unlimited	208 million	208 million

Par value	$0.001	$0.001	$0.0001	$0.0001

Investor P

Net assets	$240,734,085	N/A	$120,201,563	$264,544,867

Shares outstanding	22,026,711	N/A	9,487,931	13,453,727

Net asset value	$10.93	N/A	$12.67	$19.66

Shares authorized	Unlimited	N/A	2 billion	2 billion

Par value	$0.001	N/A	$0.0001	$0.0001

Class K

Net assets	$95,165	$101,730,081	$6,049,951,789	$1,798,651,839

Shares outstanding	8,707	10,257,294	471,503,292	90,838,785

Net asset value	$10.93	$9.92	$12.83	$19.80

Shares authorized	Unlimited	Unlimited	1.208 billion	1.208 billion

Par value	$0.001	$0.001	$0.0001	$0.0001

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	35

Statements of Operations (unaudited)

Six Months Ended June 30, 2022

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$—	$—	$175,798,270	$—
Dividends — affiliated	4,172	9,993	39,314	—
Interest — unaffiliated	4,403,519	4,396,538	—	—
Securities lending income — affiliated — net	—	28	118,029	—
Foreign taxes withheld	—	—	(17,100,020)	—
Net investment income allocated from the Master Small Cap Index Series:
Dividends — unaffiliated	—	—	—	18,050,399
Dividends — affiliated	—	—	—	155,278
Interest - unaffiliated	—	—	—	917
Securities lending income — affiliated — net	—	—	—	1,195,823
Foreign taxes withheld	—	—	—	(43,717)
Expenses	—	—	—	(245,136)
Fees waived	—	—	—	9,525

Total investment income	4,407,691	4,406,559	158,855,593	19,123,089

EXPENSES
Service — class specific	355,398	2,458	619,941	645,630
Investment advisory	153,433	6,222	403,305	—
Transfer agent — class specific	84,701	8,446	—	359,395
Professional	64,535	45,751	66,746	40,672
Registration	37,908	32,287	—	51,567
Printing and postage	19,491	12,329	—	6,837
Accounting services	4,522	4,500	—	2,467
Directors and Officer	4,024	3,593	22,558	—
Custodian	2,500	768	—	—
Administration	—	—	—	587,272
Administration — class specific	—	—	1,584,019	—
Miscellaneous	25,019	5,151	910	7,866

Total expenses	751,531	121,505	2,697,479	1,701,706
Less:
Fees waived and/or reimbursed by the Manager	(7,592)	(73,217)	(97,642)	—
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(7,489)	(6,747)	—	(57,505)

Total expenses after fees waived and/or reimbursed	736,450	41,541	2,599,837	1,644,201

Net investment income	3,671,241	4,365,018	156,255,756	17,478,888

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(522,824)	(47,422)	(26,269,627)	—
Investments — affiliated	369	—	(10,162)	—
Foreign currency transactions	—	—	(9,425,892)	—
Futures contracts	—	—	(1,818,828)	—
Net realized loss allocated from the Master Small Cap Index Series from:
Investments — unaffiliated	—	—	—	(20,479,620)
Investments — affiliated	—	—	—	(3,271,924)
Futures contracts	—	—	—	(1,947,320)
Swaps	—	—	—	(827,376)

	(522,455)	(47,422)	(37,524,509)	(26,526,240)

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited) (continued)

Six Months Ended June 30, 2022

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	$(32,927,344)	$(6,715,056)	$(1,818,748,667)	$—
Investments — affiliated	226	—	(4,279)	—
Foreign currency translations	—	—	(1,401,952)	—
Futures contracts	—	—	(2,262,829)	—
Net change in unrealized appreciation (depreciation) allocated from Master Small Cap Index Series on:
Investments — unaffiliated	—	—	—	(778,765,699)
Investments — affiliated	—	—	—	(1,001,736)
Futures contracts	—	—	—	(1,197,279)
Swaps	—	—	—	(632,689)

	(32,927,118)	(6,715,056)	(1,822,417,727)	(781,597,403)

Net realized and unrealized loss	(33,449,573)	(6,762,478)	(1,859,942,236)	(808,123,643)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(29,778,332)	$(2,397,460)	$(1,703,686,480)	$(790,644,755)

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets

	iShares Municipal Bond Index Fund		iShares Short-Term TIPS Bond Index Fund

	Six Months Ended 06/30/22 (unaudited)	Year Ended 12/31/21	Six Months Ended 06/30/22 (unaudited)	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,671,241	$7,321,596	$4,365,018	$3,705,514
Net realized gain (loss)	(522,455)	495,970	(47,422)	6,506
Net change in unrealized appreciation (depreciation)	(32,927,118)	(3,402,224)	(6,715,056)	266,540

Net increase (decrease) in net assets resulting from operations	(29,778,332)	4,415,342	(2,397,460)	3,978,560

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(297,201)	(232,970)	(1,306,036)	(734,030)
Investor A	(247,891)	(552,520)	(64,405)	(58,170)
Investor P	(3,087,353)	(7,117,939)	—	—
Class K	(1,301)	(2,799)	(3,015,142)	(2,932,006)

Decrease in net assets resulting from distributions to shareholders	(3,633,746)	(7,906,228)	(4,385,583)	(3,724,206)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(9,317,167)	(14,587,213)	70,562,474	44,904,403

NET ASSETS
Total increase (decrease) in net assets	(42,729,245)	(18,078,099)	63,779,431	45,158,757
Beginning of period	328,230,579	346,308,678	104,718,646	59,559,889

End of period	$285,501,334	$328,230,579	$168,498,077	$104,718,646

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

		iShares MSCI EAFE International Index Fund		iShares Russell 2000 Small-Cap Index Fund

	Six Months Ended 06/30/22 (unaudited)	Year Ended 12/31/21	Six Months Ended 06/30/22 (unaudited)	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$156,255,756	$197,850,703	$17,478,888	$29,892,953
Net realized gain (loss)	(37,524,509)	(13,451,057)	(26,526,240)	226,459,525
Net change in unrealized appreciation (depreciation)	(1,822,417,727)	597,266,857	(781,597,403)	150,185,274

Net increase (decrease) in net assets resulting from operations	(1,703,686,480)	781,666,503	(790,644,755)	406,537,752

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,437,556)	(31,413,447)	—	(34,044,604)
Investor A	(526,588)	(10,423,294)	—	(16,774,863)
Investor P	(210,791)	(4,183,302)	—	(24,685,571)
Class K	(9,398,450)	(203,630,682)	—	(162,398,277)

Decrease in net assets resulting from distributions to shareholders	(11,573,385)	(249,650,725)	—	(237,903,315)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	662,870,575	1,348,384,504	17,012,294	443,268,536

NET ASSETS
Total increase (decrease) in net assets	(1,052,389,290)	1,880,400,282	(773,632,461)	611,902,973
Beginning of period	8,527,417,294	6,647,017,012	3,366,198,751	2,754,295,778

End of period	$7,475,028,004	$8,527,417,294	$2,592,566,290	$3,366,198,751

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	39

Financial Highlights

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund

	Institutional
	Six Months Ended 06/30/22 (unaudited)						Period from
			Year Ended December 31,				11/19/18	(a)
			2021	2020	2019		to 12/31/18

Net asset value, beginning of period	$12.16		$12.29	$12.02	$11.59		$11.48

Net investment income(b)	0.15		0.29	0.30	0.30		0.04
Net realized and unrealized gain (loss)		(1.23)	(0.11)	0.29	0.56		0.14

Net increase (decrease) from investment operations		(1.08)	0.18	0.59	0.86		0.18

Distributions(c)
From net investment income		(0.15)	(0.29)	(0.30)	(0.30)			(0.04)
From net realized gain	—		(0.02)	(0.02)	(0.13)			(0.03)

Total distributions		(0.15)	(0.31)	(0.32)	(0.43)			(0.07)

Net asset value, end of period	$10.93		$12.16	$12.29	$12.02		$11.59

Total Return(d)
Based on net asset value	(8.93	)%(e)	1.54%	4.97%	7.52%		1.56	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.26	%(g)	0.25%	0.23%	0.30	%(h)	0.32	%(g)(i)(j)

Total expenses after fees waived and/or reimbursed	0.25	%(g)	0.24%	0.22%	0.23	%(h)	0.17	%(g)(i)(j)

Net investment income	2.66	%(g)	2.40%	2.46%	2.49%		2.74	%(g)

Supplemental Data
Net assets, end of period (000)	$25,007		$11,794	$6,115	$477		$101

Portfolio turnover rate		11%	7%	8%	24%			3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.24% and 0.23%, respectively.

(i)

Reorganization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.69% and 0.21%, respectively.

(j)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.26% and 0.16%, respectively.

See notes to financial statements.

40	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)
	Investor A
	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,
			2021	2020	2019		2018(a)		2017

Net asset value, beginning of period	$12.16		$12.29	$12.02	$11.59		$11.81		$11.68

Net investment income(b)	0.13		0.26	0.27	0.27		0.39		0.31
Net realized and unrealized gain (loss)		(1.23)	(0.11)	0.29	0.56		(0.25)		0.13

Net increase (decrease) from investment operations		(1.10)	0.15	0.56	0.83		0.14		0.44

Distributions(c)
From net investment income		(0.13)	(0.26)	(0.27)	(0.27)		(0.31)		(0.31)
From net realized gain	—		(0.02)	(0.02)	(0.13)		(0.05)		—

Total distributions		(0.13)	(0.28)	(0.29)	(0.40)		(0.36)		(0.31)

Net asset value, end of period	$10.93		$12.16	$12.29	$12.02		$11.59		$11.81

Total Return(d)
Based on net asset value	(9.05	)%(e)	1.28%	4.70%	7.24%		1.24%		3.83%

Ratios to Average Net Assets(f)
Total expenses	0.52	%(g)	0.53%	0.50%	0.62	%(h)	0.77	%(i)	0.56%

Total expenses after fees waived and/or reimbursed	0.50	%(g)	0.50%	0.48%	0.50	%(h)	0.41	%(i)	0.37%

Net investment income	2.37	%(g)	2.15%	2.22%	2.25%		3.36%		2.61%

Supplemental Data
Net assets, end of period (000)	$19,665		$23,348	$23,315	$23,805		$25,418		$396,544

Portfolio turnover rate		11%	7%	8%	24%		3%		1%

(a)

On November 19, 2018, State Farm Tax Advantaged Bond Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, State Farm Tax Advantaged Bond Fund Premier Class, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.

(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.56% and 0.50%, respectively.

(i)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.41%, respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)
	Investor P
	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,
			2021	2020	2019		2018(a)		2017

Net asset value, beginning of period	$12.16		$12.29	$12.02	$11.59		$11.81		$11.68

Net investment income(b)	0.13		0.26	0.27	0.27		0.39		0.31
Net realized and unrealized gain (loss)		(1.23)	(0.11)	0.29	0.56		(0.25)		0.13

Net increase (decrease) from investment operations		(1.10)	0.15	0.56	0.83		0.14		0.44

Distributions(c)
From net investment income		(0.13)	(0.26)	(0.27)	(0.27)		(0.31)		(0.31)
From net realized gain	—		(0.02)	(0.02)	(0.13)		(0.05)		—

Total distributions		(0.13)	(0.28)	(0.29)	(0.40)		(0.36)		(0.31)

Net asset value, end of period	$10.93		$12.16	$12.29	$12.02		$11.59		$11.81

Total Return(d)
Based on net asset value	(9.04	)%(e)	1.29%	4.69%	7.25%		1.24%		3.83%

Ratios to Average Net Assets(f)
Total expenses	0.51	%(g)	0.49%	0.50%	0.53	%(h)	0.77	%(i)	0.56%

Total expenses after fees waived and/or reimbursed	0.50	%(g)	0.49%	0.49%	0.50	%(h)	0.41	%(i)	0.37%

Net investment income	2.37	%(g)	2.16%	2.21%	2.26%		3.35%		2.61%

Supplemental Data
Net assets, end of period (000)	$240,734		$292,983	$316,772	$333,565		$352,137		$396,544

Portfolio turnover rate		11%	7%	8%	24%		3%		1%

(a)

On November 19, 2018, State Farm Tax Advantaged Bond Fund was reorganized into the Fund. The activity in the table above is for the accounting survivor, State Farm Tax Advantaged Bond Fund Premier Class, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter.

(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.47% and 0.50%, respectively.

(i)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.41%, respectively.

See notes to financial statements.

42	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)
	Class K
	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,				Period from 11/19/18(a) to 12/31/18
			2021	2020	2019

Net asset value, beginning of period	$12.16		$12.29	$12.02	$11.59		$11.48

Net investment income(b)	0.15		0.30	0.30	0.30		0.04
Net realized and unrealized gain (loss)		(1.23)	(0.11)	0.29	0.56		0.14

Net increase (decrease) from investment operations		(1.08)	0.19	0.59	0.86		0.18

Distributions(c)
From net investment income		(0.15)	(0.30)	(0.30)	(0.30)		(0.04)
From net realized gain	—		(0.02)	(0.02)	(0.13)		(0.03)

Total distributions		(0.15)	(0.32)	(0.32)	(0.43)		(0.07)

Net asset value, end of period	$10.93		$12.16	$12.29	$12.02		$11.59

Total Return(d)
Based on net asset value	(8.91	)%(e)	1.58%	5.00%	7.57%		1.57	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.34	%(g)	0.25%	0.24%	0.27	%(h)	0.33	%(g)(i)(j)

Total expenses after fees waived and/or reimbursed	0.20	%(g)	0.20%	0.20%	0.20	%(h)	0.16	%(g)(i)(j)

Net investment income	2.67	%(g)	2.45%	2.50%	2.55%		2.74	%(g)

Supplemental Data
Net assets, end of period (000)	$95		$106	$107	$105		$101

Portfolio turnover rate		11%	7%	8%	24%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.21% and 0.20%, respectively.

(i)

Reorganization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.70% and 0.20%, respectively.

(j)

Includes reorganization and offering costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.27% and 0.15%, respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	43

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund
	Institutional
	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,
			2021	2020		2019	2018	2017

Net asset value, beginning of period	$10.37		$10.30	$9.98		$9.74	$9.95	$10.05

Net investment income(a)	0.38		0.46	0.25		0.15	0.22	0.16
Net realized and unrealized gain (loss)		(0.52)	0.07	0.23		0.30	(0.16)	(0.08)

Net increase (decrease) from investment operations		(0.14)	0.53	0.48		0.45	0.06	0.08

Distributions(b)
From net investment income		(0.35)	(0.46)	(0.16)		(0.21)	(0.26)	(0.18)
From net realized gain	—		—	(0.00	)(c)	—	(0.01)	—
Return of capital	—		—	—		—	—	(0.00	)(c)

Total distributions		(0.35)	(0.46)	(0.16)		(0.21)	(0.27)	(0.18)

Net asset value, end of period	$9.88		$10.37	$10.30		$9.98	$9.74	$9.95

Total Return(d)
Based on net asset value	(1.41	)%(e)	5.18%	4.89%		4.66%	0.56%	0.88%

Ratios to Average Net Assets(f)
Total expenses	0.18	%(g)	0.29%	0.55%		3.24%	4.96%	5.07%

Total expenses after fees waived and/or reimbursed	0.07	%(g)	0.07%	0.07%		0.11%	0.09%	0.08%

Net investment income	7.54	%(g)	4.41%	2.51%		1.47%	2.19%	1.64%

Supplemental Data
Net assets, end of period (000)	$64,201		$18,004	$16,549		$721	$976	$3,348

Portfolio turnover rate		10%	10%	22%		45%	80%	200%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

44	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)
	Investor A
	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,
			2021	2020		2019	2018	2017

Net asset value, beginning of period	$10.41		$10.34	$9.97		$9.74	$9.95	$10.04

Net investment income(a)	0.33		0.40	0.07		0.19	0.20	0.14
Net realized and unrealized gain (loss)		(0.49)	0.10	0.39		0.23	(0.18)	(0.07)

Net increase (decrease) from investment operations		(0.16)	0.50	0.46		0.42	0.02	0.07

Distributions(b)
From net investment income		(0.33)	(0.43)	(0.09)		(0.19)	(0.22)	(0.16)
From net realized gain	—		—	(0.00	)(c)	—	(0.01)	—
Return of capital	—		—	—		—	—	(0.00	)(c)

Total distributions		(0.33)	(0.43)	(0.09)		(0.19)	(0.23)	(0.16)

Net asset value, end of period	$9.92		$10.41	$10.34		$9.97	$9.74	$9.95

Total Return(d)
Based on net asset value	(1.53	)%(e)	4.89%	4.64%		4.39%	0.22%	0.76%

Ratios to Average Net Assets(f)
Total expenses	0.57	%(g)	0.71%	1.18%		3.36%	6.40%	6.24%

Total expenses after fees waived and/or reimbursed	0.36	%(g)	0.36%	0.36%		0.36%	0.36%	0.36%

Net investment income	6.49	%(g)	3.79%	0.71%		1.94%	2.00%	1.35%

Supplemental Data
Net assets, end of period (000)	$2,567		$1,908	$1,475		$737	$526	$256

Portfolio turnover rate		10%	10%	22%		45%	80%	200%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	45

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)
	Class K
	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,
			2021	2020		2019	2018	2017

Net asset value, beginning of period	$10.41		$10.34	$9.98		$9.76	$9.95	$10.05

Net investment income(a)	0.35		0.49	0.12		0.25	0.31	0.25
Net realized and unrealized gain (loss)		(0.49)	0.04	0.36		0.21	(0.25)	(0.16)

Net increase (decrease) from investment operations		(0.14)	0.53	0.48		0.46	0.06	0.09

Distributions(b)
From net investment income		(0.35)	(0.46)	(0.12)		(0.24)	(0.24)	(0.19)
From net realized gain	—		—	(0.00	)(c)	—	(0.01)	—
Return of capital	—		—	—		—	—	(0.00	)(c)

Total distributions		(0.35)	(0.46)	(0.12)		(0.24)	(0.25)	(0.19)

Net asset value, end of period	$9.92		$10.41	$10.34		$9.98	$9.76	$9.95

Total Return(d)
Based on net asset value	(1.39	)%(e)	5.19%	4.87%		4.72%	0.60%	0.89%

Ratios to Average Net Assets(f)
Total expenses	0.19	%(g)	0.28%	0.71%		2.14%	5.80%	2.82%

Total expenses after fees waived and/or reimbursed	0.06	%(g)	0.06%	0.06%		0.06%	0.06%	0.06%

Net investment income	6.82	%(g)	4.69%	1.17%		2.55%	3.13%	2.45%

Supplemental Data
Net assets, end of period (000)	$101,730		$84,806	$41,536		$16,112	$1,788	$1,138

Portfolio turnover rate		10%	10%	22%		45%	80%	200%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.

See notes to financial statements.

46	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund
	Institutional
	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,
			2021	2020	2019	2018		2017

Net asset value, beginning of period	$15.85		$14.68	$13.86	$11.76	$14.18		$11.60

Net investment income(a)	0.27		0.41	0.30	0.42	0.42		0.39
Net realized and unrealized gain (loss)(b)		(3.28)	1.24	0.81	2.14	(2.31)		2.53

Net increase (decrease) from investment operations		(3.01)	1.65	1.11	2.56	(1.89)		2.92

Distributions(c)
From net investment income		(0.02)	(0.48)	(0.29)	(0.46)	(0.53)		(0.34)
Return of capital	—		—	—	—	(0.00	)(d)	—

Total distributions		(0.02)	(0.48)	(0.29)	(0.46)	(0.53)		(0.34)

Net asset value, end of period	$12.82		$15.85	$14.68	$13.86	$11.76		$14.18

Total Return(e)
Based on net asset value	(19.01	)%(f)	11.28%	8.03%	21.80%	(13.37)%		25.24%

Ratios to Average Net Assets(g)
Total expenses	0.09	%(h)	0.09%	0.09%	0.08%	0.11	%(i)	0.09%

Total expenses after fees waived and/or reimbursed	0.09	%(h)	0.09%	0.09%	0.08%	0.10	%(i)	0.09%

Net investment income	3.80	%(h)	2.57%	2.35%	3.23%	3.02%		2.92%

Supplemental Data
Net assets, end of period (000)	$975,207		$1,058,978	$1,004,855	$876,551	$753,659		$705,986

Portfolio turnover rate		1%	3%	8%	4%	43%		23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.09% respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	47

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)
	Investor A
	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,
			2021	2020	2019	2018		2017

Net asset value, beginning of period	$15.74		$14.58	$13.78	$11.69	$14.09		$11.54

Net investment income(a)	0.25		0.36	0.27	0.39	0.38		0.34
Net realized and unrealized gain (loss)(b)		(3.26)	1.24	0.78	2.12	(2.28)		2.52

Net increase (decrease) from investment operations		(3.01)	1.60	1.05	2.51	(1.90)		2.86

Distributions(c)
From net investment income		(0.02)	(0.44)	(0.25)	(0.42)	(0.50)		(0.31)
Return of capital	—		—	—	—	(0.00	)(d)	—

Total distributions		(0.02)	(0.44)	(0.25)	(0.42)	(0.50)		(0.31)

Net asset value, end of period	$12.71		$15.74	$14.58	$13.78	$11.69		$14.09

Total Return(e)
Based on net asset value	(19.14	)%(f)	11.01%	7.68%	21.53%	(13.57)%		24.84%

Ratios to Average Net Assets(g)
Total expenses	0.34	%(h)	0.34%	0.35%	0.35%	0.36	%(i)	0.36%

Total expenses after fees waived and/or reimbursed	0.34	%(h)	0.34%	0.35%	0.35%	0.36	%(i)	0.35%

Net investment income	3.57	%(h)	2.31%	2.11%	3.00%	2.74%		2.60%

Supplemental Data
Net assets, end of period (000)	$329,668		$385,287	$351,999	$340,750	$305,043		$373,846

Portfolio turnover rate		1%	3%	8%	4%	43%		23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.36% and 0.35% respectively.

See notes to financial statements.

48	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)
	Investor P
	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,			Period from 08/06/18(a) to 12/31/18
			2021	2020	2019

Net asset value, beginning of period	$15.69		$14.53	$13.73	$11.65	$13.87

Net investment income(b)	0.25		0.36	0.26	0.39	0.01
Net realized and unrealized gain (loss)(c)		(3.25)	1.24	0.79	2.11	(1.70)

Net increase (decrease) from investment operations		(3.00)	1.60	1.05	2.50	(1.69)

Distributions(d)
From net investment income		(0.02)	(0.44)	(0.25)	(0.42)	(0.53)
Return of capital	—		—	—	—	(0.00	)(e)

Total distributions		(0.02)	(0.44)	(0.25)	(0.42)	(0.53)

Net asset value, end of period	$12.67		$15.69	$14.53	$13.73	$11.65

Total Return(f)
Based on net asset value	(19.14	)%(g)	11.05%	7.68%	21.51%	(12.25	)%(g)

Ratios to Average Net Assets(h)
Total expenses	0.34	%(i)	0.34%	0.37%	0.39%	0.33	%(i)(j)

Total expenses after fees waived and/or reimbursed	0.34	%(i)	0.34%	0.37%	0.36%	0.32	%(i)(j)

Net investment income	3.54	%(i)	2.30%	2.08%	2.97%	0.23	%(i)

Supplemental Data
Net assets, end of period (000)	$120,202		$153,682	$146,759	$149,612	$137,266

Portfolio turnover rate		1%	3%	8%	4%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)

Reorganization costs, offering and board realignment and consolidation expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.34% and 0.33% respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	49

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)
	Class K
	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,
			2021	2020	2019	2018		2017

Net asset value, beginning of period	$15.86		$14.69	$13.87	$11.76	$14.18		$11.61

Net investment income(a)	0.28		0.41	0.31	0.43	0.43		0.38
Net realized and unrealized gain (loss)(b)		(3.29)	1.24	0.80	2.14	(2.31)		2.54

Net increase (decrease) from investment operations		(3.01)	1.65	1.11	2.57	(1.88)		2.92

Distributions(c)
From net investment income		(0.02)	(0.48)	(0.29)	(0.46)	(0.54)		(0.35)
Return of capital	—		—	—	—	(0.00	)(d)	—

Total distributions		(0.02)	(0.48)	(0.29)	(0.46)	(0.54)		(0.35)

Net asset value, end of period	$12.83		$15.86	$14.69	$13.87	$11.76		$14.18

Total Return(e)
Based on net asset value	(18.99	)%(f)	11.33%	8.07%	21.94%	(13.33)%		25.17%

Ratios to Average Net Assets(g)
Total expenses	0.04	%(h)	0.04%	0.04%	0.03%	0.06	%(i)	0.06%

Total expenses after fees waived and/or reimbursed	0.04	%(h)	0.04%	0.04%	0.03%	0.05	%(i)	0.06%

Net investment income	3.91	%(h)	2.60%	2.39%	3.28%	3.12%		2.80%

Supplemental Data
Net assets, end of period (000)	$6,049,952		$6,929,470	$5,143,404	$6,870,922	$6,420,732		$9,509,257

Portfolio turnover rate		1%	3%	8%	4%	43%		23%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.05% and 0.04% respectively.

See notes to financial statements.

50	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund
	Institutional

	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,
			2021	2020	2019	2018		2017

Net asset value, beginning of period	$25.76		$24.19	$20.46	$16.87	$19.72		$17.76

Net investment income(a)	0.13		0.25	0.23	0.27	0.28		0.25
Net realized and unrealized gain (loss)		(6.16)	3.28	3.84	4.02	(2.40)		2.34

Net increase (decrease) from investment operations		(6.03)	3.53	4.07	4.29	(2.12)		2.59

Distributions(b)
From net investment income	—		(0.29)	(0.25)	(0.28)	(0.20)		(0.21)
From net realized gain	—		(1.67)	(0.09)	(0.42)	(0.53)		(0.42)

Total distributions	—		(1.96)	(0.34)	(0.70)	(0.73)		(0.63)

Net asset value, end of period	$19.73		$25.76	$24.19	$20.46	$16.87		$19.72

Total Return(c)
Based on net asset value	(23.41	)%(d)	14.73%	19.97%	25.50%	(10.94)%		14.55%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.12	%(h)	0.12%	0.16%	0.16%	0.18	%(i)	0.18%

Total expenses after fees waived and/or reimbursed	0.12	%(h)	0.12%	0.12%	0.12%	0.12	%(i)	0.11%

Net investment income	1.19	%(h)	0.93%	1.22%	1.38%	1.38%		1.36%

Supplemental Data
Net assets, end of period (000)	$341,371		$479,451	$331,429	$227,381	$200,990		$167,351

Portfolio turnover rate of the Series		22%	31%	27%	20%	28%		30%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Series’ allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.16% and 0.10% respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	51

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund
	Investor A

	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,
			2021	2020	2019	2018		2017

Net asset value, beginning of period	$25.79		$24.22	$20.49	$16.89	$19.74		$17.78

Net investment income(a)	0.11		0.18	0.17	0.22	0.22		0.21
Net realized and unrealized gain (loss)		(6.16)	3.28	3.85	4.03	(2.40)		2.34

Net increase (decrease) from investment operations		(6.05)	3.46	4.02	4.25	(2.18)		2.55

Distributions(b)
From net investment income	—		(0.22)	(0.20)	(0.23)	(0.14)		(0.17)
From net realized gain	—		(1.67)	(0.09)	(0.42)	(0.53)		(0.42)

Total distributions	—		(1.89)	(0.29)	(0.65)	(0.67)		(0.59)

Net asset value, end of period	$19.74		$25.79	$24.22	$20.49	$16.89		$19.74

Total Return(c)
Based on net asset value	(23.46	)%(d)	14.38%	19.66%	25.20%	(11.19)%		14.35%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.40	%(h)	0.40%	0.41%	0.42%	0.43	%(i)	0.45%

Total expenses after fees waived and/or reimbursed	0.37	%(h)	0.37%	0.37%	0.37%	0.37	%(i)	0.37%

Net investment income	0.95	%(h)	0.66%	0.93%	1.14%	1.08%		1.13%

Supplemental Data
Net assets, end of period (000)	$187,999		$243,110	$257,905	$273,413	$254,591		$249,980

Portfolio turnover rate of the Series		22%	31%	27%	20%	28%		30%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Series’ allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.41% and 0.35% respectively.

See notes to financial statements.

52	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)
	Investor P
	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,			Period from 08/06/18 to 12/31/18	(a)
			2021	2020	2019

Net asset value, beginning of period	$25.70		$24.14	$20.43	$16.84	$21.76

Net investment income(b)	0.11		0.18	0.18	0.22	0.17
Net realized and unrealized gain (loss)		(6.15)	3.27	3.82	4.02	(4.38)

Net increase (decrease) from investment operations		(6.04)	3.45	4.00	4.24	(4.21)

Distributions(c)
From net investment income	—		(0.22)	(0.20)	(0.23)	(0.19)
From net realized gain	—		(1.67)	(0.09)	(0.42)	(0.52)

Total distributions	—		(1.89)	(0.29)	(0.65)	(0.71)

Net asset value, end of period	$19.66		$25.70	$24.14	$20.43	$16.84

Total Return(d)
Based on net asset value	(23.50	)%(e)	14.42%	19.65%	25.25%	(19.49	)%(e)

Ratios to Average Net Assets(f)(g)(h)
Total expenses	0.38	%(i)	0.38%	0.41%	0.40%	0.39	%(i)(j)(k)

Total expenses after fees waived and/or reimbursed	0.37	%(i)	0.37%	0.37%	0.36%	0.35	%(i)(j)(k)

Net investment income	0.94	%(i)	0.67%	0.95%	1.14%	2.12	%(i)

Supplemental Data
Net assets, end of period (000)	$264,545		$354,746	$329,486	$301,163	$265,393

Portfolio turnover rate of the Series		22%	31%	27%	20%	28%

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Series’ allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.38% and 0.35% respectively.

(k)

Reorganization costs, offering and board realignment and consolidation expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.40% and 0.37% respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)
	Class K

	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,
			2021	2020	2019	2018		2017

Net asset value, beginning of period	$25.84		$24.26	$20.52	$16.91	$19.77		$17.79

Net investment income(a)	0.14		0.27	0.24	0.28	0.30		0.27

Net realized and unrealized gain (loss)		(6.18)	3.29	3.85	4.04	(2.43)		2.34

Net increase (decrease) from investment operations		(6.04)	3.56	4.09	4.32	(2.13)		2.61

Distributions(b)
From net investment income	—		(0.31)	(0.26)	(0.29)	(0.20)		(0.21)
From net realized gain	—		(1.67)	(0.09)	(0.42)	(0.53)		(0.42)

Total distributions	—		(1.98)	(0.35)	(0.71)	(0.73)		(0.63)

Net asset value, end of period	$19.80		$25.84	$24.26	$20.52	$16.91		$19.77

Total Return(c)
Based on net asset value	(23.37	)%(d)	14.78%	20.00%	25.62%	(10.93)%		14.69%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.07	%(h)	0.07%	0.08%	0.08%	0.11	%(i)	0.14%

Total expenses after fees waived and/or reimbursed	0.07	%(h)	0.07%	0.07%	0.07%	0.07	%(i)	0.07%

Net investment income	1.25	%(h)	0.99%	1.26%	1.44%	1.44%		1.40%

Supplemental Data
Net assets, end of period (000)	$1,798,652		$2,288,892	$1,835,475	$1,502,229	$945,929		$474,830

Portfolio turnover rate of the Series		22%	31%	27%	20%	28%		30%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Series’ allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Includes reorganization costs, offering and board reorganization and consolidation expenses associated with the Fund’s reorganization. Without these expenses, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.05% respectively.

See notes to financial statements.

54	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) and BlackRock Index Funds, Inc. (the “Corporation”), are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The Corporation, is organized as a Maryland corporation. The following, each of which is a series of one of the Trust or the Corporation are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification

BlackRock FundsSM	iShares Municipal Bond Index Fund	Municipal Bond Index	Diversified
	iShares Short-Term TIPS Bond Index Fund	Short-Term TIPS Bond Index	Diversified
BlackRock Index Funds, Inc.	iShares MSCI EAFE International Index Fund	International Index	Diversified
	iShares Russell 2000 Small-Cap Index Fund	Small Cap Index	Diversified

Small Cap Index seeks to achieve its investment objective by investing all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC (the “Master LLC”), and an affiliate of Small Cap Index, which has the same investment objective and strategies as Small Cap Index. The value of Small Cap Index’s investment in the Series reflects Small Cap Index’s proportionate interest in the net assets of the Series. The performance of Small Cap Index is directly affected by the performance of the Series. At June 30, 2022, the percentage of the Series owned by Small Cap Index was 71.7%. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with Small Cap Index’s financial statements.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Investor A and Class K Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Board of Trustees of the Trust and the Board of Directors of the Corporation are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA”) for Municipal Bond Index and BlackRock Advisors, LLC (“BAL”) for Short-Term TIPS Bond Index, International Index and Small Cap Index (“BFA” and “BAL” or together the “Manager”) or its affiliates, are included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For Municipal Bond Index, Short-Term TIPS Bond Index and International Index, for financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when International Index is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

For Small Cap Index, for financial reporting purposes, contributions to and withdrawals from the Series are accounted for on a trade date basis. Small Cap Index records its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, Small Cap Index accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements (unaudited) (continued)

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: International Index may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by International Index and Small Cap Index are recorded on the ex-dividend dates. Distributions from net investment income for Municipal Bond Index and Short-Term TIPS Bond Index are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments. Small Cap Index’s policy is to value its financial instruments at fair value. Small Cap Index records its investment in the Series at fair value based on Small Cap Index’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series is discussed in Note 3 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

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Notes to Financial Statements (unaudited) (continued)

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the International Index securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

BNP Paribas SA	$3,966,761	$(3,966,761)	$—		$—
BofA Securities, Inc.	12,865,803	(12,865,803)	—		—
Goldman Sachs & Co. LLC	88,004	(88,004)	—		—
HSBC Bank PLC	2,239,743	(2,239,743)	—		—
J.P. Morgan Securities LLC	3,075,301	(3,075,301)	—		—
Morgan Stanley	10,848,531	(10,848,531)	—		—
State Street Bank & Trust Co.	1,759,148	(1,759,148)	—		—
Wells Fargo Bank N.A.	72,425	(72,425)	—		—

	$34,915,716	$(34,915,716)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

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Notes to Financial Statements (unaudited) (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each of the Trust and the Corporation, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	Municipal Bond Index	Short-Term TIPS Bond Index	International Index

Investment advisory fees	0.10%	0.01%	0.01%

Service Fees: The Funds entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Municipal Bond Index		Short-Term TIPS Bond Index		International Index		Small Cap Index

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A	0.25%	N/A
Investor P	0.25	N/A	N/A	N/A	0.25	N/A	0.25	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor P	Total

Municipal Bond Index	$26,427	$328,971	$355,398
Short-Term TIPS Bond Index	2,458	—	2,458
International Index	449,327	170,614	619,941
Small Cap Index	264,907	380,723	645,630

Administration: The Corporation, on behalf of Small Cap Index and International Index, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Small Cap Index pays the Administrator a monthly fee at an annual rate of 0.04% of the average daily net assets of Small Cap Index. Small Cap Index does not pay an investment advisory fee or investment management fee. For International Index, the Administrator is entitled to receive for these administrative services an annual fee of 0.08% based on the average daily net assets of each Fund’s Institutional, Investor A and Investor P Shares and 0.03% of the average daily net assets of Class K Shares.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements (unaudited) (continued)

For the six months ended June 30, 2022, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor P	Class K	Total

International Index	$400,185	$143,785	$54,596	$985,453	$1,584,019

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2022, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2022, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor P	Class K	Total

Municipal Bond Index	$14	$685	$177	$2	$878
Short-Term TIPS Bond Index	12	73	—	63	148
Small Cap Index	620	3,186	259	1,221	5,286

For the six months ended June 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor P	Class K	Total

Municipal Bond Index	$6,036	$7,525	$71,072	$68	$84,701
Short-Term TIPS Bond Index	1,206	1,358	—	5,882	8,446
Small Cap Index	122,729	86,389	106,707	43,570	359,395

Other Fees: For the six months ended June 30, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor P Shares as follows:

Fund Name	Investor P

Municipal Bond Index	$2,757
International Index	4,552
Small Cap Index	10,687

For the six months ended June 30, 2022, affiliates received CDSCs as follows:

Fund Name	Investor A

Short-Term TIPS Bond Index	$87

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to Municipal Bond Index, Short-Term TIPS Bond Index and International Index the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Municipal Bond Index	$1,027
Short-Term TIPS Bond Index	1,224
International Index	8,338

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023 with respect to Municipal Bond Index, Short-Term TIPS Bond Index and International Index. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended June 30, 2022, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor P	Class K

Municipal Bond Index	0.25%	0.50%	0.50%	0.20%
Short-Term TIPS Bond Index	0.11	0.36	—	0.06

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Notes to Financial Statements (unaudited) (continued)

Fund Name	Institutional	Investor A	Investor P	Class K

Small Cap Index	0.12%	0.37%	0.37%	0.07%

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023 with respect to Municipal Bond Index, Short-Term TIPS Bond Index and Small-Cap Index, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended June 30, 2022, the Funds waived the following amounts:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Municipal Bond Index	$6,565
Short-Term TIPS Bond Index	71,993

With respect to International Index, the fees and expenses of the Fund’s Independent Trustees, counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. The manager has contractually agreed to reimburse the Fund or provide an offsetting credit for such independent expenses through June 30, 2032. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six month ended June 30, 2022, the amount waived and/or reimbursed was $89,304.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived - class specific and transfer agent fees waived and/or reimbursed by Manager - class specific respectively, in the Statements of Operations. For the six months ended June 30, 2022, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor P	Class K	Total

Municipal Bond Index	$372	$2,038	$5,012	$67	$7,489
Short-Term TIPS Bond Index	—	866	—	5,881	6,747
Small Cap Index	8,785	26,481	20,594	1,645	57,505

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective February 16, 2023 for Short-Term TIPS Bond Index and November 16, 2025 for Municipal Bond Index, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be terminated.

As of June 30, 2022, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring

Fund Name/Fund Level/Share Class	December 31, 2022	December 31, 2023	December 31, 2024

Municipal Bond Index
Fund Level	$16,665	$1,981	$6,565
Institutional	—	189	372
Investor A	3,359	5,974	2,038
Investor P	—	4,062	5,012
Class K	35	52	67

	Expiring

Fund Name/Fund Level/Share Class	December 31, 2022	February 16, 2023

Short-Term TIPS Bond Index
Fund Level	$202,508	$237,808
Institutional	—	—
Investor A	1,581	2,848
Class K	8,574	18,044

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements (unaudited) (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2022, each Fund paid BTC the following amounts for securities lending agent services:

Fund Name	Amounts

Short-Term TIPS Bond Index	$ 809
International Index	69,790

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Trust and the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s and the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: International Index may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

International Index	$185,629,849	$11,556,929	$(3,302,521)

7.	PURCHASES AND SALES

For the six months ended June 30, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

Municipal Bond Index	$34,872,060	$ 43,839,770
Short-Term TIPS Bond Index	77,515,257	12,422,983
International Index	872,292,091	91,816,720

62	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2021, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring

Short-Term TIPS Bond Index	$68,856
International Index	949,177,340

As of June 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Municipal Bond Index	$291,912,097	$1,212,198	$(10,031,331)	$(8,819,133)
Short-Term TIPS Bond Index	180,990,490	70,955	(5,238,252)	(5,167,297)
International Index	7,043,113,515	1,336,515,093	(973,040,520)	363,474,573

9. BANK BORROWINGS

The Trust and the Corporation, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are each a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Short-Term TIPS Bond Index and International Index may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

The Manager uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. The Manager does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by the Manager.

Market Risk: Municipal Bond Index and Short-Term TIPS Bond Index may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Municipal Bond Index and Short-Term TIPS Bond Indexmay also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements (unaudited) (continued)

municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on

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Notes to Financial Statements (unaudited) (continued)

February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/22		Year Ended 12/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Municipal Bond Index
Institutional
Shares sold	3,606,771	$40,221,879	650,586	$7,957,426
Shares issued in reinvestment of distributions	26,547	297,332	18,813	229,880
Shares redeemed	(2,315,283)	(25,441,385)	(197,401)	(2,412,656)

	1,318,035	$15,077,826	471,998	$5,774,650

Investor A
Shares sold	208,157	$2,318,286	245,063	$3,009,149
Shares issued in reinvestment of distributions	18,858	213,829	39,449	482,182
Shares redeemed	(347,048)	(3,856,875)	(262,213)	(3,206,037)

	(120,033)	$(1,324,760)	22,299	$285,294

Investor P
Shares sold	284,156	$3,257,427	1,203,054	$14,753,952
Shares issued in reinvestment of distributions	275,316	3,120,487	584,095	7,139,511
Shares redeemed	(2,618,030)	(29,448,147)	(3,476,299)	(42,540,620)

	(2,058,558)	$(23,070,233)	(1,689,150)	$(20,647,157)

Class K
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—

	—	$—	—	$—

	(860,556)	$(9,317,167)	(1,194,853)	$(14,587,213)

	Six Months Ended 06/30/22		Year Ended 12/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Short-Term TIPS Bond Index
Institutional
Shares sold	5,367,821	$54,621,147	305,714	$3,176,102
Shares issued in reinvestment of distributions	129,997	1,310,587	69,714	725,448
Shares redeemed	(738,173)	(7,485,426)	(245,716)	(2,546,137)

	4,759,645	$48,446,308	129,712	$1,355,413

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 06/30/22		Year Ended 12/31/21

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Short-Term TIPS Bond Index (continued)
Investor A
Shares sold	163,862	$1,665,889	171,246	$1,784,237
Shares issued in reinvestment of distributions	6,119	62,188	5,235	54,679
Shares redeemed	(94,604)	(972,780)	(135,842)	(1,420,598)

	75,377	$755,297	40,639	$418,318

Class K
Shares sold	3,955,722	$40,117,326	5,666,442	$59,144,353
Shares issued in reinvestment of distributions	296,601	3,012,289	273,883	2,860,402
Shares redeemed	(2,144,755)	(21,768,746)	(1,808,850)	(18,874,083)

	2,107,568	$21,360,869	4,131,475	$43,130,672

	6,942,590	$70,562,474	4,301,826	$44,904,403

	Six Months Ended 06/30/22		Year Ended 12/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

International Index
Institutional
Shares sold	21,565,163	$303,670,642	23,127,179	$364,411,891
Shares issued in reinvestment of distributions	71,415	1,133,347	1,891,131	29,454,601
Shares redeemed	(12,364,534)	(173,309,800)	(26,665,328)	(423,071,784)

	9,272,044	$131,494,189	(1,647,018)	$(29,205,292)

Investor A
Shares sold	5,271,448	$75,458,685	8,903,542	$138,961,412
Shares issued in reinvestment of distributions	17,184	270,822	655,384	10,142,811
Shares redeemed	(3,834,801)	(54,557,832)	(9,224,259)	(144,389,967)

	1,453,831	$21,171,675	334,667	$4,714,256

Investor P
Shares sold	236,083	$3,345,605	605,499	$9,492,012
Shares issued in reinvestment of distributions	13,406	210,481	270,934	4,177,007
Shares redeemed	(558,976)	(7,932,049)	(1,179,110)	(18,358,506)

	(309,487)	$(4,375,963)	(302,677)	$(4,689,487)

Class K
Shares sold	79,837,059	$1,160,703,672	136,820,358	$2,164,004,055
Shares issued in reinvestment of distributions	533,785	8,476,495	12,681,596	197,623,368
Shares redeemed	(45,699,988)	(654,599,493)	(62,785,698)	(984,062,396)

	34,670,856	$514,580,674	86,716,256	$1,377,565,027

	45,087,244	$662,870,575	85,101,228	$1,348,384,504

	Six Months Ended 06/30/22		Year Ended 12/31/21

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Small Cap Index
Institutional
Shares sold	3,594,933	$81,748,690	8,680,716	$240,094,727
Shares issued in reinvestment of distributions	—	—	1,322,710	33,755,049
Shares redeemed	(4,908,814)	(109,014,995)	(5,088,628)	(138,990,726)

	(1,313,881)	$(27,266,305)	4,914,798	$134,859,050

Investor A
Shares sold	1,587,232	$36,239,311	3,401,943	$94,188,064
Shares issued in reinvestment of distributions	—	—	640,818	16,377,948
Shares redeemed	(1,486,318)	(33,846,856)	(5,267,709)	(146,988,976)

	100,914	$2,392,455	(1,224,948)	$(36,422,964)

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Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 06/30/22		Year Ended 12/31/21

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Small Cap Index (continued)
Investor P
Shares sold	529,450	$12,131,731	1,120,863	$30,459,520
Shares issued in reinvestment of distributions	—	—	968,853	24,668,150
Shares redeemed	(879,157)	(19,759,267)	(1,935,582)	(52,802,385)

	(349,707)	$(7,627,536)	154,134	$2,325,285

Class K
Shares sold	17,406,787	$390,777,127	27,344,333	$747,541,231
Shares issued in reinvestment of distributions	—	—	6,339,905	162,274,538
Shares redeemed	(15,147,261)	(341,263,447)	(20,752,569)	(567,308,604)

	2,259,526	$49,513,680	12,931,669	$342,507,165

	696,852	$17,012,294	16,775,653	$443,268,536

As of June 30, 2022, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, were as follows:

Fund Name	Institutional	Investor A	Class K	Total

Short-Term TIPS Bond Index	5,000	5,000	90,000	100,000

As of June 30, 2022, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Investor P	Class K	Total

Municipal Bond Index	8,707	871	871	8,707	19,156
International Index	—	—	14,420	—	14,420
Small Cap Index	—	—	9,191	—	9,191

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Series Portfolio Information as of June 30, 2022	Master Small Cap Index Series

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

iShares Russell 2000 ETF	1.1%
Biohaven Pharmaceutical Holding Co. Ltd.	0.4
Shockwave Medical, Inc.	0.3
Chart Industries, Inc.	0.3
Halozyme Therapeutics, Inc.	0.3
Sailpoint Technologies Holdings, Inc.	0.3
SouthState Corp.	0.3
Southwest Gas Holdings, Inc.	0.2
STAG Industrial, Inc.	0.2
Agree Realty Corp.	0.2

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Health Care	16.5%
Financials	16.5
Industrials	14.7
Information Technology	13.3
Consumer Discretionary	9.8
Real Estate	7.2
Energy	5.4
Materials	4.0
Consumer Staples	3.7
Utilities	3.5
Communication Services	2.8
Investment Companies	1.1
Short-Term Securities	10.7
Liabilities in Excess of Other Assets	(9.2)

(a)	Excludes short-term securities.
(b)

For Master Small Cap Index Series (the “Master Portfolio”) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

68	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Advertising Agencies — 0.3%
Advantage Solutions, Inc.(a)(b)	120,652	$458,478
Audacy, Inc.(a)	245,324	231,144
Boston Omaha Corp., Class A(a)(b)	31,949	659,747
Cardlytics, Inc.(a)	50,637	1,129,711
Chimera Investment Corp.	377,569	3,330,159
Clear Channel Outdoor Holdings, Inc.(a)	565,492	605,076
QuinStreet, Inc.(a)	87,270	877,936
Thryv Holdings, Inc.(a)	39,263	879,099
Viad Corp.(a)	31,036	856,904

		9,028,254

Aerospace — 0.7%
AAR Corp.(a)	53,006	2,217,771
Aerojet Rocketdyne Holdings, Inc.(a)	122,636	4,979,022
AeroVironment, Inc.(a)	36,384	2,990,765
AerSale Corp.(a)	24,568	356,482
Archer Aviation, Inc., Class A(a)(b)	192,347	592,429
Astronics Corp.(a)	39,911	405,895
Cadre Holdings, Inc.	25,517	501,919
Ducommun, Inc.(a)	17,380	748,035
Kaman Corp.	45,550	1,423,437
Kratos Defense & Security Solutions, Inc.(a)	190,937	2,650,205
Macerich Co.	341,484	2,974,326
Moog, Inc., Class A	44,952	3,568,739
Triumph Group, Inc.(a)	106,593	1,416,621

		24,825,646

Aerospace & Defense(a) — 0.1%
Astra Space, Inc.(b)	222,300	288,990
Momentus, Inc.(b)	84,216	181,906
Redwire Corp.(b)	29,894	90,878
Rocket Lab USA, Inc.	329,454	1,248,631
Terran Orbital Corp.(b)	36,999	169,455
Virgin Galactic Holdings, Inc.(b)	352,648	2,122,941

		4,102,801

Agriculture, Fishing & Ranching — 0.4%
Alico, Inc.	9,684	345,041
Andersons, Inc.	50,303	1,659,496
Calavo Growers, Inc.	26,356	1,099,572
Cal-Maine Foods, Inc.	58,580	2,894,438
Fresh Del Monte Produce, Inc.	47,149	1,392,310
GrowGeneration Corp.(a)(b)	85,028	305,251
Sanderson Farms, Inc.	33,200	7,155,596

		14,851,704

Air Transport(a) — 0.5%
Air Transport Services Group, Inc.(b)	91,261	2,621,929
Allegiant Travel Co.	24,641	2,786,651
Atlas Air Worldwide Holdings, Inc.	43,276	2,670,562
Frontier Group Holdings, Inc.(b)	52,782	494,567
Hawaiian Holdings, Inc.(b)	78,984	1,130,261
SkyWest, Inc.	77,117	1,638,736
Spirit Airlines, Inc.(b)	168,453	4,015,919
Sun Country Airlines Holdings, Inc.(b)	50,296	922,429

		16,281,054

Airlines(a) — 0.1%
Blade Air Mobility, Inc.	86,708	386,718
Diversey Holdings Ltd.	120,736	796,857

Security	Shares	Value

Airlines (continued)
Wheels Up Experience, Inc.	245,907	$479,519
WM Technology, Inc.	110,879	364,792

		2,027,886

Alternative Energy(a) — 0.3%
Aemetis, Inc.(b)	41,410	203,323
Alto Ingredients, Inc.(b)	108,006	400,702
Ameresco, Inc., Class A	50,097	2,282,419
Centrus Energy Corp., Class A	15,863	392,609
Green Brick Partners, Inc.	48,148	942,256
Green Plains, Inc.	51,340	1,394,908
Infrastructure & Energy Alternatives, Inc.(b)	43,682	350,767
REX American Resources Corp.	9,311	789,573
Sunnova Energy International, Inc.(b)	153,401	2,827,181

		9,583,738

Aluminum — 0.2%
Arconic Corp.(a)	163,473	4,585,418
Century Aluminum Co.(a)	90,079	663,882
Kaiser Aluminum Corp.	24,468	1,935,174

		7,184,474

Asset Management & Custodian — 0.9%
Artisan Partners Asset Management, Inc., Class A	94,670	3,367,412
Assetmark Financial Holdings, Inc.(a)	33,420	627,293
B. Riley Financial, Inc.	31,577	1,334,128
Brightsphere Investment Group, Inc.	50,739	913,809
Cohen & Steers, Inc.	39,824	2,532,408
Cowen, Inc., Class A	41,932	993,369
Diamond Hill Investment Group, Inc.	5,156	895,288
Federated Hermes, Inc.	135,654	4,312,441
Focus Financial Partners, Inc., Class A(a)(b)	89,633	3,052,900
GAMCO Investors, Inc., Class A	8,691	181,642
GCM Grosvenor, Inc., Class A	81,314	557,001
Hamilton Lane, Inc., Class A	56,033	3,764,297
Open Lending Corp., Class A(a)(b)	162,581	1,663,204
Oppenheimer Holdings, Inc., Class A	17,474	577,341
PJT Partners, Inc., Class A(b)	38,306	2,692,146
Pzena Investment Management, Inc., Class A	27,206	179,287
Sculptor Capital Management, Inc.	40,728	340,079
Silvercrest Asset Management Group, Inc., Class A	15,320	251,401
StepStone Group, Inc., Class A	81,440	2,119,883
Virtus Investment Partners, Inc.	11,022	1,884,982
WisdomTree Investments, Inc.	213,451	1,082,197

		33,322,508

Auto Components(a) — 0.1%
Holley, Inc.	79,441	834,130
Luminar Technologies, Inc.(b)	368,857	2,187,322
Solid Power, Inc.	87,702	471,837

		3,493,289

Auto Parts — 1.1%
Adient PLC(a)(b)	146,681	4,346,158
American Axle & Manufacturing Holdings, Inc.(a)	175,917	1,324,655
Canoo, Inc.(a)(b)	162,997	301,545
CarParts.com, Inc.(a)	75,443	523,574
Dana, Inc.	199,468	2,806,515
Dorman Products, Inc.(a)	40,717	4,467,062
Fisker, Inc.(a)(b)	251,153	2,152,381
Fox Factory Holding Corp.(a)	65,543	5,278,833
Gentherm, Inc.(a)	51,181	3,194,206
Lordstown Motors Corp., Class A(a)(b)	247,430	390,939
Meritor, Inc.(a)	108,536	3,943,113

S E R I E S S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Auto Parts (continued)
Standard Motor Products, Inc.	31,826	$1,431,852
Stoneridge, Inc.(a)	41,200	706,580
Tenneco, Inc., Class A(a)	127,510	2,188,072
Visteon Corp.(a)	42,983	4,452,179
Workhorse Group, Inc.(a)(b)	240,450	625,170
XPEL, Inc.(a)(b)	33,271	1,528,137

		39,660,971

Auto Services — 0.1%
Goodyear Tire & Rubber Co.(a)(b)	433,557	4,643,395

Automobiles(a) — 0.0%
Cenntro Electric Group Ltd.	284,366	429,393
Faraday Future Intelligent Electric, Inc.(b)	153,440	398,944

		828,337

Back Office Support, HR & Consulting — 1.7%
ASGN, Inc.(a)	77,528	6,996,902
Atlas Technical Consultants, Inc.(a)	22,742	119,623
Barrett Business Services, Inc.	11,581	843,907
CBIZ, Inc.(a)	75,916	3,033,603
Conduent, Inc.(a)	279,499	1,207,436
CRA International, Inc.	11,283	1,007,798
DHI Group, Inc.(a)	66,059	328,313
ExlService Holdings, Inc.(a)(b)	50,032	7,371,214
Forrester Research, Inc.(a)	17,200	822,848
Hackett Group, Inc.	41,755	792,092
Heidrick & Struggles International, Inc.	32,727	1,059,046
Huron Consulting Group, Inc.(a)	32,489	2,111,460
ICF International, Inc.	28,512	2,708,640
Insperity, Inc.	56,063	5,596,769
Kelly Services, Inc., Class A	55,322	1,097,035
Kforce, Inc.	31,339	1,922,334
Korn Ferry	82,772	4,802,431
Liquidity Services, Inc.(a)(b)	40,547	544,952
Maximus, Inc.	94,909	5,932,762
NV5 Global, Inc.(a)	21,478	2,507,342
PFSweb, Inc.(a)	25,521	300,127
Resources Connection, Inc.	47,818	974,053
Target Hospitality Corp.(a)	42,167	240,774
TriNet Group, Inc.(a)(b)	57,856	4,490,783
TrueBlue, Inc.(a)	54,613	977,573
TTEC Holdings, Inc.	28,806	1,955,639

		59,745,456

Banks — 0.0%
John Marshall Bancorp, Inc.	17,604	396,794
USCB Financial Holdings, Inc.(a)	16,653	192,176

		588,970

Banks: Diversified — 8.7%
1st Source Corp.	24,914	1,131,096
ACNB Corp.	13,052	387,514
Allegiance Bancshares, Inc.	29,187	1,102,101
Ambac Financial Group, Inc.(a)	71,434	810,776
Amerant Bancorp, Inc.(b)	44,106	1,240,261
American National Bankshares, Inc.	17,212	595,707
Ameris Bancorp	102,221	4,107,240
Arrow Financial Corp.	22,514	716,170
Associated Banc-Corp.	230,563	4,210,080
Atlantic Union Bankshares Corp.	115,719	3,925,188
BancFirst Corp.	30,375	2,907,191
Banco Latinoamericano de Comercio Exterior SA, Class E	48,028	637,332

Security	Shares	Value

Banks: Diversified (continued)
Bancorp, Inc.(a)	79,613	$1,554,046
Bank First Corp.	10,024	759,919
Bank of Marin Bancorp	23,715	753,663
Bank of NT Butterfield & Son Ltd.	76,813	2,395,797
Bankwell Financial Group, Inc.	8,704	270,259
Banner Corp.	52,372	2,943,830
Bar Harbor Bankshares	21,850	565,041
BayCom Corp.	19,853	410,560
BCB Bancorp, Inc.	22,202	378,100
Blue Ridge Bankshares, Inc.	24,462	374,758
Bridgewater Bancshares, Inc.(a)	35,112	566,708
Business First Bancshares, Inc.	32,707	696,986
Byline Bancorp, Inc.	37,978	903,876
Cadence Bank	216,339	5,079,640
Cambridge Bancorp	10,129	837,668
Camden National Corp.	22,228	979,143
Capital Bancorp, Inc.	13,728	297,898
Capital City Bank Group, Inc.	21,636	603,428
Capitol Federal Financial, Inc.	198,169	1,819,191
Capstar Financial Holdings, Inc.	29,693	582,577
Carter Bankshares, Inc.(a)	40,569	535,511
Cathay General Bancorp	111,257	4,355,712
CBTX, Inc.	27,954	743,297
Central Pacific Financial Corp.	36,134	775,074
Citizens & Northern Corp.	21,059	508,996
City Holding Co.	22,792	1,820,625
Civista Bancshares, Inc.	24,583	522,635
CNB Financial Corp.	23,280	563,143
Coastal Financial Corp.(a)(b)	14,905	568,179
Colony Bankcorp, Inc.	25,286	381,566
Columbia Banking System, Inc.	111,572	3,196,538
Columbia Financial, Inc.(a)(b)	53,451	1,165,766
Community Bank System, Inc.	80,268	5,079,359
Community Trust Bancorp, Inc.	23,599	954,344
ConnectOne Bancorp, Inc.	57,348	1,402,159
CrossFirst Bankshares, Inc.(a)	70,864	935,405
Customers Bancorp, Inc.(a)	46,841	1,587,910
CVB Financial Corp.	200,407	4,972,098
Eagle Bancorp, Inc.	47,681	2,260,556
Eastern Bankshares, Inc.	248,516	4,587,605
Enterprise Bancorp, Inc.	13,849	445,799
Enterprise Financial Services Corp.	55,798	2,315,617
Equity Bancshares, Inc., Class A	23,735	692,113
Esquire Financial Holdings, Inc.	10,697	356,210
Farmers & Merchants Bancorp, Inc./Archbold	18,711	621,018
Farmers National Banc Corp.	47,912	718,680
FB Financial Corp.	56,004	2,196,477
Financial Institutions, Inc.	25,109	653,336
First BanCorp	304,953	3,936,943
First Bancorp, Inc.	16,608	500,399
First Bancorp/Southern Pines NC	51,199	1,786,845
First Bancshares, Inc.	32,134	919,032
First Bank	24,595	343,838
First Busey Corp.	77,953	1,781,226
First Business Financial Services, Inc.	12,390	386,444
First Commonwealth Financial Corp.	139,403	1,870,788
First Community Bankshares, Inc.	25,204	741,250
First Financial Bancorp	141,314	2,741,492
First Financial Bankshares, Inc.	200,820	7,886,201
First Financial Corp.	19,730	877,985
First Foundation, Inc.	76,970	1,576,346
First Guaranty Bancshares, Inc.	9,370	227,785

70	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks: Diversified (continued)
First Internet Bancorp	14,564	$536,246
First Interstate BancSystem, Inc., Class A	144,771	5,517,223
First Merchants Corp.	88,446	3,150,447
First Mid Bancshares, Inc.	28,793	1,027,046
First of Long Island Corp.	35,860	628,626
First Western Financial, Inc.(a)	12,197	331,636
Five Star Bancorp	18,591	491,174
Flagstar Bancorp, Inc.	78,762	2,792,113
Fulton Financial Corp.	242,459	3,503,533
FVCBankcorp, Inc.(a)	18,457	347,545
German American Bancorp, Inc.	42,776	1,462,084
Glacier Bancorp, Inc.	171,761	8,144,907
Guaranty Bancshares, Inc.	11,719	424,814
Hancock Whitney Corp.	133,187	5,904,180
Hanmi Financial Corp.	35,695	800,996
HarborOne Bancorp, Inc.	70,469	971,768
HBT Financial, Inc.	16,051	286,831
Heartland Financial USA, Inc.	65,075	2,703,215
Heritage Commerce Corp.	91,886	982,261
Home BancShares, Inc.	293,821	6,102,662
Hope Bancorp, Inc.	162,875	2,254,190
Horizon Bancorp, Inc.	66,840	1,164,353
Independent Bank Corp.	100,408	6,060,953
Independent Bank Group, Inc.	56,783	3,856,134
International Bancshares Corp.	84,054	3,368,884
Lakeland Bancorp, Inc.	96,583	1,412,043
Lakeland Financial Corp.	36,651	2,434,359
Live Oak Bancshares, Inc.(b)	50,582	1,714,224
Luther Burbank Corp.	24,183	315,588
Macatawa Bank Corp.	45,179	399,382
Mercantile Bank Corp.	22,520	719,514
Merchants Bancorp	24,586	557,365
Metrocity Bankshares, Inc.	28,203	572,803
Metropolitan Bank Holding Corp.(a)	16,821	1,167,714
Mid Penn Bancorp, Inc.	21,141	570,173
Midland States Bancorp, Inc.	37,198	894,240
MVB Financial Corp.	19,046	592,521
National Bank Holdings Corp., Class A	42,117	1,611,818
NBT Bancorp, Inc.	64,164	2,411,925
Nicolet Bankshares, Inc.(a)(b)	18,988	1,373,592
Northeast Bank	10,382	379,254
OFG Bancorp	72,565	1,843,151
Old National Bancorp	453,165	6,702,310
Old Second Bancorp, Inc.	65,448	875,694
Origin Bancorp, Inc.	34,381	1,333,983
Orrstown Financial Services, Inc.	17,730	428,534
Pacific Premier Bancorp, Inc.	121,865	3,563,333
Park National Corp.	22,171	2,688,234
Parke Bancorp, Inc.	15,614	327,269
PCB Bancorp	17,977	335,810
PCSB Financial Corp.	19,932	380,502
Peapack-Gladstone Financial Corp.	27,658	821,443
Peoples Bancorp, Inc.	42,982	1,143,321
Peoples Financial Services Corp.	10,739	599,666
Pioneer Bancorp, Inc.(a)	20,117	197,147
Preferred Bank/Los Angeles CA	13,047	887,457
Primis Financial Corp.	32,511	443,125
Professional Holding Corp., Class A(a)	19,973	400,459
Provident Financial Services, Inc.	114,022	2,538,130
QCR Holdings, Inc.	25,501	1,376,799
RBB Bancorp	24,489	506,188
Red River Bancshares, Inc.	7,783	420,905

Security	Shares	Value

Banks: Diversified (continued)
Renasant Corp.	83,410	$2,403,042
Republic Bancorp, Inc., Class A	14,686	708,600
Republic First Bancorp, Inc.(a)(b)	69,664	265,420
S&T Bancorp, Inc.	52,403	1,437,414
Sandy Spring Bancorp, Inc.(b)	68,408	2,672,701
Seacoast Banking Corp. of Florida	84,458	2,790,492
ServisFirst Bancshares, Inc.	77,517	6,117,642
Shore Bancshares, Inc.	27,489	508,547
Sierra Bancorp	23,052	500,920
Silvergate Capital Corp., Class A(a)(b)	48,429	2,592,404
Simmons First National Corp., Class A	184,109	3,914,157
SmartFinancial, Inc.	24,063	581,362
South Plains Financial, Inc.	17,062	411,877
Southern First Bancshares, Inc.(a)	11,833	515,800
Southside Bancshares, Inc.	48,411	1,811,540
SouthState Corp.	115,856	8,938,290
Stock Yards Bancorp, Inc.	44,236	2,646,198
Summit Financial Group, Inc.	19,115	531,015
Texas Capital Bancshares, Inc.(a)	78,569	4,135,872
Third Coast Bancshares, Inc.(a)	19,738	432,262
Tompkins Financial Corp.	21,708	1,565,147
Towne Bank	104,054	2,825,066
Trico Bancshares	48,908	2,232,161
Triumph Bancorp, Inc.(a)(b)	37,756	2,362,015
TrustCo Bank Corp.	29,053	895,995
Trustmark Corp.	95,350	2,783,266
UMB Financial Corp.	68,033	5,857,641
United Bankshares, Inc.	204,719	7,179,495
United Community Banks, Inc.	162,050	4,892,289
Unity Bancorp, Inc.	10,876	287,996
Univest Financial Corp.	45,724	1,163,219
Valley National Bancorp	665,659	6,929,510
Veritex Holdings, Inc.	73,782	2,158,861
Washington Trust Bancorp, Inc.	26,664	1,289,738
WesBanco, Inc.	90,202	2,860,305
West BanCorp., Inc.	26,795	652,190
Westamerica BanCorp	39,711	2,210,314

		314,850,605

Banks: Savings, Thrift & Mortgage Lending — 1.0%
Amalgamated Financial Corp.	20,899	413,382
Axos Financial, Inc.(a)	88,555	3,174,697
Banc of California, Inc.	84,946	1,496,748
BankUnited, Inc.	124,680	4,434,868
Berkshire Hills Bancorp, Inc.	64,541	1,598,681
Brookline Bancorp, Inc.	112,560	1,498,174
Finance Of America Cos., Inc., Class A(a)(b)	31,141	48,891
Flushing Financial Corp.	44,460	945,220
Great Southern Bancorp, Inc.	14,812	867,391
Greene County Bancorp, Inc.	5,231	236,912
Heritage Financial Corp.	53,775	1,352,979
Hingham Institution for Savings	2,201	624,578
Home Bancorp, Inc.	12,224	417,205
Home Point Capital, Inc.(b)	7,506	29,423
HomeStreet, Inc.	25,459	882,663
Kearny Financial Corp.	100,559	1,117,210
Ladder Capital Corp.	175,009	1,844,595
Northfield Bancorp, Inc.	70,851	923,188
Northwest Bancshares, Inc.	184,801	2,365,453
OceanFirst Financial Corp.	89,689	1,715,751
Premier Financial Corp.	55,824	1,415,138
Provident Bancorp, Inc.	29,959	470,356
Southern Missouri Bancorp, Inc.	12,070	546,288

S E R I E S S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks: Savings, Thrift & Mortgage Lending (continued)
Sterling Bancorp, Inc.(a)	26,451	$150,771
Washington Federal, Inc.	100,131	3,005,933
Waterstone Financial, Inc.	35,208	600,296
WSFS Financial Corp.	96,852	3,882,797

		36,059,588

Beverage: Soft Drinks — 0.5%
Celsius Holdings, Inc.(a)	85,934	5,608,053
Coca-Cola Consolidated, Inc.	7,257	4,092,222
Duckhorn Portfolio, Inc.(a)	54,933	1,156,889
National Beverage Corp.	36,484	1,785,527
Primo Water Corp.	243,466	3,257,575
Vintage Wine Estates, Inc.(a)	50,032	393,252

		16,293,518

Biotechnology — 6.8%
2seventy bio, Inc.(a)	57,758	762,406
4D Molecular Therapeutics, Inc.(a)	42,274	295,073
Aadi Bioscience, Inc.(a)	22,370	275,598
Adagio Therapeutics, Inc.(a)	93,715	307,385
Adicet Bio, Inc.(a)	39,904	582,598
ADMA Biologics, Inc.(a)	287,117	568,492
Aduro Biotech, Inc.(c)	21,953	55,738
Aerovate Therapeutics, Inc.(a)	16,245	253,909
Affimed NV(a)	219,692	608,547
Agenus, Inc.(a)	417,275	809,513
Agios Pharmaceuticals, Inc.(a)	88,761	1,967,831
Akero Therapeutics, Inc.(a)	40,670	384,332
Albireo Pharma, Inc.(a)	25,915	514,672
Alector, Inc.(a)(b)	102,968	1,046,155
Allogene Therapeutics, Inc.(a)(b)	123,118	1,403,545
Allovir, Inc.(a)	44,294	172,747
Alpine Immune Sciences, Inc.(a)	19,884	169,213
ALX Oncology Holdings, Inc.(a)(b)	26,983	218,292
Amicus Therapeutics, Inc.(a)(b)	424,579	4,559,978
Amylyx Pharmaceuticals, Inc.(a)	17,788	342,597
AnaptysBio, Inc.(a)(b)	29,368	596,170
Anavex Life Sciences Corp.(a)	103,178	1,032,812
ANI Pharmaceuticals, Inc.(a)	17,293	513,083
Apellis Pharmaceuticals, Inc.(a)(b)	140,469	6,352,008
Arbutus Biopharma Corp.(a)(b)	159,186	431,394
Arcellx, Inc.(a)	20,575	371,996
Arcturus Therapeutics Holdings, Inc.(a)	32,372	509,535
Arcus Biosciences, Inc.(a)	79,345	2,010,602
Arcutis Biotherapeutics, Inc.(a)(b)	54,111	1,153,105
Arvinas, Inc.(a)(b)	76,017	3,199,556
Atara Biotherapeutics, Inc.(a)	133,883	1,042,949
Aura Biosciences, Inc.(a)(b)	28,310	401,153
Aurinia Pharmaceuticals, Inc.(a)(b)	207,238	2,082,742
Avid Bioservices, Inc.(a)(b)	101,013	1,541,458
Avidity Biosciences, Inc.(a)(b)	75,527	1,097,407
Beam Therapeutics, Inc.(a)	98,187	3,800,819
BioCryst Pharmaceuticals, Inc.(a)	292,429	3,093,899
Biohaven Pharmaceutical Holding Co. Ltd.(a)	96,675	14,086,514
Bioventus, Inc., Class A(a)	43,168	294,406
Bioxcel Therapeutics, Inc.(a)(b)	25,925	342,210
Bluebird Bio, Inc.(a)(b)	110,525	457,573
Blueprint Medicines Corp.(a)	93,041	4,699,501
Bridgebio Pharma, Inc.(a)	164,180	1,490,754
C4 Therapeutics, Inc.(a)	59,958	452,083
Caribou Biosciences, Inc.(a)	86,274	468,468
Castle Biosciences, Inc.(a)(b)	36,904	810,043
Catalyst Pharmaceuticals, Inc.(a)	150,582	1,055,580

Security	Shares	Value

Biotechnology (continued)
Celldex Therapeutics, Inc.(a)(b)	71,809	$1,935,971
Celularity, Inc.(a)(b)	24,073	81,848
Century Therapeutics, Inc.(a)	25,597	215,015
Cerevel Therapeutics Holdings, Inc.(a)(b)	83,954	2,219,744
ChemoCentryx, Inc.(a)	97,635	2,419,395
Chinook Therapeutics, Inc.(a)(b)	70,009	1,224,457
CinCor Pharma, Inc.(a)(b)	21,147	398,409
Clovis Oncology, Inc.(b)	159,722	287,500
Codexis, Inc.(a)	103,138	1,078,823
Cogent Biosciences, Inc.(a)	72,315	652,281
Coherus Biosciences, Inc.(a)	113,788	823,825
Collegium Pharmaceutical, Inc.(a)	52,481	929,963
Crinetics Pharmaceuticals, Inc.(a)	81,614	1,522,101
CTI BioPharma Corp.(a)(b)	143,097	854,289
Cullinan Oncology, Inc.(a)(b)	46,066	590,566
Cytokinetics, Inc.(a)	126,055	4,952,701
Day One Biopharmaceuticals, Inc.(a)	41,322	739,664
Deciphera Pharmaceuticals, Inc.(a)	69,596	915,187
Denali Therapeutics, Inc.(a)	152,215	4,479,687
Design Therapeutics, Inc.(a)	52,345	732,830
Douglas Elliman, Inc.	129,868	622,068
Dynavax Technologies Corp.(a)	182,830	2,301,830
Dyne Therapeutics, Inc.(a)	44,808	307,831
Editas Medicine, Inc.(a)	106,153	1,255,790
Eiger Biopharmaceuticals, Inc.(a)	63,298	398,777
Emergent BioSolutions, Inc.(a)	79,999	2,483,169
Enochian Biosciences, Inc.(a)(b)	30,528	58,919
EQRx, Inc.(a)(b)	211,243	990,730
Erasca, Inc.(a)(b)	105,853	589,601
EyePoint Pharmaceuticals, Inc.(a)	42,891	337,552
Fate Therapeutics, Inc.(a)	131,452	3,257,381
FibroGen, Inc.(a)	134,015	1,415,198
Foghorn Therapeutics, Inc.(a)(b)	32,469	441,578
Forma Therapeutics Holdings, Inc.(a)	52,861	364,212
Fulcrum Therapeutics, Inc.(a)	41,003	200,915
Generation Bio Co.(a)	72,200	473,632
Geron Corp.(a)(b)	510,811	791,757
Global Blood Therapeutics, Inc.(a)	96,282	3,076,210
Gossamer Bio, Inc.(a)(b)	95,141	796,330
GreenLight Biosciences Holdings PBC(a)(b)	21,693	47,942
Gtx, Inc.(a)(b)(c)	944	968
Halozyme Therapeutics, Inc.(a)	209,660	9,225,040
Heron Therapeutics, Inc.(a)(b)	142,674	398,060
HilleVax, Inc.(a)	20,021	218,830
Humacyte, Inc.(a)	27,262	87,511
Icosavax, Inc.(a)	38,731	221,929
Ideaya Biosciences, Inc.(a)	51,566	711,611
IGM Biosciences, Inc.(a)(b)	14,052	253,358
Imago Biosciences, Inc.(a)(b)	40,651	544,317
ImmunityBio, Inc.(a)(b)	108,929	405,216
ImmunoGen, Inc.(a)	334,518	1,505,331
Immunovant, Inc.(a)	64,437	251,304
Inhibrx, Inc.(a)	42,881	486,699
Inovio Pharmaceuticals, Inc.(a)(b)	324,638	561,624
Insmed, Inc.(a)	187,711	3,701,661
Instil Bio, Inc.(a)(b)	107,503	496,664
Intellia Therapeutics, Inc.(a)	116,497	6,029,885
Intercept Pharmaceuticals, Inc.(a)(b)	38,914	537,402
Invitae Corp.(a)(b)	355,628	867,732
Iovance Biotherapeutics, Inc.(a)	232,936	2,571,613
iTeos Therapeutics, Inc.(a)	36,349	748,789
IVERIC bio, Inc.(a)	189,837	1,826,232

72	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Janux Therapeutics, Inc.(a)(b)	26,062	$318,217
Jounce Therapeutics, Inc.(a)	52,063	157,751
KalVista Pharmaceuticals, Inc.(a)(b)	33,923	333,802
Karuna Therapeutics, Inc.(a)	40,611	5,137,698
Karyopharm Therapeutics, Inc.(a)(b)	114,566	516,693
Keros Therapeutics, Inc.(a)	24,533	677,847
Kezar Life Sciences, Inc.(a)	62,342	515,568
Kiniksa Pharmaceuticals Ltd., Class A(a)	44,646	432,620
Kinnate Biopharma, Inc.(a)(b)	43,331	546,404
Kodiak Sciences, Inc.(a)	52,484	400,978
Kronos Bio, Inc.(a)(b)	58,058	211,331
Krystal Biotech, Inc.(a)(b)	33,262	2,183,983
Kura Oncology, Inc.(a)	98,720	1,809,538
Kymera Therapeutics, Inc.(a)(b)	56,376	1,110,043
Lexicon Pharmaceuticals, Inc.(a)(b)	102,558	190,758
Ligand Pharmaceuticals, Inc.(a)	23,362	2,084,358
Lyell Immunopharma, Inc.(a)(b)	267,300	1,742,796
MacroGenics, Inc.(a)	93,307	275,256
Madrigal Pharmaceuticals, Inc.(a)(b)	19,846	1,420,577
MannKind Corp.(a)(b)	407,890	1,554,061
MaxCyte, Inc.(a)	134,417	635,792
MeiraGTx Holdings PLC(a)	45,301	342,929
Mersana Therapeutics, Inc.(a)	135,384	625,474
MiMedx Group, Inc.(a)(b)	174,043	603,929
Mirum Pharmaceuticals, Inc.(a)(b)	24,545	477,646
Monte Rosa Therapeutics, Inc.(a)(b)	44,992	435,073
Morphic Holding, Inc.(a)	39,756	862,705
Myriad Genetics, Inc.(a)	127,719	2,320,654
Nautilus Biotechnology, Inc.(a)	73,637	198,084
NGM Biopharmaceuticals, Inc.(a)	60,572	776,533
Nkarta, Inc.(a)(b)	50,082	617,010
Nurix Therapeutics, Inc.(a)	68,495	867,832
Nuvalent, Inc., Class A(a)(b)	37,993	515,185
Ocugen, Inc.(a)(b)	330,673	750,628
OPKO Health, Inc.(a)	625,169	1,581,678
Outlook Therapeutics, Inc.(a)(b)	186,570	190,301
Pacific Biosciences of California, Inc.(a)	348,970	1,542,447
Pardes Biosciences, Inc.(a)(b)	43,775	134,389
PepGen, Inc.(a)	12,873	127,829
Phathom Pharmaceuticals, Inc.(a)(b)	32,762	276,511
PMV Pharmaceuticals, Inc.(a)	56,897	810,782
Point Biopharma Global, Inc.(a)	114,407	779,112
Praxis Precision Medicines, Inc.(a)(b)	52,779	129,309
Precigen, Inc.(a)(b)	144,839	194,084
Prometheus Biosciences, Inc.(a)(b)	45,212	1,276,335
Protagonist Therapeutics, Inc.(a)	69,238	547,673
Prothena Corp. PLC(a)	54,806	1,487,983
Provention Bio, Inc.(a)	89,270	357,080
PTC Therapeutics, Inc.(a)	108,528	4,347,632
Quantum-Si, Inc.(a)	141,106	327,366
RadNet, Inc.(a)	75,625	1,306,800
Rallybio Corp.(a)	19,313	145,813
RAPT Therapeutics, Inc.(a)	40,168	733,066
Recursion Pharmaceuticals, Inc., Class A(a)(b)	208,902	1,700,462
REGENXBIO, Inc.(a)	64,747	1,599,251
Relay Therapeutics, Inc.(a)(b)	118,187	1,979,632
Relmada Therapeutics, Inc.(a)(b)	42,476	806,619
Replimune Group, Inc.(a)	47,471	829,793
Revolution Medicines, Inc.(a)	97,891	1,907,896
Rigel Pharmaceuticals, Inc.(a)(b)	256,348	289,673
Rocket Pharmaceuticals, Inc.(a)(b)	63,947	879,911
Sage Therapeutics, Inc.(a)	80,476	2,599,375

Security	Shares	Value

Biotechnology (continued)
Sana Biotechnology, Inc.(a)(b)	136,097	$875,104
Sangamo Therapeutics, Inc.(a)(b)	182,613	756,018
Science 37 Holdings, Inc.(a)	96,182	193,326
Seres Therapeutics, Inc.(a)	111,300	381,759
Sierra Oncology, Inc.(a)	22,883	1,258,336
Singular Genomics Systems, Inc.(a)(b)	73,930	282,413
SomaLogic, Inc.(a)	231,196	1,045,006
Sorrento Therapeutics, Inc.(a)(b)	587,373	1,180,620
SpringWorks Therapeutics, Inc.(a)(b)	53,635	1,320,494
Stoke Therapeutics, Inc.(a)	29,955	395,706
Sutro Biopharma, Inc.(a)	65,442	340,953
Talaris Therapeutics, Inc.(a)	32,454	146,368
Tango Therapeutics, Inc.(a)	72,045	326,364
Tenaya Therapeutics, Inc.(a)	47,185	265,652
Travere Therapeutics, Inc.(a)	96,832	2,346,239
Tricida, Inc.(a)(b)	51,440	497,939
Turning Point Therapeutics, Inc.(a)	70,715	5,321,304
Twist Bioscience Corp.(a)(b)	86,716	3,031,591
Tyra Biosciences, Inc.(a)(b)	19,668	140,626
Vanda Pharmaceuticals, Inc.(a)	84,608	922,227
Vaxart, Inc.(a)(b)	187,570	656,495
Vaxcyte, Inc.(a)(b)	81,435	1,772,026
VBI Vaccines, Inc.(a)	310,101	250,717
Vera Therapeutics, Inc.(a)	25,861	351,968
Veracyte, Inc.(a)	109,671	2,182,453
Vericel Corp.(a)	76,786	1,933,471
Verve Therapeutics, Inc.(a)(b)	57,337	876,109
Vir Biotechnology, Inc.(a)	112,028	2,853,353
Viridian Therapeutics, Inc.(a)	39,868	461,273
VistaGen Therapeutics, Inc.(a)(b)	304,040	267,555
Xencor, Inc.(a)	87,185	2,386,253
Y-mAbs Therapeutics, Inc.(a)(b)	53,449	808,683
Zentalis Pharmaceuticals, Inc.(a)	60,200	1,691,620
Zogenix, Inc.(a)(b)	87,311	59,371

		245,721,842

Building Materials — 0.7%
Aspen Aerogels, Inc.(a)(b)	42,309	418,013
BlueLinx Holdings, Inc.(a)(b)	15,560	1,039,564
Caesarstone Ltd.	34,219	312,419
Cornerstone Building Brands, Inc.(a)	97,732	2,393,457
Gibraltar Industries, Inc.(a)	51,157	1,982,334
Griffon Corp.	71,168	1,994,839
Masonite International Corp.(a)	34,844	2,677,064
Patrick Industries, Inc.	33,924	1,758,620
PGT Innovations, Inc.(a)	94,599	1,574,127
Quanex Building Products Corp.	51,784	1,178,086
Simpson Manufacturing Co., Inc.	66,987	6,739,562
Summit Materials, Inc., Class A(a)(b)	183,237	4,267,590

		26,335,675

Building Products — 0.0%
Janus International Group, Inc.(a)(b)	126,186	1,139,460

Building: Climate Control — 0.2%
AAON, Inc.	67,338	3,687,429
Comfort Systems USA, Inc.	54,767	4,553,876
View, Inc.(a)(b)	147,738	239,336

		8,480,641

S E R I E S S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Building: Roofing, Wallboard & Plumbing(a) — 0.2%
Beacon Roofing Supply, Inc.(b)	83,943	$4,311,312
JELD-WEN Holding, Inc.	133,196	1,943,330

		6,254,642

Cable Television Services(a) — 0.1%
AMC Networks, Inc., Class A(b)	45,726	1,331,541
Liberty Latin America Ltd., Class A	59,788	466,347
Liberty Latin America Ltd., Class C	236,327	1,840,987
WideOpenWest, Inc.(b)	87,091	1,585,927

		5,224,802

Capital Markets — 0.0%
Bakkt Holdings, Inc.(a)(b)	87,814	184,410
Manning & Napier, Inc.	24,509	305,627
Perella Weinberg Partners	71,969	419,579
Victory Capital Holdings, Inc., Class A	25,489	614,285

		1,523,901

Casinos & Gambling — 0.4%
Accel Entertainment, Inc.(a)	86,055	913,904
Century Casinos, Inc.(a)	41,366	297,835
Full House Resorts, Inc.(a)(b)	52,068	316,573
Inspired Entertainment, Inc.(a)	34,213	294,574
International Game Technology PLC	153,951	2,857,331
Monarch Casino & Resort, Inc.(a)	20,380	1,195,695
Scientific Games Corp., Class A(a)(b)	153,299	7,203,520

		13,079,432

Cement — 0.0%
Concrete Pumping Holdings, Inc.(a)	40,542	245,685

Chemicals — 0.1%
Perimeter Solutions SA(a)(b)	188,250	2,040,630

Chemicals: Diversified — 0.9%
AdvanSix, Inc.	42,579	1,423,842
American Vanguard Corp.	45,106	1,008,119
Avient Corp.	140,653	5,637,372
Cabot Corp.	85,931	5,481,539
CSW Industrials, Inc.	23,171	2,387,308
Danimer Scientific, Inc.(a)(b)	137,072	625,048
Ecovyst, Inc.	99,317	978,272
GCP Applied Technologies, Inc.(a)	76,899	2,405,401
Hawkins, Inc.	29,814	1,074,198
Ingevity Corp.(a)	60,119	3,795,914
Landec Corp.(a)	42,588	424,602
LSB Industries, Inc.(a)	48,994	679,057
Origin Materials, Inc.(a)	164,373	841,590
PureCycle Technologies, Inc.(a)(b)	164,172	1,218,156
Rayonier Advanced Materials, Inc.(a)	123,679	324,039
Sensient Technologies Corp.	64,819	5,221,819
Valhi, Inc.	2,874	130,307

		33,656,583

Chemicals: Specialty — 0.8%
Amyris, Inc.(a)(b)	305,346	564,890
Balchem Corp.	49,228	6,386,841
FutureFuel Corp.	39,115	284,757
Innospec, Inc.	38,256	3,664,542
Livent Corp.(a)(b)	250,416	5,681,939
Orion Engineered Carbons SA	94,407	1,466,141
Park Aerospace Corp.	31,735	404,939
Quaker Chemical Corp.	20,931	3,129,603

Security	Shares	Value

Chemicals: Specialty (continued)
Stepan Co.	33,720	$3,417,522
Trinseo PLC	55,870	2,148,760
Tronox Holdings PLC, Class A	184,652	3,102,154

		30,252,088

Coal — 0.4%
Arch Resources, Inc.	24,114	3,450,472
CONSOL Energy, Inc.(a)	53,033	2,618,770
Peabody Energy Corp.(a)	181,905	3,880,034
Ramaco Resources, Inc.	34,634	455,437
Warrior Met Coal, Inc.	79,563	2,435,423

		12,840,136

Commercial Banks — 0.1%
Dime Community Bancshares, Inc.	52,420	1,554,253
HomeTrust Bancshares, Inc.	22,705	567,625

		2,121,878

Commercial Finance & Mortgage Companies — 0.3%
Federal Agricultural Mortgage Corp., Class C	14,181	1,384,775
Meta Financial Group, Inc.	43,948	1,699,469
PennyMac Financial Services, Inc.	45,739	1,999,252
RE/MAX Holdings, Inc., Class A	28,201	691,488
Velocity Financial, Inc.(a)	17,616	193,600
Walker & Dunlop, Inc.	47,425	4,568,924

		10,537,508

Commercial Services & Supplies — 0.1%
ACV Auctions, Inc., Class A(a)	174,207	1,139,314
Aris Water Solution, Inc., Class A	34,149	569,605
Information Services Group, Inc.	54,901	371,131
Li-Cycle Holdings Corp.(a)(b)	204,335	1,405,825
National Research Corp.	22,023	843,040

		4,328,915

Commercial Services: Rental & Leasing — 0.7%
GATX Corp.	55,875	5,261,190
GMS, Inc.(a)	68,715	3,057,817
H&E Equipment Services, Inc.	49,841	1,443,894
Herc Holdings, Inc.	39,725	3,581,209
McGrath RentCorp.	37,435	2,845,060
NOW, Inc.(a)	170,417	1,666,678
Rush Enterprises, Inc., Class B	10,246	508,304
Triton International Ltd.	98,317	5,176,390

		23,540,542

Commercial Vehicles & Parts — 0.2%
Blue Bird Corp.(a)(b)	27,405	252,400
Miller Industries, Inc.	22,022	499,239
Modine Manufacturing Co.(a)	78,803	829,796
Motorcar Parts of America, Inc.(a)	27,475	360,472
REV Group, Inc.	63,088	685,766
Rush Enterprises, Inc., Class A	65,400	3,152,280
Shyft Group, Inc.	54,202	1,007,615
Wabash National Corp.	76,060	1,032,895

		7,820,463

Communications Equipment(a) — 0.1%
CommScope Holding Co., Inc.	316,886	1,939,342
Ondas Holdings, Inc.(b)	52,809	284,641

		2,223,983

Communications Technology — 0.7%
908 Devices, Inc.(a)(b)	35,127	723,265

74	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Technology (continued)
AdTheorent Holding Co., Inc.(a)	24,774	$76,552
ADTRAN, Inc.	74,884	1,312,716
Anterix, Inc.(a)	17,795	730,841
Avaya Holdings Corp.(a)(b)	128,969	288,891
Aviat Networks, Inc.(a)	10,089	252,629
Bandwidth, Inc., Class A(a)(b)	40,795	767,762
Calix, Inc.(a)(b)	88,634	3,025,965
Casa Systems, Inc.(a)(b)	46,447	182,537
Comtech Telecommunications Corp.	41,372	375,244
Digi International, Inc.(a)	54,244	1,313,790
DZS, Inc.(a)	27,899	453,917
EchoStar Corp., Class A(a)	54,488	1,051,618
Extreme Networks, Inc.(a)	197,485	1,761,566
Harmonic, Inc.(a)	138,913	1,204,376
Infinera Corp.(a)(b)	285,642	1,531,041
Inseego Corp.(a)(b)	129,668	245,072
InterDigital, Inc.	47,758	2,903,686
Maxar Technologies, Inc.	112,362	2,931,525
NeoPhotonics Corp.(a)	81,225	1,277,669
NETGEAR, Inc.(a)	45,468	842,067
Ooma, Inc.(a)	33,106	391,975
Plantronics, Inc.(a)	65,352	2,593,167
Ribbon Communications, Inc.(a)	110,086	334,661

		26,572,532

Computer Services Software & Systems — 6.0%
A10 Networks, Inc.(b)	101,831	1,464,330
ACI Worldwide, Inc.(a)	176,960	4,581,494
Alarm.com Holdings, Inc.(a)	75,408	4,664,739
Alkami Technology, Inc.(a)(b)	55,411	769,659
Altair Engineering, Inc., Class A(a)(b)	80,301	4,215,802
American Software, Inc., Class A	49,522	800,275
Appfolio, Inc., Class A(a)	29,679	2,690,104
Appian Corp.(a)(b)	63,624	3,013,233
Asana, Inc., Class A(a)(b)	113,782	2,000,288
Aterian, Inc.(a)(b)	94,084	203,221
Avid Technology, Inc.(a)	58,207	1,510,472
Benefitfocus, Inc.(a)	38,318	298,114
BigCommerce Holdings, Inc., Series-1(a)(b)	99,084	1,605,161
Blackbaud, Inc.(a)(b)	71,763	4,167,277
Blackline, Inc.(a)(b)	86,049	5,730,863
Blucora, Inc.(a)	75,056	1,385,534
Box, Inc., Class A(a)	199,465	5,014,550
Brightcove, Inc.(a)	64,907	410,212
BTRS Holdings, Inc., Class 1(a)(b)	143,417	714,217
Cargurus, Inc.(a)	157,684	3,388,629
Cerence, Inc.(a)	62,394	1,574,201
Cleanspark, Inc.(a)(b)	64,568	253,107
CommVault Systems, Inc.(a)	68,788	4,326,765
Covetrus, Inc.(a)	167,370	3,472,927
CSG Systems International, Inc.	49,462	2,951,892
Digimarc Corp.(a)(b)	19,392	274,203
Digital Turbine, Inc.(a)	145,692	2,545,239
DigitalOcean Holdings, Inc.(a)(b)	117,910	4,876,758
Domo, Inc., Class B(a)	47,121	1,309,964
E2open Parent Holdings, Inc.(a)(b)	307,802	2,394,700
Ebix, Inc.	41,582	702,736
Edgio, Inc.(a)(b)	191,256	441,801
Envestnet, Inc.(a)(b)	83,050	4,382,548
ePlus, Inc.(a)	40,889	2,172,024
Eventbrite, Inc., Class A(a)	117,888	1,210,710
Everbridge, Inc.(a)	61,158	1,705,697
EverQuote, Inc., Class A(a)	31,499	278,451

Security	Shares	Value

Computer Services Software & Systems (continued)
Evolent Health, Inc., Class A(a)(b)	127,758	$3,923,448
fuboTV, Inc.(a)(b)	275,217	679,786
Grid Dynamics Holdings, Inc.(a)(b)	75,385	1,267,976
Groupon, Inc.(a)(b)	36,579	413,343
GTY Technology Holdings, Inc.(a)	63,024	394,530
LivePerson, Inc.(a)	108,267	1,530,895
LiveRamp Holdings, Inc.(a)	103,637	2,674,871
Magnite, Inc.(a)(b)	202,207	1,795,598
ManTech International Corp., Class A	46,191	4,408,931
Marathon Digital Holdings, Inc.(a)(b)	157,476	840,922
MicroStrategy, Inc., Class A(a)(b)	14,947	2,455,792
Mitek Systems, Inc.(a)	66,630	615,661
Momentive Global, Inc.(a)	204,631	1,800,753
Multiplan Corp.(a)(b)	583,797	3,205,045
NetScout Systems, Inc.(a)(b)	109,039	3,690,970
ON24, Inc.(a)	64,269	609,913
OneSpan, Inc.(a)	62,164	739,752
Ouster, Inc.(a)(b)	198,829	322,103
PagerDuty, Inc.(a)(b)	133,896	3,317,943
PAR Technology Corp.(a)(b)	41,122	1,541,664
Parsons Corp.(a)(b)	51,980	2,101,032
Paya Holdings, Inc.(a)	130,042	854,376
PDF Solutions, Inc.(a)	50,975	1,096,472
Perficient, Inc.(a)	52,792	4,840,498
Ping Identity Holding Corp.(a)(b)	119,412	2,166,134
Progress Software Corp.	68,203	3,089,596
PROS Holdings, Inc.(a)	65,507	1,718,249
Q2 Holdings, Inc.(a)(b)	87,859	3,388,722
Rackspace Technology, Inc.(a)(b)	83,256	596,945
Rapid7, Inc.(a)(b)	90,078	6,017,210
Red Violet, Inc.(a)	14,638	278,707
Rimini Street, Inc.(a)	67,974	408,524
Riot Blockchain, Inc.(a)(b)	184,780	774,228
Sailpoint Technologies Holdings, Inc.(a)	143,886	9,018,774
Sapiens International Corp. NV	47,477	1,148,469
Schrodinger, Inc.(a)	83,376	2,201,960
SecureWorks Corp., Class A(a)	13,813	150,009
ShotSpotter, Inc.(a)(b)	12,012	323,243
Shutterstock, Inc.	38,251	2,192,165
Simulations Plus, Inc.	25,926	1,278,930
Sprout Social, Inc., Class A(a)(b)	72,070	4,185,105
SPS Commerce, Inc.(a)	56,034	6,334,644
Sumo Logic, Inc.(a)	139,331	1,043,589
TechTarget, Inc.(a)	42,176	2,771,807
Telos Corp.(a)	83,227	672,474
Tenable Holdings, Inc.(a)(b)	169,842	7,712,525
Tucows, Inc., Class A(a)(b)	15,374	684,297
Unisys Corp.(a)(b)	109,986	1,323,132
Upland Software, Inc.(a)	45,169	655,854
Upwork, Inc.(a)	189,908	3,927,297
Varonis Systems, Inc.(a)	170,105	4,987,479
Verint Systems, Inc.(a)	98,308	4,163,344
Veritone, Inc.(a)(b)	43,307	282,795
Verra Mobility Corp.(a)(b)	225,781	3,547,019
Viant Technology, Inc., Class A(a)	18,892	95,971
Workiva, Inc.(a)	73,664	4,861,087
Yelp, Inc.(a)(b)	106,259	2,950,812
Yext, Inc.(a)(b)	179,229	856,715
Zuora, Inc., Class A(a)	174,424	1,561,095

		215,993,077

Computer Technology — 0.6%
3D Systems Corp.(a)	204,502	1,983,670

S E R I E S S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Computer Technology (continued)
Cantaloupe, Inc.(a)	91,146	$510,418
Corsair Gaming, Inc.(a)(b)	59,194	777,217
Diebold Nixdorf, Inc.(a)	112,326	254,980
Identiv, Inc.(a)	33,764	390,987
Impinj, Inc.(a)	32,475	1,905,308
Insight Enterprises, Inc.(a)	48,521	4,186,392
PC Connection, Inc.	19,046	838,976
Super Micro Computer, Inc.(a)	71,301	2,876,995
Synaptics, Inc.(a)	61,294	7,235,757

		20,960,700

Construction — 0.4%
Construction Partners, Inc., Class A(a)(b)	62,282	1,304,185
EMCOR Group, Inc.	78,321	8,063,930
Granite Construction, Inc.	71,369	2,079,693
Great Lakes Dredge & Dock Corp.(a)(b)	99,354	1,302,531
Primoris Services Corp.	81,957	1,783,384
Sterling Infrastructure, Inc.(a)	43,324	949,662
Tutor Perini Corp.(a)	66,361	582,650

		16,066,035

Consumer Electronics(a) — 0.1%
Sonos, Inc.	197,185	3,557,218
Universal Electronics, Inc.	20,123	514,545
Vuzix Corp.(b)	88,923	631,353

		4,703,116

Consumer Finance(a) — 0.0%
Consumer Portfolio Services, Inc.	22,108	226,607
Moneylion, Inc.	223,276	294,724
NerdWallet, Inc., Class A	39,578	313,853
OppFi, Inc.(b)	20,875	68,679
Sunlight Financial Holdings, Inc.(b)	37,549	110,770

		1,014,633

Consumer Lending — 0.5%
Curo Group Holdings Corp.	32,093	177,474
Encore Capital Group, Inc.(a)	37,126	2,144,769
Enova International, Inc.(a)	49,189	1,417,627
Ezcorp, Inc., Class A(a)	77,791	584,210
LendingTree, Inc.(a)	16,206	710,147
Marcus & Millichap, Inc.	38,106	1,409,541
MoneyGram International, Inc.(a)(b)	140,221	1,402,210
Navient Corp.	179,457	2,510,603
Nelnet, Inc., Class A	23,068	1,966,547
Oportun Financial Corp.(a)	42,970	355,362
PRA Group, Inc.(a)(b)	61,313	2,229,341
PROG Holdings, Inc.(a)	83,641	1,380,077
Regional Management Corp.	11,998	448,365
World Acceptance Corp.(a)	7,288	818,005

		17,554,278

Consumer Services: Miscellaneous — 0.3%
Cars.com, Inc.(a)	106,705	1,006,228
Chuy’s Holdings, Inc.(a)	34,654	690,308
FirstCash Holdings, Inc.	59,638	4,145,437
Franchise Group, Inc.	42,545	1,492,053
KAR Auction Services, Inc.(a)(b)	186,289	2,751,489
Udemy, Inc.(a)(b)	111,483	1,138,242
WW International, Inc.(a)(b)	95,970	613,248

		11,837,005

Containers & Packaging — 0.3%
Cryptyde, Inc.(a)	28,356	57,562
Greif, Inc., Class A	41,192	2,569,557

Security	Shares	Value

Containers & Packaging (continued)
Greif, Inc., Class B	8,326	$518,626
Myers Industries, Inc.	55,683	1,265,675
O-I Glass, Inc.(a)	240,484	3,366,776
Pactiv Evergreen, Inc.	66,982	667,141
Ranpak Holdings Corp.(a)	58,888	412,216
UFP Technologies, Inc.(a)	12,226	972,823
Veritiv Corp.(a)	23,054	2,502,512

		12,332,888

Cosmetics — 0.1%
elf Beauty, Inc.(a)	74,801	2,294,894
Inter Parfums, Inc.	28,829	2,106,247

		4,401,141

Diversified Consumer Services(a) — 0.2%
Beachbody Co., Inc.(b)	161,696	194,035
Duolingo, Inc.(b)	36,372	3,184,369
Frontdoor, Inc.	127,898	3,079,784
Nerdy, Inc.	83,730	178,345
Rover Group, Inc.	143,270	538,695

		7,175,228

Diversified Financial Services — 0.8%
Alerus Financial Corp.	21,917	521,844
Associated Capital Group, Inc., Class A	3,113	111,539
Cannae Holdings, Inc.(a)	116,756	2,258,061
Compass Diversified Holdings	93,601	2,004,933
European Wax Center, Inc., Class A	32,665	575,557
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	131,676	4,985,253
Houlihan Lokey, Inc.	78,806	6,220,158
Jackson Financial, Inc., Class A	116,695	3,121,591
MBIA, Inc.(a)	82,203	1,015,207
MidWestOne Financial Group, Inc.	22,466	667,689
Moelis & Co., Class A	99,636	3,920,677
Piper Sandler Cos.,	27,134	3,075,910
StoneMor, Inc.(a)	58,858	201,294
SWK Holdings Corp.(a)	5,499	96,068
Tiptree, Inc.	37,480	398,038

		29,173,819

Diversified Manufacturing Operations — 0.4%
Barnes Group, Inc.	76,593	2,385,106
Custom Truck One Source, Inc.(a)	91,141	510,389
Enerpac Tool Group Corp.	93,945	1,786,834
Federal Signal Corp.	92,298	3,285,809
Harsco Corp.(a)	134,542	956,593
Luxfer Holdings PLC	43,897	663,723
OSI Systems, Inc.(a)	24,748	2,114,469
PowerSchool Holdings, Inc., Class A(a)(b)	74,778	901,075
Standex International Corp.	18,442	1,563,513
TriMas Corp.	67,790	1,877,105

		16,044,616

Diversified Materials & Processing — 0.3%
Belden, Inc.(b)	67,805	3,611,972
Encore Wire Corp.	29,419	3,057,223
Insteel Industries, Inc.	28,920	973,736
Koppers Holdings, Inc.	33,469	757,738
NL Industries, Inc.	9,941	98,118
Tredegar Corp.	40,253	402,530
Uranium Energy Corp.(a)	419,680	1,292,614

		10,193,931

76	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Media — 0.0%
EW Scripps Co., Class A(a)	95,024	$1,184,949

Diversified Retail — 0.3%
Big Lots, Inc.	43,289	907,770
Dillard’s, Inc., Class A	6,655	1,467,893
Duluth Holdings, Inc., Class B(a)(b)	21,183	202,086
Global Industrial Co.	19,069	643,960
Overstock.com, Inc.(a)	65,804	1,645,758
Porch Group, Inc.(a)(b)	117,164	299,940
PriceSmart, Inc.	38,017	2,723,158
Revolve Group, Inc.(a)(b)	63,092	1,634,714
Stitch Fix, Inc., Class A(a)	136,997	676,765
Winmark Corp.	4,401	860,704

		11,062,748

Diversified Telecommunication Services(a)(b) — 0.0%
Charge Enterprises, Inc.	167,060	796,876
Starry Group Holdings, Inc., Class A	36,743	151,381

		948,257

Drug & Grocery Store Chains — 0.3%
Ingles Markets, Inc., Class A	22,803	1,978,160
PetMed Express, Inc.	31,341	623,686
Rite Aid Corp.(a)(b)	86,181	580,860
Sprouts Farmers Market, Inc.(a)	169,553	4,293,082
Village Super Market, Inc., Class A	13,818	315,188
Weis Markets, Inc.	25,394	1,892,869

		9,683,845

Education Services — 0.7%
2U, Inc.(a)	124,028	1,298,573
Adtalem Global Education, Inc.(a)	69,327	2,493,692
American Public Education, Inc.(a)	30,013	485,010
Chegg, Inc.(a)	192,188	3,609,291
Coursera, Inc.(a)	174,229	2,470,567
Franklin Covey Co.(a)	19,637	906,837
Graham Holdings Co., Class B	5,962	3,379,500
HealthStream, Inc.(a)	39,677	861,388
Laureate Education, Inc., Class A	175,106	2,025,976
Perdoceo Education Corp.(a)	107,930	1,271,415
Strategic Education, Inc.	35,545	2,508,766
Stride, Inc.(a)	62,718	2,558,267
Universal Technical Institute, Inc.(a)	50,051	356,864

		24,226,146

Electrical Equipment(a) — 0.2%
Energy Vault Holdings, Inc.(b)	38,876	389,538
Enovix Corp.(b)	168,073	1,497,531
ESS Tech, Inc.(b)	124,621	350,185
Fluence Energy, Inc.(b)	55,506	526,197
Heliogen, Inc.	29,548	62,346
NuScale Power Corp.	26,490	264,635
Shoals Technologies Group, Inc., Class A	172,811	2,847,925

		5,938,357

Electronic Components — 0.8%
AEye, Inc.(a)	40,809	77,945
Array Technologies, Inc.(a)(b)	232,948	2,564,757
Methode Electronics, Inc.	56,016	2,074,833
MicroVision, Inc.(a)(b)	255,803	982,284
Novanta, Inc.(a)(b)	54,887	6,656,146
Rogers Corp.(a)	28,989	7,597,727
Sanmina Corp.(a)	92,753	3,777,830

Security	Shares	Value

Electronic Components (continued)
ScanSource, Inc.(a)	38,392	$1,195,527
Stem, Inc.(a)(b)	222,663	1,594,267
TTM Technologies, Inc.(a)	156,577	1,957,212
Velodyne Lidar, Inc.(a)	298,311	284,947

		28,763,475

Electronic Entertainment — 0.0%
Turtle Beach Corp.(a)	23,215	283,920
Via Renewables, Inc.	18,805	144,046

		427,966

Electronic Equipment, Instruments & Components(a) — 0.1%
Evolv Technologies Holdings, Inc.(b)	129,862	345,433
Focus Universal, Inc.(b)	27,347	312,303
Lightwave Logic, Inc.(b)	172,695	1,129,425
Mirion Technologies, Inc.	211,643	1,219,064
SmartRent, Inc.(b)	183,845	830,979

		3,837,204

Electronics(a) — 0.2%
Agilysys, Inc.	30,224	1,428,688
Integer Holdings Corp.	50,906	3,597,018
iRobot Corp.	41,474	1,524,170
nLight, Inc.	66,953	684,260

		7,234,136

Energy Equipment — 0.8%
API Group Corp.(a)	319,482	4,782,646
Arcosa, Inc.	74,848	3,475,193
Bloom Energy Corp., Class A(a)(b)	251,581	4,151,086
Diamond Offshore Drilling, Inc.(a)	154,323	908,962
Expro Group Holdings NV(a)(b)	119,775	1,379,808
FuelCell Energy, Inc.(a)(b)	570,807	2,140,526
Matador Resources Co.(b)	173,927	8,103,259
SunPower Corp.(a)(b)	130,866	2,068,991
TPI Composites, Inc.(a)(b)	56,407	705,088

		27,715,559

Energy Equipment & Services(a) — 0.2%
Borr Drilling Ltd.	207,621	957,133
Noble Corp.	58,133	1,473,672
Valaris Ltd.	94,127	3,975,924
Weatherford International PLC	109,207	2,311,912

		8,718,641

Engineering & Contracting Services — 0.6%
Argan, Inc.	21,646	807,829
Dycom Industries, Inc.(a)	44,619	4,151,352
Exponent, Inc.	79,652	7,285,768
Fluor Corp.(a)(b)	219,926	5,352,999
IES Holdings, Inc.(a)	13,540	408,502
MYR Group, Inc.(a)	25,419	2,240,176
NETSTREIT Corp.	74,357	1,403,116
VSE Corp	19,091	717,440
Willdan Group, Inc.(a)	16,539	456,146

		22,823,328

Entertainment(a) — 0.2%
Cinemark Holdings, Inc.(b)	168,383	2,529,113
Golden Entertainment, Inc.	31,593	1,249,503
IMAX Corp.(b)	75,837	1,280,887
Lions Gate Entertainment Corp., Class A	94,339	878,296
Lions Gate Entertainment Corp., Class B(b)	188,357	1,663,192
Playstudios, Inc.(b)	122,426	523,983

S E R I E S S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment (continued)
Redbox Entertainment, Inc.(b)	10,112	$74,829
Reservoir Media, Inc.	31,600	206,032
Skillz, Inc.(b)	472,153	585,470

		8,991,305

Environmental, Maintenance, & Security Service — 0.5%
ABM Industries, Inc.	103,596	4,498,139
BrightView Holdings, Inc.(a)	73,301	879,612
Brink’s Co.	71,706	4,353,271
Healthcare Services Group, Inc.	116,964	2,036,343
IBEX Holdings Ltd.(a)	10,191	171,922
Montrose Environmental Group, Inc.(a)(b)	40,922	1,381,527
SP Plus Corp.(a)	38,522	1,183,396
UniFirst Corp.	23,132	3,982,868
Vivint Smart Home, Inc.(a)(b)	145,713	507,081

		18,994,159

Financial Data & Systems — 0.5%
Atlanticus Holdings Corp.(a)	7,396	260,117
Cass Information Systems, Inc.	22,211	750,732
Donnelley Financial Solutions, Inc.(a)	45,889	1,344,089
Everi Holdings, Inc.(a)	132,674	2,163,913
EVERTEC, Inc.	92,861	3,424,714
Evo Payments, Inc., Class A(a)	73,529	1,729,402
Green Dot Corp., Class A(a)	73,475	1,844,957
I3 Verticals, Inc., Class A(a)(b)	33,540	839,171
International Money Express, Inc.(a)	49,070	1,004,463
LendingClub Corp.(a)	163,364	1,909,725
Priority Technology Holdings, Inc.(a)	27,679	91,341
Repay Holdings Corp.(a)(b)	135,364	1,739,427
Value Line, Inc.	1,578	104,227

		17,206,278

Food & Staples Retailing — 0.0%
Natural Grocers by Vitamin Cottage, Inc.	14,822	236,411

Food Products(a) — 0.2%
Benson Hill, Inc.(b)	264,502	724,735
Beyond Meat, Inc.(b)	94,861	2,270,972
BRC, Inc.(b)	39,661	323,634
Hain Celestial Group, Inc.	116,178	2,758,066
Local Bounti Corp.	28,966	92,112
SunOpta, Inc.	150,885	1,173,885

		7,343,404

Foods — 1.1%
AppHarvest, Inc.(a)(b)	106,445	371,493
B&G Foods, Inc.	103,718	2,466,414
Chefs’ Warehouse, Inc.(a)	51,713	2,011,118
HF Foods Group, Inc.(a)(b)	54,160	282,715
Hostess Brands, Inc.(a)	213,041	4,518,600
J & J Snack Foods Corp.(b)	23,587	3,294,160
John B Sanfilippo & Son, Inc.	13,521	980,137
Lancaster Colony Corp.	30,042	3,868,809
Medifast, Inc.	17,560	3,169,756
Mission Produce, Inc.(a)	62,162	885,808
Nature’s Sunshine Products, Inc.(a)	19,301	205,942
Seneca Foods Corp., Class A(a)	9,206	511,301
Simply Good Foods Co.(a)	139,143	5,255,431
Sovos Brands, Inc.(a)	44,186	701,232
SpartanNash Co.	55,174	1,664,600
Tattooed Chef, Inc.(a)(b)	72,463	456,517
Tootsie Roll Industries, Inc.	24,880	879,508
TreeHouse Foods, Inc.(a)	78,583	3,286,341

Security	Shares	Value

Foods (continued)
United Natural Foods, Inc.(a)(b)	92,303	$3,636,738
Utz Brands, Inc.	101,535	1,403,214
Vita Coco Co., Inc.(a)(b)	43,072	421,675
Vital Farms, Inc.(a)	46,325	405,344
Whole Earth Brands, Inc.(a)	54,847	340,051

		41,016,904

Forest Products — 0.3%
Boise Cascade Co.	61,039	3,631,210
UFP Industries, Inc.	93,858	6,395,484

		10,026,694

Forms & Bulk Printing Services — 0.1%
Deluxe Corp.	65,820	1,426,320
Ennis, Inc.	39,632	801,755
Quad/Graphics, Inc.(a)	53,805	147,964

		2,376,039

Fruit & Grain Processing — 0.1%
MGP Ingredients, Inc.	21,688	2,170,752

Funeral Parlors & Cemeteries — 0.2%
Carriage Services, Inc.	20,795	824,522
Hillenbrand, Inc.	112,218	4,596,449
Matthews International Corp., Class A	47,220	1,353,797

		6,774,768

Gas Pipeline — 0.1%
Equitrans Midstream Corp.	650,004	4,134,025
Kinetik Holdings, Inc., Class A	25,582	873,370
NextDecade Corp.(a)	47,768	212,090

		5,219,485

Glass — 0.0%
Apogee Enterprises, Inc.	34,330	1,346,423

Gold(a) — 0.1%
Coeur Mining, Inc.(b)	427,792	1,300,488
Novagold Resources, Inc.	368,813	1,773,990

		3,074,478

Health Care Equipment & Services(a) — 0.1%
Embecta Corp.	88,615	2,243,732
Figs, Inc., Class A	197,037	1,795,007
TherapeuticsMD, Inc.(b)	1	10

		4,038,749

Health Care Equipment & Supplies(a) — 0.3%
AbCellera Biologics, Inc.	319,935	3,407,308
Adaptive Biotechnologies Corp.(b)	172,238	1,393,405
Inogen, Inc.	35,514	858,729
Nano-X Imaging Ltd.(b)	64,942	733,845
Paragon 28, Inc.(b)	71,234	1,130,484
PROCEPT BioRobotics Corp.(b)	39,552	1,292,955
Vicarious Surgical, Inc.	84,278	247,777
ZimVie, Inc.	32,148	514,689

		9,579,192

Health Care Facilities — 0.6%
Apollo Medical Holdings, Inc.(a)	61,991	2,392,233
Brookdale Senior Living, Inc.(a)(b)	288,907	1,311,638
Ensign Group, Inc.	84,485	6,207,113
Hanger, Inc.(a)	57,173	818,717
Joint Corp.(a)	20,755	317,759
LifeStance Health Group, Inc.(a)(b)	116,143	645,755
National HealthCare Corp.	20,658	1,443,994
RxSight, Inc.(a)	31,137	438,409

78	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Facilities (continued)
Select Medical Holdings Corp.	166,891	$3,941,965
Sight Sciences, Inc.(a)(b)	39,421	354,395
U.S. Physical Therapy, Inc.	19,858	2,168,494

		20,040,472

Health Care Management Services(a) — 0.4%
1Life Healthcare, Inc.(b)	278,595	2,184,185
Computer Programs & Systems, Inc.	21,195	677,604
Hims & Hers Health, Inc.	187,501	849,380
Option Care Health, Inc.	221,958	6,168,213
Progyny, Inc.	115,585	3,357,744

		13,237,126

Health Care Providers & Services(a) — 0.3%
23andMe Holding Co., Class A(b)	265,576	658,629
Cano Health, Inc.	250,112	1,095,491
CareMax, Inc.	92,130	334,432
Clover Health Investments Corp.(b)	589,453	1,261,429
DocGo, Inc.	124,401	888,223
Oncology Institute, Inc.(b)	29,014	146,811
P3 Health Partners, Inc.(b)	39,295	146,177
R1 RCM, Inc.	208,807	4,376,595
Sema4 Holdings Corp.	244,243	307,746

		9,215,533

Health Care Services — 2.0%
Accolade, Inc.(a)(b)	90,566	670,188
Addus HomeCare Corp.(a)(b)	24,967	2,079,252
Agiliti, Inc.(a)(b)	41,905	859,471
AirSculpt Technologies, Inc.(a)(b)	10,949	64,927
Alignment Healthcare, Inc.(a)	133,136	1,519,082
Allscripts Healthcare Solutions, Inc.(a)	176,028	2,610,495
American Well Corp., Class A(a)	354,385	1,530,943
AMN Healthcare Services, Inc.(a)	69,098	7,580,742
ATI Physical Therapy, Inc.(a)	115,575	162,961
Aveanna Healthcare Holdings, Inc.(a)	58,037	131,164
Butterfly Network, Inc.(a)(b)	208,423	639,859
Cara Therapeutics, Inc.(a)	69,817	637,429
Convey Health Solutions Holdings, Inc.(a)	25,022	260,229
CorVel Corp.(a)	13,495	1,987,409
Cross Country Healthcare, Inc.(a)(b)	56,337	1,173,500
Cue Health, Inc.(a)(b)	166,479	532,733
Health Catalyst, Inc.(a)	82,722	1,198,642
HealthEquity, Inc.(a)	128,250	7,873,267
Inari Medical, Inc.(a)(b)	74,538	5,067,839
LHC Group, Inc.(a)	46,081	7,176,655
MEDNAX, Inc.(a)(b)	132,753	2,789,140
ModivCare, Inc.(a)	19,324	1,632,878
NeoGenomics, Inc.(a)	191,853	1,563,602
NextGen Healthcare, Inc.(a)	85,984	1,499,561
Omnicell, Inc.(a)	67,847	7,717,596
OptimizeRx Corp.(a)	26,897	736,709
Pennant Group, Inc.(a)	38,847	497,630
Phibro Animal Health Corp., Class A	31,916	610,553
Phreesia, Inc.(a)	75,877	1,897,684
Privia Health Group, Inc.(a)	69,822	2,033,217
Ryman Hospitality Properties, Inc.(a)	83,150	6,321,894
Sharecare, Inc.(a)(b)	94,806	149,793
Surgery Partners, Inc.(a)	61,302	1,772,854

		72,979,898

Security	Shares	Value

Health Care Technology(a) — 0.0%
Babylon Holdings Ltd., Class A	168,227	$164,492
Nutex Health, Inc.(b)	59,909	193,207

		357,699

Health Care: Miscellaneous(a) — 0.2%
Absci Corp	86,413	286,891
Berkeley Lights, Inc.(b)	86,672	430,760
Medpace Holdings, Inc.	42,561	6,370,105

		7,087,756

Home Building — 0.8%
Beazer Homes USA, Inc.(a)	45,816	552,999
Century Communities, Inc.	46,719	2,100,953
Hovnanian Enterprises, Inc., Class A(a)	8,030	343,604
Installed Building Products, Inc.	38,151	3,172,637
KB Home	123,667	3,519,563
Legacy Housing Corp.(a)	14,089	183,861
LGI Homes, Inc.(a)(b)	32,240	2,801,656
M/I Homes, Inc.(a)	44,796	1,776,609
MDC Holdings, Inc.	88,373	2,855,332
Meritage Homes Corp.(a)	56,119	4,068,628
Taylor Morrison Home Corp.(a)(b)	178,514	4,170,087
Tile Shop Holdings, Inc.	56,219	172,592
Tri Pointe Homes, Inc.(a)	158,641	2,676,274

		28,394,795

Hotel/Motel — 0.2%
Bally’s Corp.(a)	61,588	1,218,211
F45 Training Holdings, Inc.(a)	55,523	218,205
First Watch Restaurant Group, Inc.(a)	18,784	270,865
Krispy Kreme, Inc.(b)	110,969	1,509,178
Marcus Corp.(a)(b)	37,198	549,415
NEOGAMES SA(a)(b)	16,814	225,476
Red Rock Resorts, Inc., Class A	82,429	2,749,832
Xponential Fitness, Inc., Class A(a)	26,204	329,122

		7,070,304

Hotels, Restaurants & Leisure(a) — 0.0%
Bowlero Corp.	60,095	636,406
Inspirato, Inc.	15,913	73,677
Sonder Holdings, Inc.(b)	67,465	70,164
Vacasa, Inc., Class A	63,205	182,030

		962,277

Household Appliances — 0.0%
Landsea Homes Corp.(a)	27,211	181,225
National Presto Industries, Inc.	9,278	609,008
Snap One Holdings Corp.(a)(b)	28,334	259,823
Traeger, Inc.(a)	49,720	211,310

		1,261,366

Household Durables(a) — 0.0%
Dream Finders Homes, Inc., Class A	32,374	344,460
Vizio Holding Corp., Class A	104,832	714,954

		1,059,414

Household Equipment & Products — 0.5%
Central Garden & Pet Co.(a)	15,227	645,929
Central Garden & Pet Co., Class A(a)	63,000	2,520,630
Energizer Holdings, Inc.	103,028	2,920,844
Helen of Troy Ltd.(a)	36,729	5,965,157
Tupperware Brands Corp.(a)	81,265	515,220
Weber, Inc., Class A(b)	41,921	302,250
Zurn Water Solutions Corp.	192,899	5,254,569

		18,124,599

S E R I E S S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Furnishings — 0.2%
American Woodmark Corp.(a)	25,772	$1,159,998
Ethan Allen Interiors, Inc.	34,380	694,820
La-Z-Boy, Inc.	68,852	1,632,481
Lifetime Brands, Inc.	19,521	215,512
Lovesac Co.(a)	22,223	611,132
Purple Innovation, Inc.(a)(b)	87,727	268,445
Sleep Number Corp.(a)(b)	34,652	1,072,479

		5,654,867

Independent Power Producers & Energy Traders(a) — 0.0%
Altus Power, Inc.	64,719	408,377
Montauk Renewables, Inc.(b)	99,497	999,945

		1,408,322

Industrial Conglomerates — 0.0%
Brookfield Business Corp., Class A	40,131	923,414

Insurance — 0.3%
Hippo Holdings, Inc.(a)	393,281	345,537
Lemonade, Inc.(a)(b)	62,204	1,135,845
Marqeta, Inc., Class A(a)(b)	670,773	5,439,969
Mercury General Corp.	41,345	1,831,584
Oscar Health, Inc., Class A(a)	182,516	775,693
Root, Inc., Class A(a)	215,781	256,779

		9,785,407

Insurance: Life — 0.4%
American Equity Investment Life Holding Co.	120,393	4,402,772
Bright Health Group, Inc.(a)(b)	298,230	542,778
CNO Financial Group, Inc.	177,675	3,214,141
National Western Life Group, Inc., Class A	3,506	710,666
Selectquote, Inc.(a)(b)	209,364	519,223
Trean Insurance Group, Inc.(a)	31,544	196,519
Trupanion, Inc.(a)	61,069	3,680,018

		13,266,117

Insurance: Multi-Line — 0.3%
BRP Group, Inc., Class A(a)(b)	90,345	2,181,832
Crawford & Co., Class A	27,856	217,277
eHealth, Inc.(a)	39,271	366,398
Goosehead Insurance, Inc., Class A	28,326	1,293,648
Horace Mann Educators Corp.	63,972	2,455,245
James River Group Holdings Ltd.	48,689	1,206,513
Mr. Cooper Group, Inc.(a)	112,178	4,121,420
SiriusPoint Ltd.(a)	136,544	740,069

		12,582,402

Insurance: Property-Casualty — 1.7%
AMERISAFE, Inc.	29,525	1,535,595
Argo Group International Holdings Ltd.	49,418	1,821,547
Donegal Group, Inc., Class A	27,173	463,300
Employers Holdings, Inc.	42,660	1,787,027
Enstar Group Ltd.(a)	17,870	3,823,823
Essent Group Ltd.	162,822	6,333,776
Genworth Financial, Inc., Class A(a)	761,926	2,689,599
Greenlight Capital Re Ltd., Class A(a)(b)	45,606	352,534
HCI Group, Inc.	11,163	756,405
Hilltop Holdings, Inc.	94,777	2,526,755
Investors Title Co.	2,120	332,607
Kinsale Capital Group, Inc.	33,442	7,679,621
NI Holdings, Inc.(a)	17,790	292,290
NMI Holdings, Inc., Class A(a)	131,072	2,182,349
Palomar Holdings, Inc.(a)(b)	38,388	2,472,187
ProAssurance Corp.	79,587	1,880,641
Radian Group, Inc.	267,745	5,261,189

Security	Shares	Value

Insurance: Property-Casualty (continued)
RLI Corp.	60,333	$7,034,224
Safety Insurance Group, Inc.	21,629	2,100,176
Selective Insurance Group, Inc.	92,211	8,016,824
Stewart Information Services Corp.	40,510	2,015,372
United Fire Group, Inc.	32,225	1,103,062
Universal Insurance Holdings, Inc.	42,660	555,860

		63,016,763

International Trade & Diversified Logistic(a) — 0.1%
CryoPort, Inc.(b)	68,807	2,131,641
Radiant Logistics, Inc.	64,753	480,467
Vectrus, Inc.	17,636	590,101

		3,202,209

Internet & Catalog Retail — 0.1%
BARK, Inc.(a)	79,619	101,912
ContextLogic, Inc., Class A(a)	879,265	1,406,824
Poshmark, Inc., Class A(a)	71,005	717,860
Qurate Retail, Inc., Series A	540,949	1,552,524
RumbleON, Inc., Class B(a)	15,994	235,272
ThredUp, Inc., Class A(a)	90,694	226,735
Vivid Seats, Inc., Class A(b)	38,217	285,481

		4,526,608

Internet Software & Services(a) — 0.2%
1stdibs.com, Inc.	31,303	178,114
aka Brands Holding Corp.(b)	13,206	36,449
ChannelAdvisor Corp.	45,492	663,273
eGain Corp.(b)	34,204	333,489
Flywire Corp.(b)	85,410	1,505,778
Gogo, Inc.	77,285	1,251,244
Lulu’s Fashion Lounge Holdings, Inc.	11,108	120,522
MediaAlpha, Inc., Class A	32,376	318,904
Outbrain, Inc.(b)	61,698	310,341
Quotient Technology, Inc.	131,056	389,236
Remitly Global, Inc.(b)	129,962	995,509
Rent the Runway, Inc., Class A(b)	72,180	221,593
TrueCar, Inc.	150,084	388,717
Xometry, Inc., Class A(b)	52,199	1,771,112

		8,484,281

IT Services — 0.5%
Bread Financial Holdings, Inc.	11,780	436,567
Cerberus Cyber Sentinel Corp.(a)(b)	70,569	254,048
Core Scientific, Inc.(a)	338,085	503,747
Cyxtera Technologies, Inc.(a)	65,769	745,820
Fastly, Inc., Class A(a)(b)	172,391	2,001,459
Joby Aviation, Inc.(a)(b)	388,033	1,905,242
Markforged Holding Corp.(a)	170,127	314,735
Payoneer Global, Inc.(a)	334,476	1,311,146
Paysafe Ltd.(a)	522,484	1,018,844
Sabre Corp.(a)	503,865	2,937,533
SolarWinds Corp.	74,603	764,681
Squarespace, Inc., Class A(a)	48,412	1,012,779
StoneCo Ltd., Class A(a)	428,223	3,297,317

		16,503,918

Leisure Time — 0.8%
Acushnet Holdings Corp.	52,914	2,205,455
AMMO, Inc.(a)(b)	135,985	523,542
Callaway Golf Co.(a)	216,164	4,409,746
Clarus Corp.	41,527	788,598
Hilton Grand Vacations, Inc.(a)	139,100	4,970,043
Johnson Outdoors, Inc., Class A	8,574	524,386
Latham Group, Inc.(a)	66,625	461,711

80	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Time (continued)
Life Time Group Holdings, Inc.(a)(b)	60,906	$784,469
Lindblad Expeditions Holdings, Inc.(a)(b)	48,608	393,725
Madison Square Garden Entertainment Corp.(a)	39,784	2,093,434
OneSpaWorld Holdings Ltd.(a)(b)	102,529	735,133
Portillo’s, Inc., Class A(a)	35,782	585,036
RCI Hospitality Holdings, Inc.	13,678	661,468
SeaWorld Entertainment, Inc.(a)(b)	69,836	3,085,354
Smith & Wesson Brands, Inc.	75,126	986,404
Sturm Ruger & Co., Inc.	26,638	1,695,509
Vista Outdoor, Inc.(a)	86,334	2,408,719

		27,312,732

Luxury Items — 0.1%
Movado Group, Inc.	24,262	750,424
Signet Jewelers Ltd.	72,084	3,853,611
Stagwell, Inc.(a)(b)	120,664	655,205

		5,259,240

Machinery(a) — 0.2%
Berkshire Grey, Inc.	75,406	109,339
Fathom Digital Manufacturing C(b)	15,661	60,765
Hillman Solutions Corp.	207,939	1,796,593
Hyzon Motors, Inc.(b)	135,642	398,787
Lightning eMotors, Inc.	60,481	167,532
Matterport, Inc.(b)	338,221	1,237,889
Microvast Holdings, Inc.(b)	263,449	584,857
Proterra, Inc.	341,599	1,585,019
Sarcos Technology & Robotics Corp.(b)	117,223	311,813
Velo3D, Inc.(b)	87,101	120,199
Xos, Inc.(b)	84,540	155,554

		6,528,347

Machinery: Agricultural — 0.2%
Alamo Group, Inc.	15,433	1,796,864
Integral Ad Science Holding Corp.(a)	58,997	585,840
Lindsay Corp.	17,005	2,258,604
Titan International, Inc.(a)	80,042	1,208,634
Titan Machinery, Inc.(a)	29,884	669,701

		6,519,643

Machinery: Construction & Handling — 0.2%
Astec Industries, Inc.	35,425	1,444,631
Douglas Dynamics, Inc.	35,071	1,007,940
Manitowoc Co., Inc.(a)	53,437	562,692
NACCO Industries, Inc., Class A	6,262	237,330
Terex Corp.	105,310	2,882,335

		6,134,928

Machinery: Industrial — 1.5%
Altra Industrial Motion Corp.	100,444	3,540,651
Applied Industrial Technologies, Inc.	59,146	5,688,071
Chart Industries, Inc.(a)(b)	56,753	9,499,317
Columbus McKinnon Corp.	43,153	1,224,251
Desktop Metal, Inc., Class A(a)	408,504	898,709
DXP Enterprises, Inc.(a)	27,053	828,633
EnPro Industries, Inc.	33,248	2,724,009
Hydrofarm Holdings Group, Inc.(a)	61,249	213,146
Hyliion Holdings Corp.(a)(b)	205,947	663,149
Hyster-Yale Materials Handling, Inc.	15,850	510,687
John Bean Technologies Corp.	49,771	5,495,714
Kadant, Inc.	17,931	3,269,718
Kennametal, Inc.	127,736	2,967,307
Nikola Corp.(a)(b)	451,135	2,147,403
Omega Flex, Inc.	4,937	531,320
Proto Labs, Inc.(a)	42,533	2,034,779

Security	Shares	Value

Machinery: Industrial (continued)
SPX Corp.(a)	68,410	$3,614,784
Tennant Co.	30,330	1,797,052
Welbilt, Inc.(a)	203,190	4,837,954

		52,486,654

Machinery: Specialty — 0.1%
Albany International Corp., Class A	49,195	3,876,074

Manufactured Housing(a) — 0.2%
Cavco Industries, Inc.	14,181	2,779,334
Skyline Champion Corp.	83,631	3,965,782

		6,745,116

Marine — 0.1%
Golden Ocean Group Ltd.	189,674	2,207,805

Media(a) — 0.2%
Arena Group Holdings, Inc.	17,516	157,644
Bumble, Inc., Class A(b)	133,286	3,752,001
Gambling.com Group Ltd.	13,401	105,466
Innovid Corp.	34,725	57,643
Loyalty Ventures, Inc.	30,988	110,627
PubMatic, Inc., Class A(b)	64,467	1,024,381
Urban One, Inc.	31,333	149,197
Vimeo, Inc.	221,186	1,331,540
Vinco Ventures, Inc.(b)	283,558	391,310
ZipRecruiter, Inc., Class A	123,457	1,829,633

		8,909,442

Medical & Dental Instruments & Supplies — 1.8%
Akoya Biosciences, Inc.(a)	22,635	290,860
Alphatec Holdings, Inc.(a)	109,346	715,123
AngioDynamics, Inc.(a)	57,493	1,112,490
Anika Therapeutics, Inc.(a)	22,374	499,388
Artivion, Inc.(a)	63,564	1,200,088
AtriCure, Inc.(a)	72,356	2,956,466
Atrion Corp.	2,173	1,366,513
Avanos Medical, Inc.(a)	75,057	2,052,058
Axogen, Inc.(a)	59,838	490,073
BioLife Solutions, Inc.(a)	52,072	719,114
Cardiovascular Systems, Inc.(a)	61,124	877,741
Cerus Corp.(a)	283,752	1,501,048
Community Health Systems, Inc.(a)	194,545	729,544
CONMED Corp.	43,588	4,173,987
Cutera, Inc.(a)(b)	27,564	1,033,650
LeMaitre Vascular, Inc.	29,168	1,328,602
LivaNova PLC(a)(b)	82,944	5,181,512
Meridian Bioscience, Inc.(a)	66,416	2,020,375
Merit Medical Systems, Inc.(a)	86,357	4,686,594
NanoString Technologies, Inc.(a)	70,295	892,747
Neogen Corp.(a)(b)	167,239	4,028,788
NuVasive, Inc.(a)	82,543	4,057,814
Ocular Therapeutix, Inc.(a)	116,515	468,390
OraSure Technologies, Inc.(a)(b)	111,035	300,905
Organogenesis Holdings, Inc.(a)	106,770	521,038
Orthofix Medical, Inc.(a)	29,924	704,411
OrthoPediatrics Corp.(a)(b)	21,120	911,328
Outset Medical, Inc.(a)	73,059	1,085,657
Owens & Minor, Inc.	114,016	3,585,803
Patterson Cos., Inc.	136,615	4,139,434
Pulmonx Corp.(a)	52,836	777,746
SeaSpine Holdings Corp.(a)	50,511	285,387
Senseonics Holdings, Inc.(a)(b)	670,774	690,897
STAAR Surgical Co.(a)(b)	74,087	5,254,991
Surmodics, Inc.(a)(b)	20,853	776,357

S E R I E S S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Medical & Dental Instruments & Supplies (continued)
TransMedics Group, Inc.(a)(b)	40,514	$1,274,165
Treace Medical Concepts, Inc.(a)	51,757	742,195
Utah Medical Products, Inc.	5,607	481,641
ViewRay, Inc.(a)	235,072	622,941

		64,537,861

Medical Equipment — 1.5%
AdaptHealth Corp.(a)(b)	112,453	2,028,652
Alpha Teknova, Inc.(a)(b)	9,420	79,128
Bionano Genomics, Inc.(a)(b)	457,209	630,948
CareDx, Inc.(a)(b)	78,954	1,695,932
Cytek Biosciences, Inc.(a)	176,403	1,892,804
Glaukos Corp.(a)	70,682	3,210,376
Haemonetics Corp.(a)(b)	80,244	5,230,304
Inspire Medical Systems, Inc.(a)(b)	42,024	7,676,524
iRadimed Corp.	9,949	337,669
iRhythm Technologies, Inc.(a)	46,106	4,980,831
Lantheus Holdings, Inc.(a)(b)	106,807	7,052,466
Natus Medical, Inc.(a)	53,200	1,743,364
Nevro Corp.(a)(b)	53,918	2,363,226
Quanterix Corp.(a)	52,442	849,036
Seer, Inc., Class A(a)(b)	79,697	713,288
Shockwave Medical, Inc.(a)	55,004	10,515,115
SI-BONE, Inc.(a)(b)	51,670	682,044
Silk Road Medical, Inc.(a)(b)	53,316	1,940,169
Tactile Systems Technology, Inc.(a)(b)	28,932	211,204
Varex Imaging Corp.(a)	64,486	1,379,356
Zynex, Inc.(b)	49,113	391,922

		55,604,358

Medical Services(a) — 0.1%
Fulgent Genetics, Inc.	34,903	1,903,261
Innovage Holding Corp.(b)	27,096	118,680
Inotiv, Inc.(b)	26,659	255,926

		2,277,867

Metal Fabricating — 0.6%
CompX International, Inc.	2,464	57,140
Distribution Solutions Group, Inc.(a)	6,868	352,947
DMC Global, Inc.(a)	34,435	620,863
GrafTech International Ltd.	311,866	2,204,893
Haynes International, Inc.	18,971	621,680
MRC Global, Inc.(a)	134,805	1,342,658
Mueller Industries, Inc.	86,449	4,606,867
Mueller Water Products, Inc., Class A	241,555	2,833,440
Northwest Pipe Co.(a)	14,320	428,741
RBC Bearings, Inc.(a)	44,072	8,151,116
Worthington Industries, Inc.	49,155	2,167,735

		23,388,080

Metals & Minerals: Diversified — 0.8%
Alpha Metallurgical Resources, Inc.(b)	27,634	3,568,378
Commercial Metals Co.	186,988	6,189,303
Compass Minerals International, Inc.	52,987	1,875,210
Constellium SE(a)(b)	192,428	2,541,974
Energy Fuels, Inc.(a)(b)	241,062	1,183,614
Hecla Mining Co.	826,319	3,239,171
Hycroft Mining Holding Corp.(a)	233,212	258,865
Intrepid Potash, Inc.(a)(b)	17,202	779,079
Materion Corp.	31,548	2,326,034
Minerals Technologies, Inc.	50,652	3,106,994
PolyMet Mining Corp.(a)	49,605	136,414
Ring Energy, Inc.(a)	133,562	355,275

Security	Shares	Value

Metals & Minerals: Diversified (continued)
SunCoke Energy, Inc.	130,009	$885,361
U.S. Lime & Minerals, Inc.	3,248	342,989
U.S. Silica Holdings, Inc.(a)	119,246	1,361,789

		28,150,450

Mining(a) — 0.1%
5E Advanced Materials, Inc.(b)	49,903	607,819
Dakota Gold Corp.	78,472	262,881
Piedmont Lithium, Inc.(b)	26,827	976,771

		1,847,471

Office Supplies & Equipment — 0.3%
ACCO Brands Corp.	142,709	931,890
Eastman Kodak Co.(a)(b)	88,304	409,731
HNI Corp.	65,258	2,263,800
Kimball International, Inc., Class B	54,723	419,725
MillerKnoll, Inc.	119,377	3,136,034
Pitney Bowes, Inc.	200,937	727,392
Steelcase, Inc., Class A	132,932	1,426,360

		9,314,932

Oil & Gas Producers — 0.3%
Civitas Resources, Inc.	113,943	5,958,079
Crescent Energy Co., Class A(b)	50,398	628,967
HighPeak Energy, Inc.(b)	9,232	236,524
Kosmos Energy Ltd.(a)	711,129	4,401,889

		11,225,459

Oil Well Equipment & Services — 1.1%
Bristow Group, Inc.(a)	40,289	942,763
Cactus, Inc., Class A	91,080	3,667,792
ChampionX Corp.	315,712	6,266,883
Dril-Quip, Inc.(a)(b)	52,686	1,359,299
Helix Energy Solutions Group, Inc.(a)	246,535	764,258
Helmerich & Payne, Inc.	158,842	6,839,736
Liberty Energy, Inc., Class A(a)	220,585	2,814,665
Nabors Industries Ltd.(a)	14,002	1,874,868
National Energy Services Reunited Corp.(a)	55,777	378,168
Newpark Resources, Inc.(a)	161,741	499,780
NexTier Oilfield Solutions, Inc.(a)	268,265	2,551,200
Oceaneering International, Inc.(a)	161,110	1,720,655
Oil States International, Inc.(a)	92,079	499,068
Patterson-UTI Energy, Inc.(b)	331,457	5,223,762
ProPetro Holding Corp.(a)	134,019	1,340,190
RPC, Inc.(a)	116,236	803,191
Select Energy Services, Inc., Class A(a)	110,314	752,341
Solaris Oilfield Infrastructure, Inc., Class A	49,237	535,698
TETRA Technologies, Inc.(a)	192,311	780,783

		39,615,100

Oil, Gas & Consumable Fuels — 0.4%
Archaea Energy, Inc.(a)	92,060	1,429,692
Archrock, Inc.	206,880	1,710,898
Ardmore Shipping Corp.(a)	53,856	375,376
DHT Holdings, Inc.	217,681	1,334,385
Dorian LPG Ltd.	53,970	820,344
Empire Petroleum Corp.(a)(b)	10,462	124,184
Excelerate Energy, Inc., Class A(a)	28,660	570,907
FLEX LNG Ltd.(a)	44,053	1,206,612
Frontline Ltd.(a)	202,519	1,794,318
Gulfport Energy Corp.(a)	18,389	1,462,109
Sitio Royalties Corp.(a)	15,882	368,145

82	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
VAALCO Energy, Inc.	90,309	$626,744
Vertex Energy, Inc.(a)	83,550	878,946

		12,702,660

Oil: Crude Producers — 2.0%
Amplify Energy Corp.(a)	55,108	360,406
Berry Corp.	123,834	943,615
Brigham Minerals, Inc., Class A	78,787	1,940,524
California Resources Corp.	120,890	4,654,265
Callon Petroleum Co.(a)	76,829	3,011,697
Centennial Resource Development, Inc., Class A(a)	317,839	1,900,677
CNX Resources Corp.(a)(b)	297,825	4,902,199
Comstock Resources, Inc.(a)	148,310	1,791,585
CVR Energy, Inc.	45,689	1,530,581
Denbury, Inc.(a)	78,444	4,705,856
Earthstone Energy, Inc., Class A(a)(b)	66,796	911,765
Gevo, Inc.(a)(b)	332,779	782,031
Laredo Petroleum, Inc.(a)	26,370	1,817,948
Magnolia Oil & Gas Corp., Class A	257,801	5,411,243
Murphy Oil Corp.	227,736	6,875,350
Northern Oil & Gas, Inc.	101,739	2,569,927
Oasis Petroleum, Inc.	30,377	3,695,362
ONE Gas, Inc.	83,088	6,745,915
Ranger Oil Corp., Class A(a)	33,033	1,085,795
Riley Exploration Permian, Inc.(b)	18,943	458,042
SandRidge Energy, Inc.(a)	29,842	467,624
SilverBow Resources, Inc.(a)	18,127	514,082
SM Energy Co.	187,145	6,398,487
Talos Energy, Inc.(a)	102,201	1,581,049
Tellurian, Inc.(a)(b)	788,315	2,349,179
Ur-Energy, Inc.(a)(b)	286,744	303,949
W&T Offshore, Inc.(a)	145,832	629,994
Whiting Petroleum Corp.	60,791	4,135,612

		72,474,759

Oil: Refining & Marketing — 0.3%
Clean Energy Fuels Corp.(a)(b)	260,475	1,166,928
Delek U.S. Holdings, Inc.(a)	108,906	2,814,131
Par Pacific Holdings, Inc.(a)	75,551	1,177,840
PBF Energy, Inc., Class A(a)	149,575	4,340,667
World Fuel Services Corp.	100,422	2,054,634

		11,554,200

Paints & Coatings — 0.2%
Chase Corp.	11,777	916,368
HB Fuller Co.	82,008	4,937,702
Kronos Worldwide, Inc.	34,905	642,252

		6,496,322

Paper — 0.1%
Clearwater Paper Corp.(a)(b)	25,092	843,844
Glatfelter Corp.	68,669	472,443
Neenah, Inc.	25,986	887,162
Resolute Forest Products, Inc.(a)	70,995	905,896
Schweitzer-Mauduit International, Inc.	48,958	1,229,825

		4,339,170

Paper & Forest Products — 0.1%
Sylvamo Corp.	54,858	1,792,759

Personal Care — 0.6%
Beauty Health Co.(a)(b)	154,105	1,981,790
BellRing Brands, Inc.(a)	180,163	4,484,257
Edgewell Personal Care Co.	83,072	2,867,646
Honest Co., Inc.(a)	134,033	391,376

Security	Shares	Value

Personal Care (continued)
Nu Skin Enterprises, Inc., Class A	77,153	$3,340,725
Sterling Check Corp.(a)(b)	36,580	596,620
Thorne HealthTech, Inc.(a)(b)	21,325	103,213
USANA Health Sciences, Inc.(a)	18,540	1,341,554
Veru, Inc.(a)(b)	100,922	1,140,419
WD-40 Co.	21,105	4,249,703

		20,497,303

Personal Products — 0.1%
Herbalife Nutrition Ltd.(a)	153,039	3,129,648

Pharmaceuticals — 2.1%
ACADIA Pharmaceuticals, Inc.(a)(b)	193,324	2,723,935
Aclaris Therapeutics, Inc.(a)	92,425	1,290,253
Aerie Pharmaceuticals, Inc.(a)	63,983	479,872
Alkermes PLC(a)	251,901	7,504,131
Amneal Pharmaceuticals, Inc.(a)	158,228	503,165
Amphastar Pharmaceuticals, Inc.(a)(b)	60,607	2,108,518
Arrowhead Pharmaceuticals, Inc.(a)	159,019	5,599,059
Atea Pharmaceuticals, Inc.(a)(b)	117,876	836,920
Athira Pharma, Inc.(a)(b)	48,613	148,270
Axonics, Inc.(a)	73,404	4,159,805
Axsome Therapeutics, Inc.(a)	46,251	1,771,413
Cassava Sciences, Inc.(a)(b)	62,527	1,758,259
Chimerix, Inc.(a)	110,285	229,393
Corcept Therapeutics, Inc.(a)	131,732	3,132,587
DICE Therapeutics, Inc.(a)(b)	43,862	680,738
Eagle Pharmaceuticals, Inc.(a)(b)	17,404	773,260
Edgewise Therapeutics, Inc.(a)	59,660	474,894
Enanta Pharmaceuticals, Inc.(a)	30,499	1,441,688
Endo International PLC(a)(b)	359,009	167,190
Esperion Therapeutics, Inc.(a)(b)	97,823	622,154
Evolus, Inc.(a)(b)	51,241	594,396
Harmony Biosciences Holdings, Inc.(a)	40,508	1,975,575
Heska Corp.(a)	15,279	1,444,018
Innoviva, Inc.(a)	97,754	1,442,849
Intra-Cellular Therapies, Inc.(a)(b)	141,537	8,078,932
Ironwood Pharmaceuticals, Inc.(a)	211,159	2,434,663
Liquidia Corp.(a)	73,726	321,445
Nektar Therapeutics(a)	280,347	1,065,319
Nuvation Bio, Inc.(a)	179,816	582,604
Pacira BioSciences, Inc.(a)	70,401	4,104,378
PetIQ, Inc.(a)(b)	41,568	697,927
Prestige Consumer Healthcare, Inc.(a)	77,748	4,571,582
Radius Health, Inc.(a)	73,152	758,586
Reata Pharmaceuticals, Inc., Class A(a)	46,097	1,400,888
Revance Therapeutics, Inc.(a)(b)	114,801	1,586,550
SIGA Technologies, Inc.	80,100	927,558
Supernus Pharmaceuticals, Inc.(a)	76,671	2,217,325
Syndax Pharmaceuticals, Inc.(a)(b)	76,850	1,478,594
Tarsus Pharmaceuticals, Inc.(a)(b)	28,007	408,902
TG Therapeutics, Inc.(a)	225,015	956,314
Theravance Biopharma, Inc.(a)	104,639	948,029
Theseus Pharmaceuticals, Inc.(a)(b)	18,401	101,758
Ventyx Biosciences, Inc.(a)(b)	34,626	423,476
Xeris Biopharma Holdings, Inc.(a)	204,537	314,987

		75,242,159

Photography — 0.0%
GoPro, Inc., Class A(a)	217,985	1,205,457

Power Transmission Equipment — 0.2%
Advanced Energy Industries, Inc.	58,057	4,237,000

S E R I E S S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Power Transmission Equipment (continued)
Babcock & Wilcox Enterprises, Inc.(a)(b)	98,961	$596,735
Powell Industries, Inc.	15,240	356,159
Vicor Corp.(a)	34,605	1,893,931

		7,083,825

Printing & Copying Services(a)(b) — 0.2%
Casella Waste Systems, Inc., Class A	78,020	5,670,493
Cimpress PLC	27,313	1,062,476

		6,732,969

Producer Durables: Miscellaneous(a) — 0.0%
First Advantage Corp.	93,000	1,178,310
Solo Brands, Inc., Class A(b)	41,108	166,898

		1,345,208

Production Technology Equipment — 0.6%
ACM Research, Inc., Class A(a)(b)	74,072	1,246,632
Axcelis Technologies, Inc.(a)	50,487	2,768,707
Cohu, Inc.(a)	74,221	2,059,633
CyberOptics Corp.(a)	11,074	386,926
HireRight Holdings Corp.(a)	32,758	465,491
Ichor Holdings Ltd.(a)	43,766	1,137,041
Onto Innovation, Inc.(a)	77,204	5,384,207
Photronics, Inc.(a)	96,878	1,887,183
Ultra Clean Holdings, Inc.(a)	69,162	2,058,953
Veeco Instruments, Inc.(a)(b)	81,633	1,583,680
Xperi Holding Corp.	162,891	2,350,517

		21,328,970

Professional Services(a) — 0.2%
Alight, Inc., Class A(b)	524,576	3,540,888
Legalzoom.com, Inc.	151,346	1,663,293
Planet Labs PBC(b)	240,219	1,040,148
Skillsoft Corp.	125,407	441,433
Spire Global, Inc.	193,228	224,144

		6,909,906

Publishing — 0.2%
Daily Journal Corp.(a)	1,917	496,119
Gannett Co., Inc.(a)	218,397	633,351
John Wiley & Sons, Inc., Class A	66,364	3,169,545
Scholastic Corp.	42,743	1,537,466

		5,836,481

Radio & TV Broadcasters — 0.4%
Cumulus Media, Inc., Class A(a)	28,553	220,714
Entravision Communications Corp., Class A	95,129	433,788
Gray Television, Inc.	133,366	2,252,552
iHeartMedia, Inc., Class A(a)(b)	184,891	1,458,790
Liberty Media Corp.-Liberty Braves, Class A(a)(b)	15,906	400,036
Liberty Media Corp.-Liberty Braves, Class C(a)	56,625	1,359,000
Sinclair Broadcast Group, Inc., Class A	64,367	1,313,087
TEGNA, Inc.	344,268	7,219,300

		14,657,267

Railroad Equipment — 0.1%
Greenbrier Cos., Inc.	49,194	1,770,492
Trinity Industries, Inc.	129,005	3,124,501

		4,894,993

Real Estate — 0.5%
Anywhere Real Estate, Inc.(a)	188,768	1,855,589
Cushman & Wakefield PLC(a)(b)	245,628	3,743,371
eXp World Holdings, Inc.	105,990	1,247,502
Kennedy-Wilson Holdings, Inc.	182,472	3,456,020
Newmark Group, Inc., Class A	228,381	2,208,444

Security	Shares	Value

Real Estate (continued)
Redfin Corp.(a)(b)	169,122	$1,393,565
RMR Group, Inc., Class A	24,351	690,351
St. Joe Co.	53,483	2,115,788
Stratus Properties, Inc.(a)	9,109	293,538
Tejon Ranch Co.(a)	32,564	505,393

		17,509,561

Real Estate Investment & Services — 0.0%
Chicago Atlantic Real Estate Finance, Inc.	8,978	135,209

Real Estate Investment Trusts (REITs) — 7.2%
Acadia Realty Trust	141,868	2,215,978
AFC Gamma, Inc.	22,765	348,987
Agree Realty Corp.	114,787	8,279,586
Alexander & Baldwin, Inc.	112,262	2,015,103
Alexander’s, Inc.	3,689	819,548
American Assets Trust, Inc.	76,298	2,266,051
Angel Oak Mortgage, Inc.	18,499	239,747
Apartment Investment & Management Co., Class A(a)	231,406	1,480,998
Apollo Commercial Real Estate Finance, Inc.	219,713	2,293,804
Apple Hospitality REIT, Inc.	339,224	4,976,416
Arbor Realty Trust, Inc.	240,039	3,146,911
Ares Commercial Real Estate Corp.	75,787	926,875
Armada Hoffler Properties, Inc.	101,336	1,301,154
ARMOUR Residential REIT, Inc.	158,692	1,117,192
Ashford Hospitality Trust, Inc.(a)(b)	53,148	317,825
Blackstone Mortgage Trust, Inc., Class A	263,113	7,280,337
Bluerock Residential Growth REIT, Inc.	44,290	1,164,384
Braemar Hotels & Resorts, Inc.	106,168	455,461
Brandywine Realty Trust	263,846	2,543,475
BrightSpire Capital, Inc.	147,157	1,111,035
Broadmark Realty Capital, Inc.	201,998	1,355,407
Broadstone Net Lease, Inc.	261,523	5,363,837
BRT Apartments Corp.	16,395	352,329
CareTrust REIT, Inc.	149,206	2,751,359
Catchmark Timber Trust, Inc., Class A	86,153	866,699
CBL & Associates Properties, Inc.(a)	41,137	966,308
Cedar Realty Trust, Inc.	16,597	477,828
Centerspace	23,729	1,935,100
Chatham Lodging Trust(a)	75,740	791,483
City Office REIT, Inc.	74,979	970,978
Claros Mortgage Trust, Inc.(a)	142,126	2,380,611
Clipper Realty, Inc.	23,302	179,891
Community Healthcare Trust, Inc.	37,930	1,373,445
CoreCivic, Inc.(a)	186,513	2,072,159
Corporate Office Properties Trust	174,079	4,559,129
CTO Realty Growth, Inc.	9,099	556,131
DiamondRock Hospitality Co.(a)	324,094	2,660,812
DigitalBridge Group, Inc.(a)	913,573	4,458,236
Diversified Healthcare Trust	413,211	752,044
Dynex Capital, Inc.	56,157	894,019
Easterly Government Properties, Inc.	139,732	2,660,497
Ellington Financial, Inc.	88,169	1,293,439
Empire State Realty Trust, Inc., Class A(b)	213,436	1,500,455
Equity Commonwealth(a)	166,727	4,589,994
Essential Properties Realty Trust, Inc.	201,708	4,334,705
Farmland Partners, Inc.	70,748	976,322
Four Corners Property Trust, Inc.	124,739	3,316,810
Franklin BSP Realty Trust, Inc.	130,073	1,753,384
Franklin Street Properties Corp.	158,095	659,256
GEO Group, Inc.(a)	181,328	1,196,765
Getty Realty Corp.	63,224	1,675,436

84	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Gladstone Commercial Corp.	57,026	$1,074,370
Gladstone Land Corp.(b)	48,424	1,073,076
Global Medical REIT, Inc.	93,832	1,053,733
Global Net Lease, Inc.	160,913	2,278,528
Granite Point Mortgage Trust, Inc.	84,377	807,488
Healthcare Realty Trust, Inc.	233,909	6,362,325
Hersha Hospitality Trust(a)	52,620	516,202
Independence Realty Trust, Inc.	342,515	7,100,336
Indus Realty Trust, Inc.	8,253	489,898
Industrial Logistics Properties Trust	101,389	1,427,557
Innovative Industrial Properties, Inc.	42,910	4,714,522
InvenTrust Properties Corp.	104,698	2,700,161
Invesco Mortgage Capital, Inc.(a)	54,969	806,945
iStar, Inc.	105,168	1,441,853
Kite Realty Group Trust	336,650	5,820,679
KKR Real Estate Finance Trust, Inc.	79,940	1,394,953
LTC Properties, Inc.	60,162	2,309,619
LXP Industrial Trust	443,881	4,767,282
MFA Financial, Inc.	158,588	1,704,821
National Health Investors, Inc.	68,196	4,133,360
Necessity Retail REIT, Inc.	206,481	1,503,182
New York Mortgage Trust, Inc.	586,018	1,617,410
Nexpoint Real Estate Finance, Inc.	12,113	245,531
NexPoint Residential Trust, Inc.	35,347	2,209,541
Office Properties Income Trust	74,654	1,489,347
One Liberty Properties, Inc.	25,572	664,361
Orchid Island Capital, Inc.	274,933	783,559
Orion Office REIT, Inc	88,158	966,212
Outfront Media, Inc.	231,438	3,922,874
Paramount Group, Inc.	288,363	2,084,864
Pebblebrook Hotel Trust	200,699	3,325,582
PennyMac Mortgage Investment Trust	142,125	1,965,589
Phillips Edison & Co., Inc.	176,678	5,902,812
Physicians Realty Trust	349,149	6,092,650
Piedmont Office Realty Trust, Inc., Class A	192,905	2,530,914
Plymouth Industrial REIT, Inc.	58,210	1,021,003
Postal Realty Trust, Inc., Class A	27,014	402,509
PotlatchDeltic Corp.	106,825	4,720,597
PS Business Parks, Inc.	31,196	5,838,331
Ready Capital Corp.	114,883	1,369,405
Redwood Trust, Inc.	186,577	1,438,509
Retail Opportunity Investments Corp.	189,879	2,996,291
RLJ Lodging Trust	254,061	2,802,293
RPT Realty	128,621	1,264,344
Sabra Health Care REIT, Inc.	356,642	4,982,289
Safehold, Inc.	32,489	1,149,136
Saul Centers, Inc.	18,784	884,914
Seritage Growth Properties, Class A(a)	68,195	355,296
Service Properties Trust	254,740	1,332,290
STAG Industrial, Inc.	278,768	8,608,356
Summit Hotel Properties, Inc.(a)	164,201	1,193,741
Sunstone Hotel Investors, Inc.(a)	332,234	3,295,761
Tanger Factory Outlet Centers, Inc.	156,680	2,227,990
Terreno Realty Corp.	114,851	6,400,646
TPG RE Finance Trust, Inc.	102,323	921,930
UMH Properties, Inc.	76,513	1,351,220
Uniti Group, Inc.	366,666	3,453,994
Universal Health Realty Income Trust	19,798	1,053,452
Urban Edge Properties	176,791	2,688,991
Urstadt Biddle Properties, Inc., Class A	46,471	752,830
Veris Residential, Inc.(a)	136,514	1,807,445

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Washington Real Estate Investment Trust	136,212	$2,902,678
Whitestone REIT	78,361	842,381
Xenia Hotels & Resorts, Inc.(a)	182,722	2,654,951

		261,971,444

Real Estate Management & Development — 0.1%
Bluegreen Vacations Holding Corp.	22,087	551,291
Compass, Inc., Class A(a)	402,708	1,453,776
Doma Holdings, Inc.(a)(b)	211,562	217,909
Forestar Group, Inc.(a)	25,815	353,407
Offerpad Solutions, Inc.(a)(b)	105,470	229,925
Transcontinental Realty Investors, Inc.(a)	1,939	77,153

		2,883,461

Recreational Vehicles & Boats — 0.3%
Camping World Holdings, Inc., Class A	59,465	1,283,849
LCI Industries	38,388	4,294,849
Malibu Boats, Inc., Class A(a)	32,050	1,689,356
Marine Products Corp.	12,431	118,219
MasterCraft Boat Holdings, Inc.(a)	29,670	624,554
Winnebago Industries, Inc.	50,372	2,446,064

		10,456,891

Rental & Leasing Services: Consumer — 0.0%
Rent-A-Center, Inc.	82,019	1,595,270

Restaurants — 1.0%
Biglari Holdings, Inc., Class B(a)	1,350	165,645
BJ’s Restaurants, Inc.(a)	35,307	765,456
Bloomin’ Brands, Inc.	138,082	2,294,923
Brinker International, Inc.(a)	67,120	1,478,653
Cheesecake Factory, Inc.	75,409	1,992,306
Cracker Barrel Old Country Store, Inc.	35,835	2,991,864
Dave & Buster’s Entertainment, Inc.(a)	66,350	2,174,953
Denny’s Corp.(a)	96,623	838,688
Dine Brands Global, Inc.	25,183	1,638,910
El Pollo Loco Holdings, Inc.(a)	27,176	267,412
Jack in the Box, Inc.	32,718	1,834,171
Kura Sushi USA, Inc., Class A(a)(b)	7,100	351,663
Noodles & Co.(a)	67,772	318,528
ONE Group Hospitality, Inc.(a)	33,654	248,030
Papa John’s International, Inc.	51,035	4,262,443
Rush Street Interactive, Inc.(a)(b)	94,256	440,175
Ruth’s Hospitality Group, Inc.	51,537	837,992
Shake Shack, Inc., Class A(a)	57,937	2,287,353
Sweetgreen, Inc., Class A(a)	18,878	219,929
Texas Roadhouse, Inc.	105,642	7,732,994
Wingstop, Inc.	46,317	3,463,122

		36,605,210

Road & Rail(a) — 0.0%
Bird Global, Inc., Class A(b)	264,846	115,473
TuSimple Holdings, Inc., Class A	216,173	1,562,931

		1,678,404

Scientific Instruments: Control & Filter — 0.7%
Arlo Technologies, Inc.(a)	144,646	906,930
Brady Corp., Class A	72,587	3,429,010
CIRCOR International, Inc.(a)	29,639	485,783
Energy Recovery, Inc.(a)	86,211	1,674,218
ESCO Technologies, Inc.	40,139	2,744,303
Gorman-Rupp Co.	38,063	1,077,183
Helios Technologies, Inc.	50,273	3,330,586
Napco Security Technologies, Inc.(a)	45,580	938,492

S E R I E S S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Scientific Instruments: Control & Filter (continued)
Resideo Technologies, Inc.(a)	223,448	$4,339,360
Thermon Group Holdings, Inc.(a)	50,449	708,809
Watts Water Technologies, Inc., Class A	42,282	5,193,921

		24,828,595

Scientific Instruments: Electrical — 0.5%
Allied Motion Technologies, Inc.	17,656	403,263
Atkore, Inc.(a)	66,452	5,516,180
AZZ, Inc.	38,472	1,570,427
EnerSys	63,953	3,770,669
Franklin Electric Co., Inc.	71,229	5,218,237
FTC Solar, Inc.(a)(b)	67,315	243,680
Preformed Line Products Co.	4,580	281,670

		17,004,126

Scientific Instruments: Gauges & Meters — 0.3%
Badger Meter, Inc.	45,212	3,657,199
FARO Technologies, Inc.(a)	28,441	876,836
Itron, Inc.(a)	69,709	3,445,716
Mesa Laboratories, Inc.	7,765	1,583,594
Transcat, Inc.(a)(b)	11,155	633,716
Vishay Precision Group, Inc.(a)(b)	19,811	577,094

		10,774,155

Scientific Instruments: Pollution Control(a) — 0.2%
Evoqua Water Technologies Corp.	181,762	5,909,083
Heritage-Crystal Clean, Inc.	23,588	635,932

		6,545,015

Securities Brokerage & Services — 0.1%
BGC Partners, Inc., Class A	490,709	1,653,689
StoneX Group, Inc.(a)	27,645	2,158,245

		3,811,934

Semiconductors & Components — 1.8%
Alpha & Omega Semiconductor Ltd.(a)	36,046	1,201,774
Amkor Technology, Inc.	156,804	2,657,828
Atomera, Inc.(a)(b)	32,540	305,225
AXT, Inc.(a)(b)	60,435	354,149
CEVA, Inc.(a)	34,947	1,172,821
CMC Materials, Inc.	44,100	7,695,009
Diodes, Inc.(a)	69,097	4,461,593
FormFactor, Inc.(a)(b)	120,565	4,669,482
Kulicke & Soffa Industries, Inc.	89,806	3,844,595
MACOM Technology Solutions Holdings, Inc., Class H(a)	78,990	3,641,439
MaxLinear, Inc.(a)	112,538	3,824,041
Power Integrations, Inc.	89,354	6,702,444
Rambus, Inc.(a)	173,029	3,718,393
Semtech Corp.(a)	97,792	5,375,626
Silicon Laboratories, Inc.(a)	56,085	7,864,239
SiTime Corp.(a)(b)	24,750	4,034,993
SkyWater Technology, Inc.(a)(b)	11,711	70,500
SMART Global Holdings, Inc.(a)	75,954	1,243,367
Vishay Intertechnology, Inc.	204,322	3,641,018

		66,478,536

Semiconductors & Semiconductor Equipment(a) — 0.2%
Ambarella, Inc.	56,285	3,684,416
Credo Technology Group Holding Ltd.(b)	33,975	396,828
indie Semiconductor, Inc., Class A	154,166	878,746
Rigetti Computing, Inc.(b)	49,521	181,742

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Rockley Photonics Holdings Ltd.(b)	157,479	$343,305
Transphorm, Inc.(b)	33,131	126,229

		5,611,266

Shipping — 0.8%
A-Mark Precious Metals, Inc.	27,642	891,455
Eagle Bulk Shipping, Inc.	20,735	1,075,732
Eneti, Inc.	35,360	217,110
Genco Shipping & Trading Ltd.	54,282	1,048,728
Golar LNG Ltd.(a)(b)	154,560	3,516,240
International Seaways, Inc.	76,130	1,613,956
Matson, Inc.(b)	61,948	4,514,770
Nordic American Tankers Ltd.(b)	294,991	628,331
Safe Bulkers, Inc.	98,949	377,985
Scorpio Tankers, Inc.	76,681	2,646,261
SFL Corp. Ltd.	177,460	1,684,095
SITE Centers Corp.	300,948	4,053,770
Teekay Corp.(a)	116,077	334,302
Teekay Tankers Ltd., Class A(a)	41,115	724,857
Tidewater, Inc.(a)	58,884	1,241,864
Two Harbors Investment Corp.	533,810	2,658,374

		27,227,830

Software(a) — 0.9%
Amplitude, Inc., Class A	86,390	1,234,513
Arteris, Inc.	26,145	182,231
AvePoint, Inc.	198,982	863,582
AvidXchange Holdings, Inc.	226,487	1,390,630
Blend Labs, Inc., Class A	285,818	674,530
C3.ai, Inc., Class A	93,666	1,710,341
Cipher Mining, Inc.	60,361	82,695
Clear Secure, Inc., Class A	96,127	1,922,540
Consensus Cloud Solutions, Inc.	26,661	1,164,553
Couchbase, Inc.	40,065	657,867
CS Disco, Inc.(b)	34,351	619,692
Cvent Holding Corp.	129,876	600,027
Duck Creek Technologies, Inc.(b)	119,326	1,771,991
Enfusion, Inc., Class A(b)	33,617	343,230
EngageSmart, Inc.	53,917	866,985
EverCommerce, Inc.	49,265	445,356
ForgeRock, Inc., Class A	43,078	922,731
Greenidge Generation Holdings, Inc.	14,396	36,566
Instructure Holdings, Inc.(b)	26,733	606,839
Intapp, Inc.	21,610	316,370
IronNet, Inc.	100,143	221,316
Kaleyra, Inc.	45,549	92,920
KnowBe4, Inc., Class A	112,533	1,757,765
Latch, Inc.	108,708	123,927
MarketWise, Inc.	26,299	94,676
MeridianLink, Inc.(b)	41,027	685,151
Model N, Inc.(b)	56,233	1,438,440
N-Able, Inc.	105,343	948,087
NextNav, Inc.(b)	75,369	171,088
Olo, Inc., Class A(b)	138,931	1,371,249
Qualys, Inc.	60,319	7,608,639
Terawulf, Inc.	33,175	39,810
UserTesting, Inc.(b)	73,092	366,922
Weave Communications, Inc.(b)	8,748	26,594
Zeta Global Holdings Corp., Class A	48,096	217,394

		31,577,247

Specialty Retail — 2.0%
1-800-Flowers.com, Inc., Class A(a)	40,523	385,374

86	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Aaron’s Co., Inc.	48,408	$704,336
Abercrombie & Fitch Co., Class A(a)	76,678	1,297,392
Academy Sports & Outdoors, Inc.	129,603	4,606,091
Alta Equipment Group, Inc.(a)	28,647	256,964
American Eagle Outfitters, Inc.	238,216	2,663,255
America’s Car-Mart, Inc.(a)(b)	9,390	944,634
Arko Corp.	129,258	1,054,745
Asbury Automotive Group, Inc.(a)(b)	34,226	5,795,831
Bed Bath & Beyond, Inc.(a)	121,299	602,856
Big 5 Sporting Goods Corp.(b)	31,459	352,655
Blink Charging Co.(a)(b)	61,837	1,022,166
Boot Barn Holdings, Inc.(a)	45,603	3,142,503
Buckle, Inc.	46,528	1,288,360
Build-A-Bear Workshop, Inc.	21,911	359,779
Caleres, Inc.	56,280	1,476,787
Cato Corp., Class A	31,728	368,362
Chico’s FAS, Inc.(a)	189,183	940,239
Children’s Place, Inc.(a)	20,305	790,271
Citi Trends, Inc.(a)	12,362	292,361
Conn’s, Inc.(a)	27,774	222,747
Container Store Group, Inc.(a)	51,861	323,094
Designer Brands, Inc., Class A	89,320	1,166,519
Destination XL Group, Inc.(a)	92,328	312,992
EVgo, Inc.(a)(b)	104,994	631,014
Express, Inc.(a)	99,247	194,524
Foot Locker, Inc.	128,373	3,241,418
Genesco, Inc.(a)	22,019	1,098,968
Group 1 Automotive, Inc.(b)	24,838	4,217,492
Guess?, Inc.	52,602	896,864
Haverty Furniture Cos., Inc.	24,812	575,142
Hibbett, Inc.	21,297	930,892
JOANN, Inc.(b)	17,579	136,237
Lands’ End, Inc.(a)	21,893	232,504
LL Flooring Holdings, Inc.(a)	43,286	405,590
MarineMax, Inc.(a)	32,882	1,187,698
Monro, Inc.	51,438	2,205,661
Murphy USA, Inc.	34,618	8,061,494
National Vision Holdings, Inc.(a)(b)	125,384	3,448,060
ODP Corp.(a)	66,417	2,008,450
OneWater Marine, Inc., Class A(a)	16,857	557,124
Party City Holdco, Inc.(a)(b)	175,980	232,294
RealReal, Inc.(a)	123,880	308,461
Sally Beauty Holdings, Inc.(a)(b)	165,478	1,972,498
Shoe Carnival, Inc.	27,348	590,990
Sonic Automotive, Inc., Class A	33,325	1,220,695
Sportsman’s Warehouse Holdings, Inc.(a)(b)	68,869	660,454
Tilly’s, Inc., Class A	36,062	253,155
Torrid Holdings, Inc.(a)(b)	39,005	168,502
TravelCenters of America, Inc.(a)	19,693	678,818
Urban Outfitters, Inc.(a)(b)	101,864	1,900,782
Volta, Inc.(a)(b)	188,784	245,419
Warby Parker, Inc., Class A(a)	128,954	1,452,022
Zumiez, Inc.(a)(b)	24,172	628,472

		70,712,007

Steel — 0.3%
Allegheny Technologies, Inc.(a)	191,781	4,355,347
Carpenter Technology Corp.	73,833	2,060,679
Olympic Steel, Inc.	14,995	386,121
Ryerson Holding Corp.	25,213	536,785

Security	Shares	Value

Steel (continued)
Schnitzer Steel Industries, Inc., Class A	40,642	$1,334,683
TimkenSteel Corp.(a)(b)	75,889	1,419,883

		10,093,498

Technology Hardware & Equipment — 0.1%
CompoSecure, Inc.(a)	12,055	62,686
IonQ, Inc.(a)(b)	183,575	804,059
Xerox Holdings Corp.	176,671	2,623,564

		3,490,309

Technology: Miscellaneous — 0.3%
Aeva Technologies, Inc.(a)(b)	168,494	527,386
Benchmark Electronics, Inc.	54,374	1,226,678
CTS Corp.	48,988	1,668,041
Fabrinet(a)	57,059	4,627,485
Kimball Electronics, Inc.(a)	43,092	866,149
Plexus Corp.(a)	42,424	3,330,284

		12,246,023

Telecommunications Equipment(a) — 0.2%
Akoustis Technologies, Inc.(b)	76,033	281,322
Cambium Networks Corp.	16,382	239,996
Clearfield, Inc.(b)	17,977	1,113,675
Knowles Corp.	138,271	2,396,237
Viavi Solutions, Inc.(b)	351,648	4,652,303

		8,683,533

Textile Products — 0.0%
Interface, Inc.	90,177	1,130,820
Unifi, Inc.(a)	21,341	300,054

		1,430,874

Textiles Apparel & Shoes — 0.5%
Crocs, Inc.(a)(b)	94,113	4,580,480
Fossil Group, Inc.(a)(b)	75,434	389,994
G-III Apparel Group Ltd.(a)	68,827	1,392,370
Kontoor Brands, Inc.	87,106	2,906,727
Oxford Industries, Inc.	24,902	2,209,804
PLBY Group, Inc.(a)(b)	46,078	294,899
Rocky Brands, Inc.	10,512	359,300
Steven Madden Ltd.	121,945	3,927,848
Superior Group of Cos., Inc.	17,077	303,117
Weyco Group, Inc.	9,117	222,911
Wolverine World Wide, Inc.	123,632	2,492,421

		19,079,871

Textiles, Apparel & Luxury Goods(a) — 0.0%
Allbirds, Inc., Class A	145,790	572,955
Ermenegildo Zegna Holditalia SpA(b)	73,075	770,941

		1,343,896

Thrifts & Mortgage Finance — 0.2%
22nd Century Group, Inc.(a)(b)	252,696	538,242
Blue Foundry Bancorp(a)	41,952	503,004
Enact Holdings, Inc.	46,410	996,887
Karat Packaging, Inc.(a)	8,762	149,480
Turning Point Brands, Inc.	23,259	631,017
Universal Corp.	37,340	2,259,070
Vector Group Ltd.	222,127	2,332,334

		7,410,034

Toys — 0.0%
Funko, Inc., Class A(a)(b)	49,180	1,097,698

Trading Companies & Distributors — 0.0%
Hudson Technologies, Inc.(a)	66,637	500,444

S E R I E S S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Transportation Miscellaneous — 0.2%
Costamare, Inc.	89,104	$1,078,158
Hub Group, Inc., Class A(a)	53,084	3,765,779
Textainer Group Holdings Ltd.	73,126	2,004,384

		6,848,321

Truckers — 0.6%
ArcBest Corp.	37,782	2,658,720
Covenant Logistics Group, Inc.	23,069	578,801
Daseke, Inc.(a)	62,326	398,263
Forward Air Corp.(b)	41,536	3,819,651
FRP Holdings, Inc.(a)	10,729	647,495
Heartland Express, Inc.	76,476	1,063,781
Marten Transport Ltd.	91,132	1,532,840
PAM Transportation Services, Inc.(a)	11,668	319,587
Saia, Inc.(a)	41,042	7,715,896
Universal Logistics Holdings, Inc.	12,578	343,505
Werner Enterprises, Inc.	100,432	3,870,649

		22,949,188

Utilities: Electrical — 1.4%
ALLETE, Inc.	88,566	5,205,909
Avista Corp.	110,092	4,790,103
Black Hills Corp.	100,447	7,309,528
Clearway Energy, Inc., Class A	53,803	1,720,082
Clearway Energy, Inc., Class C	128,026	4,460,426
MGE Energy, Inc.	56,249	4,377,860
NorthWestern Corp.	83,985	4,949,236
Otter Tail Corp.	63,551	4,266,179
PNM Resources, Inc.	132,045	6,309,110
Portland General Electric Co.(b)	138,257	6,681,961
Unitil Corp.	24,417	1,433,766

		51,504,160

Utilities: Gas Distributors — 0.9%
Chesapeake Utilities Corp.	26,238	3,399,133
New Jersey Resources Corp.	148,754	6,624,016
Northwest Natural Holding Co.	52,708	2,798,795
South Jersey Industries, Inc.	189,772	6,478,816
Southwest Gas Holdings, Inc.	102,005	8,882,595
Spire, Inc.	80,266	5,969,382

		34,152,737

Utilities: Miscellaneous — 0.3%
Brookfield Infrastructure Corp., Class A	153,177	6,510,023
Ormat Technologies, Inc.	70,084	5,491,081

		12,001,104

Utilities: Telecommunications — 1.0%
8x8, Inc.(a)	185,709	956,401
ATN International, Inc.	17,193	806,524
Cogent Communications Holdings, Inc.	68,252	4,146,991
Consolidated Communications Holdings, Inc.(a)	111,749	782,243
Globalstar, Inc.(a)(b)	1,025,656	1,261,557
IDT Corp., Class B(a)	22,495	565,749
Iridium Communications, Inc.(a)	196,794	7,391,583
Radius Global Infrastructure, Inc., Class A(a)	115,916	1,768,878
Shenandoah Telecommunications Co.	74,826	1,661,137

Security	Shares	Value

Utilities: Telecommunications (continued)
Telephone & Data Systems, Inc.	155,801	$2,460,098
U.S. Cellular Corp.(a)	23,362	676,564
Vonage Holdings Corp.(a)	397,063	7,480,667
Ziff Davis, Inc.(a)	70,589	5,260,998

		35,219,390

Utilities: Water — 0.5%
American States Water Co.	57,037	4,649,086
Artesian Resources Corp., Class A	13,005	639,456
California Water Service Group	84,023	4,667,478
Global Water Resources, Inc.	19,411	256,419
Middlesex Water Co.	26,037	2,282,924
Pure Cycle Corp.(a)	31,022	326,972
SJW Group	41,739	2,604,931
York Water Co.	20,459	827,157

		16,254,423

Wireless Telecommunication Services — 0.0%
KORE Group Holdings, Inc.(a)	54,213	166,434

Total Common Stocks — 97.4% (Cost: $3,292,603,102)		3,520,912,911

Investment Companies

Equity Funds — 1.1%
iShares Russell 2000 ETF(b)(d)	233,472	39,540,818

Total Investment Companies — 1.1% (Cost: $39,147,854)		39,540,818

Total Long-Term Investments —98.5% (Cost: $3,331,750,956)		3,560,453,729

Short-Term Securities

Money Market Funds — 10.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.64%(d)(e)(f)	328,418,526	328,385,684
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.38%(d)(e)	60,404,913	60,404,913

Total Short-Term Securities —10.7% (Cost: $388,758,606)		388,790,597

Total Investments — 109.2% (Cost: $3,720,509,562)		3,949,244,326

Liabilities in Excess of Other Assets — (9.2)%		(333,607,433)

Net Assets — 100.0%		$3,615,636,893

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Series.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Series compliance purposes, the Series’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

88	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series

Affiliates

Investments in issuers considered to be affiliate(s) of the Series during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$262,643,563	$65,833,261	(a)	$—	$(52,332)	$(38,808)	$328,385,684	328,418,526	$1,647,326	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	32,243,211	28,161,702	(a)	—	—	—	60,404,913	60,404,913	64,121		—

iShares Russell 2000 ETF	23,512,520	345,798,930		(323,902,364)	(4,510,205)	(1,358,063)	39,540,818	233,472	153,939		—

					$(4,562,537)	$(1,396,871)	$428,331,415		$1,865,386		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	407	09/16/22	$34,758	$(1,486,184)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	02/27/23	$3,345,618	$17,623	(c)	$3,333,141	0.1%
	Monthly	HSBC Bank PLC(d)	02/10/23	3,915,814	(429,285	)(e)	3,478,129	0.1
	Monthly	JPMorgan Chase Bank N.A.(f)	02/08/23	5,824,378	(321,163	)(g)	5,485,706	0.2

						$(732,825)	$12,296,976

(a)

The Series receives the total return on a portfolio of long positions underlying the total return swap. The Series pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Series pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $30,100 of net dividends and financing fees.
(e)	Amount includes $8,400 of net dividends and financing fees.
(g)	Amount includes $17,509 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	65 basis points	65 basis points	65 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)
(FEDL01)

S E R I E S S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date February 27, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
CVB Financial Corp.	4,783	$118,666	3.6%

Banks: Diversified
Ameris Bancorp	37	1,487	0.1
Bankunited, Inc.	1,565	55,667	1.7
Berkshire Hills Bancorp, Inc.	4,441	110,004	3.3
Cadence Bank	67,843	1,592,954	47.8
Central Pacific Financial Corp.	277	5,942	0.2
Columbia Banking System, Inc.	10,162	291,141	8.7
Community Bank System Inc.	1,757	111,183	3.3
Hanmi Financial Corp.	3,913	87,808	2.6
Hope Bancorp, Inc.	8,049	111,398	3.3
NBT Bancorp Inc.	445	16,727	0.5
Northwest Bancshares, Inc.	2,938	37,606	1.1
OFG Bancorp	1,013	25,730	0.8
Pacific Premier Bancorp, Inc.	3,670	107,311	3.2
United Community Banks, Inc.	3,842	115,990	3.5

		2,670,948

Banks: Savings, Thrift & Mortgage Lending
Homestreet, Inc.	4,401	152,583	4.6

Gas Utilities
Chesapeake Utilities Corp.	920	119,186	3.6

Insurance: Property-Casualty
Genworth Financial, Inc., Class A	14,510	51,220	1.5

Thrifts & Mortgage Finance
WSFS Financial Corp.	2,671	107,080	3.2

Water Utilities
Middlesex Water Co.	1,294	113,458	3.4

Net Value of Reference Entity — Goldman Sachs Bank USA		$3,333,141

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks
Allegiance Bancshares, Inc.	788	$29,755	0.8%
CVB Financial Corp.	3,692	91,599	2.6
Lakeland Financial Corp.	1,678	111,453	3.2
Westamerica BanCorp	537	29,889	0.9

		262,696

Banks: Diversified
Cadence Bank	987	23,175	0.7
Community Bank System, Inc.	474	29,995	0.9

Security	Shares	Value	% of Basket Value

Banks: Diversified (continued)
Customers Bancorp, Inc.	2,807	$95,157	2.7%
First Commonwealth Financial Corp.	4,882	65,517	1.9
First Financial Bancorp	2,100	40,740	1.2
Hope Bancorp, Inc.	8,151	112,810	3.2
Independent Bank Corp.	2,601	206,597	5.9
Preferred Bank/Los Angeles CA	8,864	602,929	17.3
Simmons First National Corp., Class A	9,455	201,013	5.8

		1,377,933

Banks: Savings, Thrift & Mortgage Lending
Berkshire Hills Bancorp, Inc.	2,325	57,590	1.7

Commercial Services
Geo Group, Inc.	16,307	107,626	3.1

Computer Services Software & Systems
Envestnet, Inc.	2,217	116,991	3.4

Insurance: Multi-Line
Genworth Financial, Inc., Class A	28,628	101,057	2.9

Insurance: Property-Casualty
James River Group Holdings Ltd.	11,227	278,205	8.0
Pacific Premier Bancorp, Inc., Class A	2,249	65,761	1.9

		343,966

Multi-Utilities
Avista Corp.	2,669	116,128	3.3

Office Supplies & Equipment
Pitney Bowes, Inc.	74,700	270,414	7.8

Oil, Gas & Consumable Fuels
Green Plains, Inc.	21,791	592,062	17.0

Thrifts & Mortgage Finance
Capitol Federal Financial, Inc.	2,723	24,997	0.7
Flagstar Bancorp Inc.	3,009	106,669	3.1

		131,666

Net Value of Reference Entity — HSBC Bank PLC		$3,478,129

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Banks: Diversified
Bancorp, Inc.	7,277	$142,047	2.6%
Banner Corp.	131	7,363	0.1
Brookline Bancorp, Inc.	7,960	105,947	1.9
Central Pacific Financial Corp.	6,077	130,352	2.4
Eagle Bancorp, Inc.	2,286	108,379	2.0
First Bancorp/Southern Pines NC	3,073	107,248	2.0
Flagstar Bancorp, Inc.	1,002	35,521	0.7
Hanmi Financial Corp.	7,638	171,397	3.1
Heritage Financial Corp.	900	22,644	0.4
Independent Bank Corp.	1,437	114,141	2.1
National Bank Holdings Corp., Class A	4,373	167,355	3.1
Renasant Corp.	1,165	33,564	0.6

90	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series

Security	Shares	Value	% of Basket Value

Banks: Diversified (continued)
S&T Bancorp, Inc.	8,673	$237,900	4.3%
Seacoast Banking Corp of Florida	9,035	298,516	5.4
Simmons First National Corp., Class A	214	4,550	0.1
Veritex Holdings, Inc.	7,370	215,646	3.9

		1,902,570

Commercial Finance & Mortgage Companies
Meta Financial Group, Inc.	2,637	101,973	1.9

Financial Data & Systems
Green Dot Corp., Class A	1,564	39,272	0.7

Insurance
Employers Holdings Inc.	1	42	0.0

Insurance: Multi-Line
Horace Mann Educators Corp.	289	11,092	0.2
Safety Insurance Group Inc.	360	34,956	0.6

		46,048

Security	Shares	Value	% of Basket Value

Insurance: Property-Casualty	17,085	$499,566	9.1%
Pacific Premier Bancorp, Inc.
ProAssurance Corp.	6,799	160,660	2.9
Stewart Information Services Corp.	944	46,964	0.9

		707,190

IT Services
Bread Financial Holdings, Inc.	65,597	2,431,025	44.3

Oil, Gas & Consumable Fuels
Green Plains, Inc.	8,336	226,489	4.1

Thrifts & Mortgage Finance
Provident Financial Services Inc.	1,397	31,097	0.6

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$5,485,706

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$17,623	$(750,448)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$17,623	$—	$—	$—	$17,623

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,486,184	$—	$—	$—	$1,486,184
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	750,448	—	—	—	750,448

	$—	$—	$2,236,632	$—	$—	$—	$2,236,632

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Series Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

S E R I E S S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(2,684,330)	$—	$—	$—	$(2,684,330)
Swaps	—	—	(1,133,752)	—	—	—	(1,133,752)

	$—	$—	$(3,818,082)	$—	$—	$—	$(3,818,082)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,669,546)	$—	$—	$—	$(1,669,546)
Swaps	—	—	(882,253)	—	—	—	(882,253)

	$—	$—	$(2,551,799)	$—	$—	$—	$(2,551,799)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$27,090,980
Total return swaps
Average notional value	$10,692,129

For more information about the Series’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Series’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$—	$272,738
Swaps — OTC(a)	17,623	750,448

Total derivative assets and liabilities in the Statement of Assets and Liabilities	17,623	1,023,186

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(272,738)

Total derivative assets and liabilities subject to an MNA	$17,623	$750,448

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Series’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Series:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)

Goldman Sachs Bank USA	$17,623	$—	$—	$—	$17,623

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities	(c)

HSBC Bank PLC	$429,285	$—	$—	$(429,285)	$—

JPMorgan Chase Bank N.A.	321,163	—	—	(300,000)	21,163

	$750,448	$—	$—	$(729,285)	$21,163

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

92	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Series’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Series’s financial instruments categorized in the fair value hierarchy. The breakdown of the Series’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Advertising Agencies	$9,028,254	$—	$—	$9,028,254
Aerospace	24,825,646	—	—	24,825,646
Aerospace & Defense	4,102,801	—	—	4,102,801
Agriculture, Fishing & Ranching	14,851,704	—	—	14,851,704
Air Transport	16,281,054	—	—	16,281,054
Airlines	2,027,886	—	—	2,027,886
Alternative Energy	9,583,738	—	—	9,583,738
Aluminum	7,184,474	—	—	7,184,474
Asset Management & Custodian	33,322,508	—	—	33,322,508
Auto Components	3,493,289	—	—	3,493,289
Auto Parts	39,660,971	—	—	39,660,971
Auto Services	4,643,395	—	—	4,643,395
Automobiles	828,337	—	—	828,337
Back Office Support, HR & Consulting	59,745,456	—	—	59,745,456
Banks	588,970	—	—	588,970
Banks: Diversified	314,850,605	—	—	314,850,605
Banks: Savings, Thrift & Mortgage Lending	36,059,588	—	—	36,059,588
Beverage: Soft Drinks	16,293,518	—	—	16,293,518
Biotechnology	245,605,765	59,371	56,706	245,721,842
Building Materials	26,335,675	—	—	26,335,675
Building Products	1,139,460	—	—	1,139,460
Building: Climate Control	8,480,641	—	—	8,480,641
Building: Roofing, Wallboard & Plumbing	6,254,642	—	—	6,254,642
Cable Television Services	5,224,802	—	—	5,224,802
Capital Markets	1,523,901	—	—	1,523,901
Casinos & Gambling	13,079,432	—	—	13,079,432
Cement	245,685	—	—	245,685
Chemicals	2,040,630	—	—	2,040,630
Chemicals: Diversified	33,656,583	—	—	33,656,583
Chemicals: Specialty	30,252,088	—	—	30,252,088
Coal	12,840,136	—	—	12,840,136
Commercial Banks	2,121,878	—	—	2,121,878
Commercial Finance & Mortgage Companies	10,537,508	—	—	10,537,508
Commercial Services & Supplies	4,328,915	—	—	4,328,915
Commercial Services: Rental & Leasing	23,540,542	—	—	23,540,542
Commercial Vehicles & Parts	7,820,463	—	—	7,820,463
Communications Equipment	2,223,983	—	—	2,223,983
Communications Technology	26,572,532	—	—	26,572,532
Computer Services Software & Systems	215,993,077	—	—	215,993,077
Computer Technology	20,960,700	—	—	20,960,700
Construction	16,066,035	—	—	16,066,035
Consumer Electronics	4,703,116	—	—	4,703,116
Consumer Finance	1,014,633	—	—	1,014,633
Consumer Lending	17,554,278	—	—	17,554,278
Consumer Services: Miscellaneous	11,837,005	—	—	11,837,005
Containers & Packaging	12,332,888	—	—	12,332,888
Cosmetics	4,401,141	—	—	4,401,141
Diversified Consumer Services	7,175,228	—	—	7,175,228
Diversified Financial Services	29,173,819	—	—	29,173,819
Diversified Manufacturing Operations	16,044,616	—	—	16,044,616
Diversified Materials & Processing	10,193,931	—	—	10,193,931
Diversified Media	1,184,949	—	—	1,184,949
Diversified Retail	11,062,748	—	—	11,062,748

S E R I E S S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Diversified Telecommunication Services	$948,257	$—	$—	$948,257
Drug & Grocery Store Chains	9,683,845	—	—	9,683,845
Education Services	24,226,146	—	—	24,226,146
Electrical Equipment	5,938,357	—	—	5,938,357
Electronic Components	28,763,475	—	—	28,763,475
Electronic Entertainment	427,966	—	—	427,966
Electronic Equipment, Instruments & Components	3,837,204	—	—	3,837,204
Electronics	7,234,136	—	—	7,234,136
Energy Equipment	27,715,559	—	—	27,715,559
Energy Equipment & Services	8,718,641	—	—	8,718,641
Engineering & Contracting Services	22,823,328	—	—	22,823,328
Entertainment	8,991,305	—	—	8,991,305
Environmental, Maintenance, & Security Service	18,994,159	—	—	18,994,159
Financial Data & Systems	17,206,278	—	—	17,206,278
Food & Staples Retailing	236,411	—	—	236,411
Food Products	7,343,404	—	—	7,343,404
Foods	41,016,904	—	—	41,016,904
Forest Products	10,026,694	—	—	10,026,694
Forms & Bulk Printing Services	2,376,039	—	—	2,376,039
Fruit & Grain Processing	2,170,752	—	—	2,170,752
Funeral Parlors & Cemeteries	6,774,768	—	—	6,774,768
Gas Pipeline	5,219,485	—	—	5,219,485
Glass	1,346,423	—	—	1,346,423
Gold	3,074,478	—	—	3,074,478
Health Care Equipment & Services	4,038,749	—	—	4,038,749
Health Care Equipment & Supplies	9,579,192	—	—	9,579,192
Health Care Facilities	20,040,472	—	—	20,040,472
Health Care Management Services	13,237,126	—	—	13,237,126
Health Care Providers & Services	9,215,533	—	—	9,215,533
Health Care Services	72,979,898	—	—	72,979,898
Health Care Technology	357,699	—	—	357,699
Health Care: Miscellaneous	7,087,756	—	—	7,087,756
Home Building	28,394,795	—	—	28,394,795
Hotel/Motel	7,070,304	—	—	7,070,304
Hotels, Restaurants & Leisure	962,277	—	—	962,277
Household Appliances	1,261,366	—	—	1,261,366
Household Durables	1,059,414	—	—	1,059,414
Household Equipment & Products	18,124,599	—	—	18,124,599
Household Furnishings	5,654,867	—	—	5,654,867
Independent Power Producers & Energy Traders	1,408,322	—	—	1,408,322
Industrial Conglomerates	923,414	—	—	923,414
Insurance	9,785,407	—	—	9,785,407
Insurance: Life	13,266,117	—	—	13,266,117
Insurance: Multi-Line	12,582,402	—	—	12,582,402
Insurance: Property-Casualty	63,016,763	—	—	63,016,763
International Trade & Diversified Logistic	3,202,209	—	—	3,202,209
Internet & Catalog Retail	4,526,608	—	—	4,526,608
Internet Software & Services	8,484,281	—	—	8,484,281
IT Services	16,503,918	—	—	16,503,918
Leisure Time	27,312,732	—	—	27,312,732
Luxury Items	5,259,240	—	—	5,259,240
Machinery	6,528,347	—	—	6,528,347
Machinery: Agricultural	6,519,643	—	—	6,519,643
Machinery: Construction & Handling	6,134,928	—	—	6,134,928
Machinery: Industrial	52,486,654	—	—	52,486,654
Machinery: Specialty	3,876,074	—	—	3,876,074
Manufactured Housing	6,745,116	—	—	6,745,116
Marine	2,207,805	—	—	2,207,805
Media	8,909,442	—	—	8,909,442
Medical & Dental Instruments & Supplies	64,537,861	—	—	64,537,861
Medical Equipment	55,604,358	—	—	55,604,358
Medical Services	2,277,867	—	—	2,277,867
Metal Fabricating	23,388,080	—	—	23,388,080

94	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Metals & Minerals: Diversified	$28,150,450	$—	$—	$28,150,450
Mining	1,847,471	—	—	1,847,471
Office Supplies & Equipment	9,314,932	—	—	9,314,932
Oil & Gas Producers	11,225,459	—	—	11,225,459
Oil Well Equipment & Services	39,615,100	—	—	39,615,100
Oil, Gas & Consumable Fuels	12,702,660	—	—	12,702,660
Oil: Crude Producers	72,474,759	—	—	72,474,759
Oil: Refining & Marketing	11,554,200	—	—	11,554,200
Paints & Coatings	6,496,322	—	—	6,496,322
Paper	4,339,170	—	—	4,339,170
Paper & Forest Products	1,792,759	—	—	1,792,759
Personal Care	20,497,303	—	—	20,497,303
Personal Products	3,129,648	—	—	3,129,648
Pharmaceuticals	75,242,159	—	—	75,242,159
Photography	1,205,457	—	—	1,205,457
Power Transmission Equipment	7,083,825	—	—	7,083,825
Printing & Copying Services	6,732,969	—	—	6,732,969
Producer Durables: Miscellaneous	1,345,208	—	—	1,345,208
Production Technology Equipment	21,328,970	—	—	21,328,970
Professional Services	6,909,906	—	—	6,909,906
Publishing	5,836,481	—	—	5,836,481
Radio & TV Broadcasters	14,657,267	—	—	14,657,267
Railroad Equipment	4,894,993	—	—	4,894,993
Real Estate	17,509,561	—	—	17,509,561
Real Estate Investment & Services	135,209	—	—	135,209
Real Estate Investment Trusts (REITs)	261,971,444	—	—	261,971,444
Real Estate Management & Development	2,883,461	—	—	2,883,461
Recreational Vehicles & Boats	10,456,891	—	—	10,456,891
Rental & Leasing Services: Consumer	1,595,270	—	—	1,595,270
Restaurants	36,605,210	—	—	36,605,210
Road & Rail	1,678,404	—	—	1,678,404
Scientific Instruments: Control & Filter	24,828,595	—	—	24,828,595
Scientific Instruments: Electrical	17,004,126	—	—	17,004,126
Scientific Instruments: Gauges & Meters	10,774,155	—	—	10,774,155
Scientific Instruments: Pollution Control	6,545,015	—	—	6,545,015
Securities Brokerage & Services	3,811,934	—	—	3,811,934
Semiconductors & Components	66,478,536	—	—	66,478,536
Semiconductors & Semiconductor Equipment	5,611,266	—	—	5,611,266
Shipping	27,227,830	—	—	27,227,830
Software	31,577,247	—	—	31,577,247
Specialty Retail	70,712,007	—	—	70,712,007
Steel	10,093,498	—	—	10,093,498
Technology Hardware & Equipment	3,490,309	—	—	3,490,309
Technology: Miscellaneous	12,246,023	—	—	12,246,023
Telecommunications Equipment	8,683,533	—	—	8,683,533
Textile Products	1,430,874	—	—	1,430,874
Textiles Apparel & Shoes	19,079,871	—	—	19,079,871
Textiles, Apparel & Luxury Goods	1,343,896	—	—	1,343,896
Thrifts & Mortgage Finance	7,410,034	—	—	7,410,034
Toys	1,097,698	—	—	1,097,698
Trading Companies & Distributors	500,444	—	—	500,444
Transportation Miscellaneous	6,848,321	—	—	6,848,321
Truckers	22,949,188	—	—	22,949,188
Utilities: Electrical	51,504,160	—	—	51,504,160
Utilities: Gas Distributors	34,152,737	—	—	34,152,737
Utilities: Miscellaneous	12,001,104	—	—	12,001,104
Utilities: Telecommunications	35,219,390	—	—	35,219,390
Utilities: Water	16,254,423	—	—	16,254,423
Wireless Telecommunication Services	166,434	—	—	166,434
Investment Companies	39,540,818	—	—	39,540,818

S E R I E S S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (unaudited) (continued) June 30, 2022	Master Small Cap Index Series

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$388,790,597	$—	$—	$388,790,597

	$3,949,128,249	$59,371	$56,706	$3,949,244,326

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$17,623	$—	$17,623
Liabilities
Equity Contracts	(1,486,184)	(750,448)	—	(2,236,632)

	$(1,486,184)	$(732,825)	$—	$(2,219,009)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

96	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities(unaudited)

June 30, 2022

Master Small Cap Index Series

ASSETS
Investments, at value — unaffiliated(a)(b)	$3,520,912,911
Investments, at value — affiliated(c)	428,331,415
Cash pledged:
Collateral — OTC derivatives	849,000
Futures contracts	2,261,000
Receivables:
Investments sold	13,917,478
Securities lending income — affiliated	434,299
Swaps	495,893
Dividends — unaffiliated	3,653,143
Dividends — affiliated	30,273
Unrealized appreciation on OTC swaps	17,623
Prepaid expenses	9,553
Other assets	4,174

Total assets	3,970,916,762

LIABILITIES
Bank overdraft	222,040
Collateral on securities loaned	328,468,514
Payables:
Investments purchased	18,274,768
Swaps	929,435
Accounting services fees	1,356
Withdrawals to investors	6,199,188
Custodian fees	79,349
Investment advisory fees	28,652
Directors’ fees	2,387
Other accrued expenses	7,628
Professional fees	43,366
Variation margin on futures contracts	272,738
Unrealized depreciation on OTC swaps	750,448

Total liabilities	355,279,869

NET ASSETS	$3,615,636,893

NET ASSETS CONSIST OF
Investors’ capital	$3,389,121,138
Net unrealized appreciation (depreciation)	226,515,755

NET ASSETS	$3,615,636,893

(a) Investments, at cost — unaffiliated	$3,292,603,102
(b) Securities loaned, at value	$311,186,089
(c) Investments, at cost — affiliated	$427,906,460

See notes to financial statements.

S E R I E S F I N A N C I A L S T A T E M E N T S	97

Statement of Operations  (unaudited)

Six Months Ended June 30, 2022

Master Small Cap Index Series

INVESTMENT INCOME
Dividends — unaffiliated	$24,923,598
Dividends — affiliated	216,527
Interest — unaffiliated	1,266
Securities lending income — affiliated — net	1,648,859
Foreign taxes withheld	(60,230)

Total investment income	26,730,020

EXPENSES
Investment advisory	201,877
Custodian	55,206
Professional	39,982
Directors	11,553
Accounting services	5,281
Miscellaneous	23,216

Total expenses	337,115
Less:
Fees waived and/or reimbursed by the Manager	(13,102)

Total expenses after fees waived and/or reimbursed	324,013

Net investment income	26,406,007

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(28,644,857)
Investments — affiliated	(4,562,537)
Futures contracts	(2,684,330)
Swaps	(1,133,752)

(37,025,476)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,065,137,917)
Investments — affiliated	(1,396,871)
Futures contracts	(1,669,546)
Swaps	(882,253)

(1,069,086,587)

Net realized and unrealized loss	(1,106,112,063)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,079,706,056)

See notes to financial statements.

98	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Master Small Cap Index Series

	Six Months Ended 06/30/22 (unaudited)	Year Ended 12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$26,406,007	$46,599,564
Net realized gain (loss)	(37,025,476)	325,220,722
Net change in unrealized appreciation (depreciation)	(1,069,086,587)	204,608,412

Net increase (decrease) in net assets resulting from operations	(1,079,706,056)	576,428,698

CAPITAL TRANSACTIONS
Proceeds from contributions	738,738,964	1,298,147,027
Value of withdrawals	(612,331,000)	(1,200,858,901)

Net increase in net assets derived from capital transactions	126,407,964	97,288,126

NET ASSETS
Total increase (decrease) in net assets	(953,298,092)	673,716,824
Beginning of period	4,568,934,985	3,895,218,161

End of period	$3,615,636,893	$4,568,934,985

See notes to financial statements.

S E R I E S F I N A N C I A L S T A T E M E N T S	99

Financial Highlights (unaudited)

	Master Small Cap Index Series
	Six Months Ended 06/30/22 (unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Total Return
Total return	(23.34	)%(a)	14.84%	20.08%	25.70%	(10.96)%	14.69%

Ratios to Average Net Assets(b)
Total expenses	0.02	%(c)	0.02%	0.03%	0.02%	0.03%	0.06%

Total expenses after fees waived and/or reimbursed	0.02	%(c)	0.01%	0.02%	0.02%	0.03%	0.05%

Net investment income	1.31	%(c)	1.03%	1.29%	1.49%	1.49%	1.41%

Supplemental Data
Net assets, end of period (000)	$3,615,637		$4,568,935	$3,895,218	$3,325,684	$2,309,730	$1,278,155

Portfolio turnover rate		22%	31%	27%	20%	28%	30%

(a)	Aggregate total return.
(b)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(c)	Annualized.

See notes to financial statements.

100	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Quantitative Master Series LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is organized as a Delaware statutory trust. Master Small Cap Index Series (“the “Series”) is a series of the Master LLC. The Series is classified as diversified. The Series’ Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Series is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Series may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Series invests. These foreign taxes, if any, are paid by the Series and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Series files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Series may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Series enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Series may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Series enters into contracts that contain a variety of representations that provide general indemnification. The Series’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Series, which cannot be predicted with any certainty.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Series’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Series is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

S E R I E S N O T E S T O F I N A N C I A L S T A T E M E N T S	101

Notes to Financial Statements (unaudited) (continued) June 30, 2022

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Series’ assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Series uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Series might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Series. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Series is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Series could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

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Notes to Financial Statements (unaudited) (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Series collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series, or excess collateral returned by the Series, on the next business day. During the term of the loan, the Series is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Series’ Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value - unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Series’ securities on loan by counterparty which are subject to offset under an MSLA:

	Securities	Cash Collateral	Non-Cash Collateral		Net
Counterparty	Loaned at Value	Received (a)	Received, at Fair Value	(a)	Amount

Barclays Capital, Inc.	$8,481,794	$(8,481,794)	$—		$ —
BNP Paribas SA.	52,916,905	(52,916,905)	—		—
BofA Securities, Inc.	47,071,747	(47,071,747)	—		—
Citadel Clearing LLC	34,242	(34,242)	—		—
Citigroup Global Markets, Inc.	23,406,076	(23,406,076)	—		—
Credit Suisse Securities (USA) LLC	261,439	(261,439)	—		—
HSBC Bank PLC	895,018	(895,018)	—		—
ING Financial Markets LLC	1,623,823	(1,623,823)	—		—
J.P. Morgan Securities LLC	99,651,226	(99,651,226)	—		—
Jefferies LLC	15,182,576	(15,182,576)	—		—
Mizuho Securities USA LLC	4,559,344	(4,559,344)	—		—
Nomura Securities International, Inc.	383,286	(383,286)	—		—
Pershing LLC	265,008	(265,008)	—		—
Scotia Capital (USA), Inc.	7,440,595	(7,440,595)	—		—
State Street Bank & Trust Co.	4,835,388	(4,835,388)	—		—
Toronto-Dominion Bank	11,903,692	(11,903,692)	—		—
UBS AG	19,307,515	(19,307,515)	—		—
UBS Securities LLC	5,870,837	(5,870,837)	—		—
Wells Fargo Bank N.A.	2,420,604	(2,420,604)	—		—
Wells Fargo Securities LLC	4,674,974	(4,674,974)	—		—

	$311,186,089	$(311,186,089)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Series is disclosed in the Series’s Statement of Assets and Liabilities.

S E R I E S N O T E S T O F I N A N C I A L S T A T E M E N T S	103

Notes to Financial Statements (unaudited) (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Series could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Series.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Series and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Series’ counterparty on the swap. The Series is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Series receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Series has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

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Notes to Financial Statements (unaudited) (continued)

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Series and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Series and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Series may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Series and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Series and the counterparty.

Cash collateral that has been pledged to cover obligations of the Series and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Series, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Series. Any additional required collateral is delivered to/pledged by the Series on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Series generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Series from the counterparties are not fully collateralized, the Series bears the risk of loss from counterparty non-performance. Likewise, to the extent the Series has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Series bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with the Manager, the Series’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Series’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Series.

For such services, the Series pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Series’ net assets.

With respect to the Series, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of the Series for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Series to the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Series, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Series. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2022, the amount waived was $11,487.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Series’ assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Series. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2022, the Manager waived $1,615 in investment advisory fees pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.07%.

S E R I E S N O T E S T O F I N A N C I A L S T A T E M E N T S	105

Notes to Financial Statements (unaudited) (continued)

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Series. For the six months ended June 30, 2022, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Series, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Series is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Series bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Series retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Series retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Series is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2022, the Series paid BTC $386,768 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Series may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Series’ investment policies and restrictions. The Series is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2022, the Series did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Series may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Series Name	Purchases	Sales	Net Realized Gain (Loss)

Master Small Cap Index Series	$71,546,836	$127,784,064	$22,484,240

7.   PURCHASES AND SALES

For the six months ended June 30, 2022, purchases and sales of investments, excluding short-term investments, were $1,008,400,175 and $913,093,312, respectively.

8.   INCOME TAX INFORMATION

The Series is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no U.S. federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Series’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

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Notes to Financial Statements (unaudited) (continued)

Management has analyzed tax laws and regulations and their application to the Series as of June 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Series’ financial statements.

As of June 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Series Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Master Small Cap Index Series	$3,800,417,156	$802,675,084	$(656,066,923)	$146,608,161

9.   BANK BORROWINGS

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Series may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2022, the Series did not borrow under the credit agreement.

10. PRINCIPAL RISKS

In the normal course of business, the Series invests in securities or other instruments and may enter into certain transactions, and such activities subject the Series to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Series and its investments. The Series’ prospectus provides details of the risks to which the Series is subject.

The Series may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Series may invest in illiquid investments. An illiquid investment is any investment that the Series reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Series’ NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Series may lose value, regardless of the individual results of the securities and other instruments in which the Series invests.

The price the Series could receive upon the sale of any particular portfolio investment may differ from the Series’ valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Series’ results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Series, and the Series could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Series’ ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Series may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Series manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

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Notes to Financial Statements (unaudited) (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Series.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Series’ portfolio are disclosed in its Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Series to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Series may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Series is uncertain.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 20, 2022 (the “April Meeting”) and May 10-11, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Trust, on behalf of iShares Municipal Bond Index Fund (the “Fund”), and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreement. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	109

Disclosure of Investment Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year period reported, the Fund’s net performance was within the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including,

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Disclosure of Investment Advisory Agreement  (continued)

among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	111

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 20, 2022 (the “April Meeting”) and May 10-11, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of iShares Short-Term TIPS Bond Index Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for the Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year period reported, the Fund’s net performance was below the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s below tolerance performance relative to its benchmark over the period. The Board was informed that, among other things, the Fund’s underperformance relative to its benchmark and breach of its lower tolerance, was primarily driven by the impact of pricing activity. On December 31, 2021, when the fixed income markets closed early due to the New Year holiday, Bloomberg priced their indices at 1pm while BlackRock funds, including the iShares Short-Term TIPS Bond Index Fund, priced at 4pm.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio ranked first out of four funds and third out of four funds, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2023, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors of Quantitative Master Series LLC (the “Master LLC”) met on April 20, 2022 (the “April Meeting”) and May 10-11, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Master LLC Advisory Agreement”) between the Master LLC, on behalf of Master Small Cap Index Series (the “Master Fund”) and BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor. The Board of Directors of the Master LLC (the “Master LLC Board”) also considered the approval of the sub-advisory agreement between the Manager and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to the Master Fund (the “Master Fund Sub-Advisory Agreement”). iShares Russell 2000 Small-Cap Index Fund (“Small-Cap Index Fund”), a series of BlackRock Index Funds, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Directors of the Corporation (the “Corporation Board”) also considered the approval of the Master LLC Advisory Agreement and the Master Fund Sub-Advisory Agreement.

The Corporation Board also met at the April Meeting and the May Meeting to consider the approval of the investment advisory agreement (the “Corporation Advisory Agreement”) between the Corporation, on behalf of iShares MSCI EAFE International Index Fund (“International Index Fund”) and the Manager, the Corporation’s investment advisor. The Corporation Board also considered the approval of the sub-advisory agreement between the Manager and the Sub-Advisor with respect to International Index Fund (the “International Index Fund Sub-Advisory Agreement”).

The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Master Fund, Small-Cap Index Fund and International Index Fund are referred to herein, as pertinent, individually as a “Fund” or collectively as the “Funds.” The Master LLC Advisory Agreement, the Corporation Advisory Agreement, the Master Fund Sub-Advisory Agreement and the International Index Fund Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity: (a) the Master LLC Board and the Corporation Board are referred to herein individually as the “Board” and collectively as the “Boards,” and the members are referred to as “Board Members;” and (b) the shareholders of each of Small-Cap Index Fund and International Index Fund and the interest holders of the Master Fund are referred to as “shareholders.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), each Board considers the continuation of the pertinent Agreement for the Master LLC and the Corporation on an annual basis. The Board members who are not “interested persons” of the Master LLC or the Corporation, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). Each Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. Each Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings throughout the year, as needed. The committees of each Board similarly met throughout the year. Each Board also had an additional one-day meeting to consider specific information surrounding the renewal of the pertinent Agreement. In particular, each Board assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, each Board, acting directly and through its committees, considers information that was relevant to its annual consideration of the renewal of the pertinent Agreement, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services; (c) the applicable Fund’s operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the applicable Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the applicable Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the applicable Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, each Board requested and reviewed materials specifically relating to the renewal of the pertinent Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper Classification or Morningstar category, regarding fees and expenses of the applicable Fund as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), and the investment performance of each of Small-Cap Index Fund and International Index Fund (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the pertinent Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the applicable Fund; (g) a summary of aggregate amounts paid by the applicable Fund to BlackRock; (h) sales and redemption data regarding each of Small-Cap Index Fund’s and International Index Fund’s shares; and (i) various additional information requested by each Board as appropriate regarding BlackRock’s and each Fund’s.

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At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreement. Agreements, and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the applicable Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the applicable Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the applicable Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the applicable Fund. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to each Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the nature and quality of the administrative and other non-investment advisory services provided to the applicable Fund. BlackRock and its affiliates provide the applicable Fund with certain administrative, shareholder and other services (in addition to any such services provided to the applicable Fund by third parties) and officers and other personnel as are necessary for the operations of the applicable Fund. In particular, BlackRock and its affiliates provide the applicable Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third party service providers including, among others, the custodian, fund accountant, transfer agent, and auditor for the applicable Fund, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the applicable Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing Small-Cap Index Fund’s and International Index Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, reviewed and considered the performance history of the Master Fund/Small-Cap Index Fund and International Index Fund, as applicable throughout the year and at the April Meeting. Each Board noted that Small-Cap Index Fund’s investment results correspond directly to the investment results of the Master Fund. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included an analysis of Small-Cap Index Fund’s and International Index Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of Small-Cap Index Fund and International Index Fund as compared to each of these Fund’s Performance Peers and the performance of each of these Funds as compared with its benchmark. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

In evaluating performance, each Board focused particular attention on funds with less favorable performance records. Each Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Each Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could have the ability to disproportionately affect long-term performance.

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The Corporation Board noted that for the one-year period reported, International Index Fund’s net performance was within the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Boards noted that for the one-year period reported, Small-Cap Index Fund’s net performance was within the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for Small-Cap Index Fund, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed Master Fund/Small-Cap Index Fund’s and International Index Fund’s contractual management fee rate compared with those of the applicable Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared, as pertinent, the total expense ratio of Small-Cap Index Fund and International Index Fund, as well as Master Fund/Small-Cap Index Fund’s and International Index Fund’s actual management fee rate, to those of the applicable Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the applicable Fund. Each Board reviewed BlackRock’s estimated profitability with respect to the applicable Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. Each Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreement and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the applicable Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Corporation Board noted that International Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Fund for certain other fees and expenses.

The Boards noted that the Master Fund’s/Small-Cap Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and Small-Cap Index Fund’s total expense ratio each ranked in the first quartile relative to Small-Cap Index Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Master Fund’s total expenses as a percentage of the Master Fund’s average daily net assets and has contractually agreed to a cap on Small-Cap Index Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the applicable Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, each Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the applicable Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the applicable Fund to more fully participate in these economies of scale. Each Board considered the applicable Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	117

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

In connection with its consideration of the pertinent Agreement, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Master LLC Board, including the Independent Board Members, unanimously approved the continuation of the Master LLC Advisory Agreement between the Manager and the Master LLC, on behalf of the Master Fund, and the Master Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Fund, each for a one-year term ending June 30, 2023. The Corporation Board, including the Independent Board Members, unanimously approved the continuation of the Corporation Advisory Agreement between the Manager and the Corporation, on behalf of International Index Fund, and the International Index Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to International Index Fund, each for a one-year term ending June 30, 2023.

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each of the Master LLC Board and the Corporation Board, including the Independent Board Members, was satisfied that the terms of the pertinent Agreements were fair and reasonable and in the best interest of the applicable Fund and its shareholders. The Corporation Board, including the Independent Board Members, also considered the continuation of the Master LLC Advisory Agreement with respect to the Master Fund and the Master Fund Sub-Advisory Agreement with respect to the Master Fund and found the Agreements to be satisfactory. In arriving at its decision to approve the applicable Agreements, the Master LLC Board and the Corporation Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly/quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by a Fund for any particular month/quarter may be more or less than the amount of net investment income earned by a Fund during such month/quarter. The portion of distributions that exceeds a Fund current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

A D D I T I O N A L I N F O R M A T I O N	119

Additional Information  (continued)

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator(a)

BlackRock Advisors, LLC

Wilmington, DE 19809

Investment Adviser(b)

BlackRock Fund Advisors

San Francisco, CA 94105

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

(a)	Administrator to iShares short term TIPS Bond Index Fund, iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund.
(b)	For iShares Municipal Bond Index Fund.

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds/Corporation/Master LLC

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CVA	Certificaten Van Aandelen (Dutch Certificate)

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

GO	General Obligation Bonds

GTD	GTD Guaranteed

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

REIT	Real Estate Investment Trust

SAP	Subject to Appropriations

SAW	State Aid Withholding

SCA	Societe en Commandite par Actions

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	121

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

iSIndex-06/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

2

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Index Funds, Inc. and Quantitative Master Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: August 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: August 19, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Index Funds, Inc. and Quantitative Master Series LLC

Date: August 19, 2022

4